UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Large Cap Alpha VIP Series Commentary

Highlights

•	The broad U.S. equity market, as defined by the S&P 500® Index[1], delivered positive performance in the first half of 2011, despite renewed concerns over the strength of the economic recovery.

•

RS Large Cap Alpha VIP Series returned positive performance for the six-month period, but underperformed the benchmark Russell 1000® Value Index[2], as well as the S&P 500® Index. The Fund’s performance relative to the Russell 1000 Value was held back by stock selection in the consumer discretionary, financial services, and energy sectors. Stock selection in the technology sector aided relative performance.

•	RS Large Cap Alpha VIP Series seeks long-term capital appreciation by identifying large-cap companies with improving returns on invested capital (ROIC).

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples and health care.

Fund Performance Overview

RS Large Cap Alpha VIP Series returned 1.87% for the six-month period ended June 30, 2011, underperforming the benchmark Russell 1000® Value Index, which returned 5.92%, and the S&P 500® Index, which returned 6.02%.

Among the Fund’s largest individual detractors for the period were a number of financial services holdings. The Fund’s detractors included Citigroup, Inc., which was pressured after reporting lackluster revenues and earnings performance, and Aflac, Inc., a supplemental insurance provider that generates over 70% of its cash flows from Japan. The company has faced questions over its financial exposure tied to the Tohoku earthquake and ensuing tsunami, as well as over the short-term ramifications of its decision to de-risk its investment portfolio. We believe that the tragic events in Japan will not have a material impact on the Aflac’s long-term return profile; moreover, we believe that reducing risk is in the long-term best interests of company’s shareholders.

While we have seen evidence of improving capital positions, liquidity, and underwriting standards within the financial services sector, we seek to be discriminating in our financial services investments, concentrating on insurance companies that we believe possess structurally superior distribution models, as well as banks that we believe focus on “relationship lending” and possess low cost core deposit franchises.

The Fund’s other large detractors included retailer Gap, Inc., which lost ground amid concerns over cotton prices and how a sluggish U.S. economy might impact consumer spending. Economic uncertainty also weighed on the share price performance of Martin Marietta Materials, Inc., a producer of aggregates for the construction industry.

On a positive note, relative performance was aided by stock selection in the technology sector, and in particular by our investment in Symantec Corp., a security software and services provider capitalizing on increasing enterprise investment in technology to fend off increasingly sophisticated cyber threats. Within business services and technology, we continue to seek to allocate capital to businesses with understandable and predictable revenue streams as well as high customer retention rates and recurring cash flow characteristics.

Other positive contributors included shares of Praxair, Inc., a supplier of industrial gases, which has capitalized

3

RS LARGE CAP ALPHA VIP SERIES

on strong demand for its compressed ultra-pure oxygen and other gases used in the production of integrated circuits and other high tech and industrial products. The company continues to win new contracts both domestically and in China. The Fund’s relative performance was also aided by our investment in drug maker Pfizer, which benefited from investors’ renewed enthusiasm for more defensive, large-cap health care stocks during the second quarter. Investors have also welcomed the company’s efforts to rein in costs and shed underperforming product lines.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. In this environment, we continue to focus on identifying company-specific structural changes that we believe will lead to improving returns on invested capital.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics

Total Net Assets: $972,910,447

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Praxair, Inc.	4.73%
Symantec Corp.	4.19%
Citigroup, Inc.	4.18%
eBay, Inc.	3.90%
Occidental Petroleum Corp.	3.88%
Activision Blizzard, Inc.	3.77%
Talisman Energy, Inc.	3.74%
CVS Caremark Corp.	3.51%
Aflac, Inc.	3.50%
Pfizer, Inc.	3.49%
Total	38.89%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	1.87%	25.23%	3.32%	6.76%	3.32%	10.58%
Russell 1000® Value Index[2]		5.92%	28.94%	2.28%	1.15%	3.99%	11.32%
S&P 500® Index[1]		6.02%	30.69%	3.34%	2.94%	2.72%	10.69%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,018.70	$2.75	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.75	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 98.1%
Asset Management & Custodian – 2.1%
State Street Corp.	461,450	$20,806,781

		20,806,781
Back Office Support, HR and Consulting – 2.9%
Synopsys, Inc.(1)	1,088,422	27,983,330

		27,983,330
Banks: Diversified – 6.1%
KeyCorp	3,728,900	31,061,737
Regions Financial Corp.	4,539,468	28,144,702

		59,206,439
Building Materials – 3.2%
Martin Marietta Materials, Inc.	395,595	31,635,732

		31,635,732
Chemicals: Specialty – 4.7%
Praxair, Inc.	424,177	45,976,545

		45,976,545
Computer Services, Software & Systems – 7.3%
Microsoft Corp.	1,148,277	29,855,202
Symantec Corp.(1)	2,067,500	40,771,100

		70,626,302
Consumer Services: Miscellaneous – 3.9%
eBay, Inc.(1)	1,175,470	37,932,417

		37,932,417
Diversified Financial Services – 4.2%
Citigroup, Inc.	977,068	40,685,112

		40,685,112
Diversified Manufacturing Operations – 3.0%
Honeywell International, Inc.	487,455	29,047,443

		29,047,443
Drug & Grocery Store Chains – 3.5%
CVS Caremark Corp.	907,730	34,112,493

		34,112,493
Electronic Entertainment – 3.8%
Activision Blizzard, Inc.	3,142,040	36,699,027

		36,699,027
Health Care Facilities – 2.9%
HCA Holdings, Inc.(1)	866,400	28,591,200

		28,591,200
Insurance: Life – 6.2%
Aflac, Inc.	729,171	34,037,702
Prudential Financial, Inc.	413,800	26,313,542

		60,351,244
Insurance: Multi-Line – 3.1%
MetLife, Inc.	677,700	29,730,699

		29,730,699
Insurance: Property-Casualty – 2.0%
The Allstate Corp.	639,900	19,536,147

		19,536,147

June 30, 2011 (unaudited)	Shares	Value
Medical & Dental Instruments & Supplies – 1.0%
Covidien PLC	184,300	$9,810,289

		9,810,289
Metals & Minerals: Diversified – 2.3%
BHP Billiton Ltd., ADR	239,637	22,676,849

		22,676,849
Oil: Crude Producers – 13.2%
Canadian Natural Resources Ltd.	504,162	21,104,221
Occidental Petroleum Corp.	362,500	37,714,500
Southwestern Energy Co.(1)	773,732	33,177,628
Talisman Energy, Inc.	1,775,640	36,382,864

		128,379,213
Pharmaceuticals – 9.5%
Merck & Co., Inc.	866,621	30,583,055
Pfizer, Inc.	1,646,100	33,909,660
Warner Chilcott PLC, Class A	1,159,300	27,973,909

		92,466,624
Precious Metals & Minerals – 2.5%
Goldcorp, Inc.	495,409	23,913,392

		23,913,392
Specialty Retail – 5.0%
The Gap, Inc.	1,680,970	30,425,557
Urban Outfitters, Inc.(1)	655,386	18,449,116

		48,874,673
Toys – 2.6%
Hasbro, Inc.	575,592	25,285,757

		25,285,757
Transportation Miscellaneous – 3.1%
United Parcel Service, Inc., Class B	414,300	30,214,899

		30,214,899
Total Common Stocks (Cost $819,888,880)		954,542,607

	Principal Amount	Value
Repurchase Agreements – 1.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $17,989,005, due 7/1/2011(2)	$17,989,000	17,989,000
Total Repurchase Agreements (Cost $17,989,000)		17,989,000
Total Investments - 100.0% (Cost $837,877,880)		972,531,607
Other Assets, Net - 0.0%		378,840
Total Net Assets - 100.0%		$972,910,447

(1)	Non-income producing security.

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	3/31/2012	$18,349,163

Legend:

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Common Stocks	$954,542,607	$—	$—	$954,542,607
Repurchase Agreements	—	17,989,000	—	17,989,000
Total	$954,542,607	$17,989,000	$—	$972,531,607

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$972,531,607
Cash and cash equivalents	87
Dividends/interest receivable	974,981
Receivable for fund shares subscribed	217,067
Prepaid expenses	144,404

Total Assets	973,868,146

Liabilities
Payable for fund shares redeemed	453,021
Payable to adviser	389,639
Accrued trustees’ fees	12,021
Payable organization costs and offering costs	5,487
Accrued expenses/other liabilities	97,531

Total Liabilities	957,699

Total Net Assets	$972,910,447

Net Assets Consist of:
Paid-in capital	$1,027,544,104
Accumulated undistributed net investment income	4,038,684
Accumulated net realized loss from investments and foreign currency transactions	(193,326,620)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	134,654,279

Total Net Assets	$972,910,447

Investments, at Cost	$837,877,880

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	25,113,381
Net Asset Value Per Share	$38.74

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$6,774,601
Interest	1,197
Withholding taxes on foreign dividends	(60,545)

Total Investment Income	6,715,253

Expenses
Investment advisory fees	2,441,146
Professional fees	61,582
Administrative service fees	59,206
Custodian fees	45,729
Trustees’ fees	21,689
Other expenses	49,535

Total Expenses	2,678,887

Less: Custody credits	(3)

Total Expenses, Net	2,678,884

Net Investment Income	4,036,369

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	79,021,676
Net realized gain from foreign currency transactions	3,728
Net change in unrealized appreciation/depreciation on investments	(64,842,844)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(2,404)

Net Gain on Investments and Foreign Currency Transactions	14,180,156

Net Increase in Net Assets Resulting from Operations	$18,216,525

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$4,036,369	$6,650,177
Net realized gain from investments and foreign currency transactions	79,025,404	85,779,530
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(64,845,248)	51,479,712

Net Increase in Net Assets Resulting from Operations	18,216,525	143,909,419

Distributions to Shareholders
Net investment income	—	(21,130,486)

Total Distributions	—	(21,130,486)

Capital Share Transactions
Proceeds from sales of shares	43,204,462	72,498,697
Reinvestment of distributions	—	21,130,486
Cost of shares redeemed	(63,405,386)	(122,911,738)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(20,200,924)	(29,282,555)

Net Increase/(Decrease) in Net Assets	(1,984,399)	93,496,378

Net Assets
Beginning of period	974,894,846	881,398,468

End of period	$972,910,447	$974,894,846

Accumulated Undistributed Net Investment Income Included in Net Assets	$4,038,684	$2,315

Other Information:
Shares
Sold	1,113,135	2,095,271
Reinvested	—	564,383
Redeemed	(1,631,622)	(3,562,948)

Net Decrease	(518,487)	(903,294)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$38.03	$0.16	$0.55	$0.71	$—	$—	$—
Year Ended 12/31/10	33.22	0.28	5.37	5.65	(0.84)	—	(0.84)
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)
Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)
Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$38.74	1.87%	$972,910	0.55%	0.55%	0.83%	0.83%	25%
38.03	17.05%	974,895	0.55%	0.55%	0.75%	0.75%	60%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%
38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%
33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income
$21,130,486

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$(82,016,863)	$9,978,977	$72,037,886

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income
$2,315

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $82,716,312 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2011	$95,938,938
2015	63,066
2016	15,285,989
2017	160,708,957

Total	$271,996,950

Capital loss carryovers of $82,015,263 expired in the year ended December 31, 2010.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was

$838,241,206. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $144,402,930 and $(10,112,529), respectively, resulting in net unrealized appreciation of $134,290,401.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $245,109,946 and $269,230,887, respectively, for the six months ended June 30, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might

17

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

•	Small-cap shares, as defined by the Russell 2000® Index[1], delivered solid performance in the first half of 2011, despite renewed economic uncertainty.

•

RS Small Cap Growth Equity VIP Series outperformed the benchmark Russell 2000® Growth Index[2] for the six-month period ended June 30, 2011 as well as the Russell 2000® Index. The Fund’s performance relative to the Russell 2000® Growth Index was supported in particular by stock selection in the consumer discretionary sector. Stock selection in the energy and utilities sectors hindered relative performance.

•	RS Small Cap Growth Equity VIP Series seeks long-term capital growth by investing in small-cap companies that we believe have greater earnings potential relative to market expectations.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index3, started out the year on a positive note, delivering solid first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. As the first half of 2011 drew to a close, investors’ appetites for risk became muted, as they sought refuge in more economically defensive investments in the consumer staples, health care, and utility sectors.

Fund Performance Overview

RS Small Cap Growth Equity VIP Series gained 13.70% over the six-month period ended June 30, 2011, outperforming the benchmark Russell 2000® Growth Index, which returned 8.59%, as well as the Russell 2000® Index, which returned 6.21%.

Portfolio Review

The Fund’s relative performance benefited from stock selection in the consumer discretionary sector, and in particular from our investments in several retailers. One standout performer was Ulta Salon, Cosmetics & Fragrance, a retailer of both high end and discount beauty supply brands that continues to report solid revenue performance as it capitalizes on its store expansion plans and high customer touchpoint strategy.

In the health care sector, we benefited from our investment in Pharmasset, a biotechnology company that is focused on developing next generation treatments for hepatitis C (HCV), a condition that affects a large and relatively underserved population. Against this backdrop, we believe that there is a huge potential market for Pharmasset’s orally administered HCV drug that has fewer side effects than competing drugs.

Among our technology holdings, our relative results were supported by strong performance by Fortinet, the manufacturer of an advanced data security hardware system that processes huge amounts of information at a fast rate to identify potential cyber threats. We believe the company is well positioned to benefit from continued enterprise investment in the data security area.

On a negative note, other technology investments in the Fund struggled due to some inventory building by customers, which dampened near-term earnings prospects. Relative detractors included Oclaro, a supplier of optical components. We remain positive on Oclaro’s long-term prospects, given our view that data networking equipment and components will be in great demand over the next few years as companies build out data networks to accommodate the growing volumes of data traffic.

Also within technology, we were less reassured by prospects for networking connectivity software maker Smith Micro Software, another detractor for the period, which has faced uncertainty over inventory issues and the delayed roll-out of Verizon’s 4G technology. We liquidated our investment in the company as it failed to progress towards our initial investment thesis.

Within healthcare, the Fund’s relative performance was dampened by our investment in Salix Pharmaceuticals. The stock declined sharply in February after the FDA failed to approve the company’s liver disease drug for a secondary indication to treat a digestive disorder. Given the uncertainty around a new strategy for FDA approval, we exited the position.

Outlook

We remain optimistic on the outlook for our portfolio of companies as they continue to maneuver through a backdrop of mixed signals in the global economy. We continue to believe that small-cap companies house some of the most compelling innovations, and we continue to focus on companies that we believe will realize sustained earnings growth. As long-term investors, we seek to look

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics

Total Net Assets: $108,379,117

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Ulta Salon, Cosmetics & Fragrance, Inc.	1.82%
HEICO Corp., Class A	1.74%
Vitamin Shoppe, Inc.	1.66%
Steven Madden Ltd.	1.62%
Netlogic Microsystems, Inc.	1.62%
RBC Bearings, Inc.	1.56%
Wright Express Corp.	1.56%
Ancestry.com, Inc.	1.55%
Team Health Holdings, Inc.	1.55%
Gardner Denver, Inc.	1.54%
Total	16.22%

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	13.70%	48.21%	13.23%	8.33%	8.03%	9.01%
Russell 2000® Growth Index[2]		8.59%	43.50%	8.35%	5.79%	4.63%	5.83%
Russell 2000® Index[1]		6.21%	37.41%	7.77%	4.08%	6.27%	7.73%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,137.00	$4.52	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.27	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 98.8%
Advertising Agencies – 1.5%
Velti PLC(1)	98,100	$1,658,871

		1,658,871
Aerospace – 1.7%
HEICO Corp., Class A	47,538	1,890,111

		1,890,111
Asset Management & Custodian – 0.3%
Financial Engines, Inc.(1)	11,500	298,080

		298,080
Auto Parts – 1.5%
LKQ Corp.(1)	62,600	1,633,234

		1,633,234
Back Office Support, HR and Consulting – 2.6%
Dice Holdings, Inc.(1)	86,332	1,167,209
ICF International, Inc.(1)	31,600	802,008
Robert Half International, Inc.	30,400	821,712

		2,790,929
Banks: Diversified – 1.0%
IBERIABANK Corp.	18,800	1,083,632

		1,083,632
Biotechnology – 5.3%
Aegerion Pharmaceuticals, Inc.(1)	30,500	480,375
Aveo Pharmaceuticals, Inc.(1)	40,270	829,965
Medivation, Inc.(1)	37,400	801,482
Myriad Genetics, Inc.(1)	32,145	730,013
NPS Pharmaceuticals, Inc.(1)	104,600	988,470
Pharmasset, Inc.(1)	9,700	1,088,340
Seattle Genetics, Inc.(1)	41,900	859,788

		5,778,433
Chemicals: Diversified – 1.0%
LSB Industries, Inc.(1)	26,500	1,137,380

		1,137,380
Chemicals: Specialty – 1.2%
Balchem Corp.	29,800	1,304,644

		1,304,644
Commercial Vehicles & Parts – 1.3%
Commercial Vehicle Group, Inc.(1)	99,200	1,407,648

		1,407,648
Communications Technology – 3.5%
ADTRAN, Inc.	25,700	994,847
NETGEAR, Inc.(1)	24,800	1,084,256
Oclaro, Inc.(1)	138,487	930,633
Polycom, Inc.(1)	12,600	810,180

		3,819,916
Computer Services, Software & Systems – 10.4%
comScore, Inc.(1)	52,287	1,354,233
Concur Technologies, Inc.(1)	26,400	1,321,848
Digital River, Inc.(1)	31,965	1,027,995
Fortinet, Inc.(1)	59,800	1,631,942

June 30, 2011 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Gartner, Inc.(1)	26,500	$1,067,685
Informatica Corp.(1)	25,340	1,480,616
Sapient Corp.(1)	59,100	888,273
The Ultimate Software Group, Inc.(1)	28,700	1,562,141
VeriFone Systems, Inc.(1)	20,394	904,474

		11,239,207
Computer Technology – 0.7%
Super Micro Computer, Inc.(1)	45,800	736,922

		736,922
Consumer Electronics – 1.4%
RealD, Inc.(1)	65,461	1,531,133

		1,531,133
Consumer Lending – 1.4%
Portfolio Recovery Associates, Inc.(1)	17,452	1,479,755

		1,479,755
Consumer Services: Miscellaneous – 1.5%
Ancestry.com, Inc.(1)	40,700	1,684,573

		1,684,573
Containers & Packaging – 1.2%
Rock-Tenn Co., Class A	19,400	1,286,996

		1,286,996
Education Services – 1.3%
American Public Education, Inc.(1)	31,096	1,384,083

		1,384,083
Financial Data & Systems – 2.7%
Higher One Holdings, Inc.(1)	65,334	1,236,119
Wright Express Corp.(1)	32,423	1,688,266

		2,924,385
Foods – 1.2%
Diamond Foods, Inc.	16,700	1,274,878

		1,274,878
Health Care Management Services – 1.2%
Catalyst Health Solutions, Inc.(1)	23,000	1,283,860

		1,283,860
Health Care Services – 3.7%
Healthways, Inc.(1)	82,100	1,246,278
HMS Holdings Corp.(1)	14,700	1,129,989
Team Health Holdings, Inc.(1)	74,473	1,676,387

		4,052,654
Hotel/Motel – 1.0%
Gaylord Entertainment Co.(1)	35,300	1,059,000

		1,059,000
Leisure Time – 0.1%
HomeAway, Inc.(1)	2,300	89,010

		89,010
Machinery: Industrial – 2.5%
Altra Holdings, Inc.(1)	44,300	1,062,757

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Machinery: Industrial (continued)
Gardner Denver, Inc.	19,900	$1,672,595

		2,735,352
Medical & Dental Instruments & Supplies – 3.5%
ABIOMED, Inc.(1)	30,700	497,340
Align Technology, Inc.(1)	51,800	1,181,040
Merit Medical Systems, Inc.(1)	53,600	963,192
Neogen Corp.(1)	25,000	1,130,250

		3,771,822
Medical Equipment – 4.7%
Accuray, Inc.(1)	142,736	1,143,315
Cyberonics, Inc.(1)	19,997	558,916
Dexcom, Inc.(1)	93,607	1,356,366
Masimo Corp.	31,900	946,792
Zoll Medical Corp.(1)	19,900	1,127,534

		5,132,923
Metal Fabricating – 1.6%
RBC Bearings, Inc.(1)	44,800	1,691,648

		1,691,648
Metals & Minerals: Diversified – 2.5%
Compass Minerals International, Inc.	15,400	1,325,478
Globe Specialty Metals, Inc.	62,400	1,399,008

		2,724,486
Oil Well Equipment & Services – 3.8%
Complete Production Services, Inc.(1)	45,800	1,527,888
Core Laboratories N.V.	11,402	1,271,779
Dril-Quip, Inc.(1)	19,510	1,323,363

		4,123,030
Oil: Crude Producers – 0.7%
Comstock Resources, Inc.(1)	28,529	821,350

		821,350
Pharmaceuticals – 1.7%
Amarin Corp. PLC, ADR(1)	44,255	640,370
BioMarin Pharmaceutical, Inc.(1)	46,113	1,254,734

		1,895,104
Printing and Copying Services – 0.7%
VistaPrint N.V.(1)	14,925	714,161

		714,161
Producer Durables: Miscellaneous – 0.9%
BE Aerospace, Inc.(1)	24,900	1,016,169

		1,016,169
Production Technology Equipment – 0.7%
Rudolph Technologies, Inc.(1)	68,800	736,848

		736,848
Radio & TV Broadcasters – 0.5%
Pandora Media, Inc.(1)	30,200	571,082

		571,082
Real Estate – 0.9%
FirstService Corp.(1)	27,200	939,488

		939,488

June 30, 2011 (unaudited)	Shares	Value
Restaurants – 1.1%
BJ’s Restaurants, Inc.(1)	22,448	$1,175,377

		1,175,377
Scientific Instruments: Electrical – 1.2%
GrafTech International Ltd.(1)	62,132	1,259,416

		1,259,416
Scientific Instruments: Gauges & Meters – 1.0%
Elster Group SE, ADR(1)	67,190	1,100,572

		1,100,572
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	41,987	1,052,194

		1,052,194
Semiconductors & Components – 6.0%
Hittite Microwave Corp.(1)	18,300	1,132,953
Netlogic Microsystems, Inc.(1)	43,438	1,755,764
O2Micro International Ltd., ADR(1)	33,708	219,102
Power Integrations, Inc.	33,581	1,290,518
SemiLEDs Corp.(1)	116,800	753,360
Silicon Laboratories, Inc.(1)	31,700	1,307,942

		6,459,639
Specialty Retail – 4.9%
Tractor Supply Co.	22,300	1,491,424
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	30,600	1,976,148
Vitamin Shoppe, Inc.(1)	39,400	1,802,944

		5,270,516
Textiles, Apparel & Shoes – 6.6%
Crocs, Inc.(1)	48,100	1,238,575
Deckers Outdoor Corp.(1)	13,500	1,189,890
G-III Apparel Group Ltd.(1)	41,700	1,437,816
Steven Madden Ltd.(1)	46,950	1,761,094
Under Armour, Inc., Class A(1)	19,625	1,517,209

		7,144,584
Truckers – 2.4%
Old Dominion Freight Line, Inc.(1)	36,500	1,361,450
Roadrunner Transportation Systems, Inc.(1)	83,500	1,259,180

		2,620,630
Utilities: Telecommunications – 1.2%
j2 Global Communications, Inc.(1)	45,334	1,279,779

		1,279,779
Total Common Stocks (Cost $81,496,907)		107,065,504

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,159,001, due 7/1/2011(2)	$2,159,000	$2,159,000
Total Repurchase Agreements (Cost $2,159,000)		2,159,000
Total Investments - 100.8% (Cost $83,655,907)		109,224,504
Other Liabilities, Net - (0.8)%		(845,387)
Total Net Assets - 100.0%		$108,379,117

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	3/31/2012	$2,204,119

Legend:

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$107,065,504	$—	$—	$107,065,504
Repurchase Agreements	—	2,159,000	—	2,159,000
Total	$107,065,504	$2,159,000	$—	$109,224,504

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$109,224,504
Cash and cash equivalents	872
Receivable for investments sold	504,570
Receivable for fund shares subscribed	11,510
Dividends/interest receivable	6,393

Total Assets	109,747,849

Liabilities
Payable for investments purchased	1,244,517
Payable to adviser	64,783
Payable for fund shares redeemed	43,449
Accrued trustees’ fees	1,424
Accrued expenses/other liabilities	14,559

Total Liabilities	1,368,732

Total Net Assets	$108,379,117

Net Assets Consist of:
Paid-in capital	$94,954,312
Accumulated undistributed net investment loss	(358,923)
Accumulated net realized loss from investments	(11,784,869)
Net unrealized appreciation on investments	25,568,597

Total Net Assets	$108,379,117

Investments, at Cost	$83,655,907

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	7,252,147
Net Asset Value Per Share	$14.94

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$87,289
Interest	135
Withholding taxes on foreign dividends	(881)

Total Investment Income	86,543

Expenses
Investment advisory fees	391,537
Custodian fees	16,953
Professional fees	14,139
Shareholder reports	10,068
Administrative service fees	6,834
Trustees’ fees	2,450
Other expenses	3,487

Total Expenses	445,468
Less: Custody credits	(2)

Total Expenses, Net	445,466

Net Investment Loss	(358,923)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	11,569,819
Net change in unrealized appreciation/depreciation on investments	2,156,018

Net Gain on Investments	13,725,837

Net Increase in Net Assets Resulting from Operations	$13,366,914

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(358,923)	$(540,804)
Net realized gain from investments	11,569,819	28,472,346
Net change in unrealized appreciation/depreciation on investments	2,156,018	(1,318,283)

Net Increase in Net Assets Resulting from Operations	13,366,914	26,613,259

Capital Share Transactions
Proceeds from sales of shares	6,863,773	7,600,453
Cost of shares redeemed	(12,081,015)	(52,154,875)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,217,242)	(44,554,422)

Net Increase/(Decrease) in Net Assets	8,149,672	(17,941,163)

Net Assets
Beginning of period	100,229,445	118,170,608

End of period	$108,379,117	$100,229,445

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(358,923)	$—

Other Information:
Shares
Sold	484,926	678,262
Redeemed	(861,255)	(4,519,985)

Net Decrease	(376,329)	(3,841,723)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Six Months Ended 6/30/11[1]	$13.14	$(0.05)	$1.85	$1.80	$—	$—	$—	$—
Year Ended 12/31/10	10.30	(0.07)	2.91	2.84	—	—	—	—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—	—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)
Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	—	(3.94)
Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	—	(1.47)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$14.94	13.70%	$108,379	0.85%	0.85%	(0.69)%	(0.69)%	44%
13.14	27.57%	100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%
11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%
15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(438,522)	$540,804	$(102,282)

During any particular year, net realized gains from investment transactions, in excess of available capital

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $28,495,128 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were $22,983,382, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $83,964,535. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $27,176,605 and $(1,916,636), respectively, resulting in net unrealized appreciation of $25,259,969.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $45,712,506 and $49,634,263, respectively, for the six months ended June 30, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include,

but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

19

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

For the six months ended June 30, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 6/30/11	Average Borrowing*	Average Interest Rate*
$—	$496,982	1.48%
*	For the six months ended June 30, 2011, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

21

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Partners VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS PARTNERS VIP SERIES

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Partners VIP Series Commentary

Highlights

•	U.S. equity markets, as defined by the S&P 500® Index[1], delivered positive performance in the first half of 2011 despite renewed economic uncertainty and the shadow of the European debt crisis.

•

RS Partners VIP Series had positive performance for the six-month period, and also outperformed the benchmark Russell 2000® Value Index[2]. The Fund’s relative performance benefitted from stock selection in the technology and consumer discretionary sectors. On a negative note, stock selection in the financial services sector detracted from relative performance.

•	RS Partners VIP Series seeks long-term capital appreciation by identifying small companies with improving returns on invested capital (ROIC).

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples and health care.

Fund Performance Overview

RS Partners VIP Series returned 4.27% for the six-month period ended June 30, 2011, outperforming the Russell 2000® Value Index, which returned 3.77%.

The Fund’s relative performance benefited from several technology investments, including Atmel Corp., a developer of microchips in high demand for use in smart phone touchscreen technology. Within the technology sector, we continue to allocate capital to businesses that we believe have understandable and predictable revenue streams with high customer retention rates and recurring cash flow characteristics.

In the consumer discretionary sector, the Fund remains focused on companies that we believe have strong recurring cash flows and that we believe possess minimal economic sensitivity. During the period, we benefited from our investment in GameStop Corp., a specialty retailer of electronic game and PC entertainment software, which is exploring new opportunities tied to streaming media.

The Fund’s top positive contributor for the period was Key Energy Services, a provider of oil well services, which benefited in part from strong earnings performance. Within the energy and raw materials areas, we continue to emphasize what we believe to be cost-advantaged producers of energy and non-energy commodities that we expect to generate attractive returns across the commodity price cycle.

On a negative note, a number of the Fund’s financial services holdings detracted from performance in what was a challenging period for financial services stocks. Detractors included regional bank holding companies Susquehanna Bancshares, Inc. and First Horizon National, as well as MGIC Investment Corp., the nation’s largest provider of private mortgage insurance. The entire financial services sector has been pressured recently by concerns over the repercussions of regulatory changes, the Japanese earthquake disaster, and a deepening sovereign debt crisis in Europe. Despite these headwinds, we remain constructive on what we see as evidence of improving capital, liquidity, and underwriting standards within select names in the financial services sector. We also seek to be discriminating in our financial services investments, concentrating on banks, such as Susquehanna and First Horizon, that we believe possess low-cost core deposit franchises and strengthening customer relationships.

3

RS PARTNERS VIP SERIES

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We have never attempted to maximize short-term results, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume. Instead, we attempt to create long-term value for our investors, and we continue to believe that the Fund is well positioned for an environment in which individual company-specific cash flow fundamentals will be properly rewarded.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

4

RS PARTNERS VIP SERIES

Characteristics

Total Net Assets: $16,220,157

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
GameStop Corp., Class A	4.38%
Atmel Corp.	4.26%
Groupe Aeroplan, Inc.	3.58%
Denbury Resources, Inc.	3.56%
Compass Minerals International, Inc.	3.47%
Key Energy Services, Inc.	3.45%
New Gold, Inc.	3.34%
Calpine Corp.	3.25%
Myriad Genetics, Inc.	3.16%
Associated Banc-Corp.	3.10%
Total	35.55%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS PARTNERS VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Partners VIP Series	2/3/03	4.27%	34.41%	7.48%	5.07%	9.73%
Russell 2000® Value Index[2]		3.77%	31.35%	7.09%	2.24%	10.87%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 2/3/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,042.70	$6.89	1.36%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.05	$6.81	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS PARTNERS VIP SERIES

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 90.7%
Advertising Agencies – 3.6%
Groupe Aeroplan, Inc.	CAD	41,990	$579,923

			579,923
Auto Parts – 2.3%
BorgWarner, Inc.(1)		4,523	365,413

			365,413
Banks: Diversified – 9.7%
Associated Banc-Corp.		36,134	502,262
Commerce Bancshares, Inc.		8,167	351,181
First Horizon National Corp.		48,294	460,725
Susquehanna Bancshares, Inc.		32,535	260,280

			1,574,448
Biotechnology – 3.2%
Myriad Genetics, Inc.(1)		22,552	512,156

			512,156
Computer Services, Software & Systems – 11.6%
ACI Worldwide, Inc.(1)		11,940	403,214
Acxiom Corp.(1)		30,878	404,811
AOL, Inc.(1)		19,597	389,196
DST Systems, Inc.		7,549	398,587
Parametric Technology Corp.(1)		12,693	291,050

			1,886,858
Consumer Electronics – 1.5%
Harman International Industries, Inc.		5,328	242,797

			242,797
Consumer Lending – 3.3%
MGIC Investment Corp.(1)		43,299	257,629
MoneyGram International, Inc.(1)		82,783	274,840

			532,469
Financial Data & Systems – 3.2%
Euronet Worldwide, Inc.(1)		20,052	309,001
Jack Henry & Associates, Inc.		7,013	210,460

			519,461
Health Care Facilities – 0.9%
VCA Antech, Inc.(1)		6,850	145,220

			145,220
Health Care Management Services – 1.9%
Magellan Health Services, Inc.(1)		5,748	314,646

			314,646
Insurance: Life – 4.7%
StanCorp Financial Group, Inc.		8,973	378,571
Torchmark Corp.		5,983	383,749

			762,320
Insurance: Multi-Line – 1.5%
eHealth, Inc.(1)		12,532	167,428
PICO Holdings, Inc.(1)		2,420	70,180

			237,608

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Insurance: Property-Casualty – 2.3%
Genworth MI Canada, Inc.	CAD	14,200	$373,828

			373,828
Medical Equipment – 2.6%
Sirona Dental Systems, Inc.(1)		7,922	420,658

			420,658
Metals & Minerals: Diversified – 3.5%
Compass Minerals International, Inc.		6,542	563,070

			563,070
Oil Well Equipment & Services – 3.4%
Key Energy Services, Inc.(1)		31,095	559,710

			559,710
Oil: Crude Producers – 7.2%
Concho Resources, Inc.(1)		4,694	431,144
Denbury Resources, Inc.(1)		28,908	578,160
Peyto Exploration & Development Corp.	CAD	6,790	151,366

			1,160,670
Precious Metals & Minerals – 3.3%
New Gold, Inc.(1)		52,688	542,160

			542,160
Scientific Instruments: Pollution Control – 2.2%
Waste Connections, Inc.		11,506	365,085

			365,085
Securities Brokerage & Services – 2.9%
MF Global Holdings Ltd.(1)		60,446	467,852

			467,852
Semiconductors & Components – 6.3%
Atmel Corp.(1)		49,114	691,034
Integrated Device Technology, Inc.(1)		42,646	335,198

			1,026,232
Specialty Retail – 4.4%
GameStop Corp., Class A(1)		26,626	710,115

			710,115
Utilities: Gas Distributors – 2.0%
Questar Corp.		18,110	320,728

			320,728
Utilities: Miscellaneous – 3.2%
Calpine Corp.(1)		32,694	527,354

			527,354
Total Common Stocks (Cost $11,607,352)			14,710,781

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS PARTNERS VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Repurchase Agreements – 8.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $1,412,000, due 7/1/2011(2)	$1,412,000	$1,412,000
Total Repurchase Agreements (Cost $1,412,000)		1,412,000
Total Investments - 99.4% (Cost $13,019,352)		16,122,781
Other Assets, Net - 0.6%		97,376
Total Net Assets - 100.0%		$16,220,157

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	4/30/2012	$1,441,866

Legend:

Foreign-Denominated Security

CAD — Canadian Dollar

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$14,710,781	$—	$—	$14,710,781
Repurchase Agreements	—	1,412,000	—	1,412,000
Total	$14,710,781	$1,412,000	$—	$16,122,781

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$16,122,781
Cash and cash equivalents	632
Foreign currency, at value	5,121
Receivable for fund shares subscribed	156,794
Receivable for investments sold	21,789
Dividends/interest receivable	1,809

Total Assets	16,308,926

Liabilities
Payable for investments purchased	44,911
Payable to adviser	12,837
Payable for fund shares redeemed	11,137
Accrued trustees’ fees	177
Accrued expenses/other liabilities	19,707

Total Liabilities	88,769

Total Net Assets	$16,220,157

Net Assets Consist of:
Paid-in capital	$15,373,503
Accumulated undistributed net investment loss	(70,539)
Accumulated net realized loss from investments and foreign currency transactions	(2,186,275)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	3,103,468

Total Net Assets	$16,220,157

Investments, at Cost	$13,019,352

Foreign Currency, at Cost	$5,089

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,254,467
Net Asset Value Per Share	$12.93

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$42,322
Interest	161
Withholding taxes on foreign dividends	(2,115)

Total Investment Income	40,368

Expenses
Investment advisory fees	81,374
Custodian fees	12,074
Professional fees	9,504
Shareholder reports	5,932
Administrative service fees	953
Trustees’ fees	344
Other expenses	514

Total Expenses	110,695

Net Investment Loss	(70,327)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	1,346,526
Net realized loss from foreign currency transactions	(1,152)
Net change in unrealized appreciation/depreciation on investments	(598,642)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	76

Net Gain on Investments and Foreign Currency Transactions	746,808

Net Increase in Net Assets Resulting from Operations	$676,481

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(70,327)	$(149,879)
Net realized gain from investments and foreign currency transactions	1,345,374	2,533,156
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(598,566)	1,469,618

Net Increase in Net Assets Resulting from Operations	676,481	3,852,895

Capital Share Transactions
Proceeds from sales of shares	3,058,944	6,181,993
Cost of shares redeemed	(4,199,902)	(10,088,222)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,140,958)	(3,906,229)

Net Decrease in Net Assets	(464,477)	(53,334)

Net Assets
Beginning of period	16,684,634	16,737,968

End of period	$16,220,157	$16,684,634

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(70,539)	$(212)

Other Information:
Shares
Sold	238,127	570,539
Redeemed	(329,143)	(934,394)

Net Decrease	(91,016)	(363,855)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION – RS PARTNERS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$12.40	$(0.06)	$0.59	$0.53	$—	$—	$—
Year Ended 12/31/10	9.79	(0.11)	2.72	2.61	—	—	—
Year Ended 12/31/09	7.01	(0.05)	2.83	2.78	—	—	—
Year Ended 12/31/08	10.95	(0.03)	(3.71)	(3.74)	—	(0.20)	(0.20)
Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)
Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION – RS PARTNERS VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$12.93	4.27%	$16,220	1.36%	1.36%	(0.86)%	(0.86)%	22%
12.40	26.66%	16,685	1.40%	1.40%	(0.97)%	(0.97)%	77%
9.79	39.66%	16,738	1.36%	1.47%	(0.54)%	(0.65)%	72%
7.01	(34.00)%	15,098	1.36%	1.49%	(0.35)%	(0.48)%	95%
10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%
11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(151,201)	$149,667	$1,534

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

16

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

During the year ended December 31, 2010, the Fund utilized $2,308,314 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010, were $3,345,756, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund elected to defer net capital and currency losses of $221.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $13,187,198. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $3,227,143 and $(291,560), respectively, resulting in net unrealized appreciation of $2,935,583.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,166,751 and $3,655,114, respectively, for the six months ended June 30, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

17

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES (UNAUDITED)

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS S&P 500 Index VIP Series Commentary

Highlights

•

Volatility in the S&P 500® Index[1] was low through the first quarter of 2011, but increased later in the second quarter amid investor concerns over weaker economic performance and the European sovereign debt crisis (e.g. Greece and Ireland).

•	RS S&P 500 Index VIP Series slightly underperformed its benchmark, the S&P 500® Index, for the six-month period ended June 30, 2011.

•

In managing RS S&P 500 Index VIP Series, our goal is to attempt to track the investment performance of the S&P 500® Index, while remaining close to fully invested in stocks and keeping trading costs to a minimum.

Market Overview

The S&P 500® Index proved resilient for the first quarter, as investors focused on generally healthy corporate earnings news and optimism on the economy rather than on tumultuous world events such as unrest in the Middle East, the earthquake and tsunami in Japan, and the ongoing solvency crisis in the European Union. But as oil prices started to climb, investors became increasingly risk averse and the stock market became more volatile, as reflected in the Chicago Board Options Exchange

Market Volatility Index (VIX)2, a measure of the implied volatility of the S&P 500 options market. After ending the first quarter at 17.743, the VIX increased to reach a second quarter high of 22.733 on June 16th. The VIX then turned sharply lower during the remainder of June as volatility eased and investor appetites for risk seemed to return. Against this backdrop, the S&P 500® Index was still able to deliver a solid positive return for the six-month period.

Fund Performance Overview

RS S&P 500 Index VIP Series returned 5.92% for the six-month period ended June 30, 2011. The Fund’s benchmark, the S&P 500® Index, returned 6.02% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Index does not incur fees and expenses. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses.

Outlook

In this environment, we continued to manage the portfolio with the intention of being substantially fully invested in stocks, while we attempt to track the S&P 500® Index and try to keep trading costs to a minimum.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price.

3

RS S&P 500 INDEX VIP SERIES

Total Net Assets: $108,920,598

Sector Allocation[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.26%
Apple, Inc.	2.52%
International Business Machines Corp.	1.69%
Chevron Corp.	1.67%
General Electric Co.	1.62%
Microsoft Corp.	1.57%
AT&T, Inc.	1.51%
Johnson & Johnson	1.48%
The Procter & Gamble Co.	1.45%
JPMorgan Chase & Co.	1.32%
Total	18.09%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Chicago Board Options Exchange Market Volatility Index is generally considered to be representative of S&P 500 options market and shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike any Fund, the index does not incur fees or expenses.
3	Source: Bloomberg.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

4

RS S&P 500 INDEX VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	5.92%	30.27%	3.09%	2.68%	2.44%	1.21%
S&P 500® Index[1]		6.02%	30.69%	3.34%	2.94%	2.72%	1.43%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,059.20	$1.43	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.40	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 97.6%
Advertising Agencies – 0.2%
Omnicom Group, Inc.	2,501	$120,448
The Interpublic Group of Companies, Inc.	4,313	53,913

		174,361
Aerospace – 2.2%
FLIR Systems, Inc.	1,405	47,363
General Dynamics Corp.	3,296	245,618
Goodrich Corp.	1,106	105,623
L-3 Communications Holdings, Inc.	930	81,328
Lockheed Martin Corp.	2,544	205,988
Northrop Grumman Corp.	2,563	177,744
Raytheon Co.	3,165	157,775
Rockwell Collins, Inc.	1,379	85,071
Textron, Inc.	2,442	57,656
The Boeing Co.	6,493	480,027
United Technologies Corp.	8,126	719,232

		2,363,425
Air Transport – 0.3%
FedEx Corp.	2,782	263,873
Southwest Airlines Co.	6,949	79,357

		343,230
Aluminum – 0.1%
Alcoa, Inc.	9,390	148,925

		148,925
Asset Management & Custodian – 0.9%
BlackRock, Inc.	846	162,271
Federated Investors, Inc., Class B	816	19,453
Franklin Resources, Inc.	1,281	168,182
Invesco Ltd.	4,064	95,098
Janus Capital Group, Inc.	1,647	15,548
Legg Mason, Inc.	1,344	44,029
Northern Trust Corp.	2,133	98,033
State Street Corp.	4,428	199,659
T. Rowe Price Group, Inc.	2,290	138,179

		940,452
Auto Parts – 0.3%
Genuine Parts Co.	1,386	75,398
Johnson Controls, Inc.	5,982	249,210

		324,608
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,150	36,055

		36,055
Automobiles – 0.4%
Ford Motor Co.(1)	33,405	460,655

		460,655
Back Office Support, HR and Consulting – 0.4%
Automatic Data Processing, Inc.	4,383	230,896
Iron Mountain, Inc.	1,763	60,101
Monster Worldwide, Inc.(1)	1,167	17,108

June 30, 2011 (unaudited)	Shares	Value
Back Office Support, HR and Consulting (continued)
Paychex, Inc.	2,849	$87,521
Robert Half International, Inc.	1,296	35,031

		430,657
Banks: Diversified – 3.5%
Bank of America Corp.(2)	89,385	979,660
BB&T Corp.	6,140	164,798
Comerica, Inc.	1,568	54,206
Fifth Third Bancorp	8,128	103,632
First Horizon National Corp.	2,348	22,400
Huntington Bancshares, Inc.	7,618	49,974
KeyCorp	8,448	70,372
M&T Bank Corp.	1,087	95,602
Marshall & Ilsley Corp.	4,680	37,300
PNC Financial Services Group, Inc.	4,637	276,411
Regions Financial Corp.	11,102	68,832
SunTrust Banks, Inc.	4,729	122,008
U.S. Bancorp	16,956	432,547
Wells Fargo & Co.	46,781	1,312,675
Zions Bancorporation	1,600	38,416

		3,828,833
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,627	37,895
People’s United Financial, Inc.	3,216	43,223

		81,118
Beverage: Brewers & Distillers – 0.1%
Brown-Forman Corp., Class B	898	67,072
Constellation Brands, Inc., Class A(1)	1,553	32,333
Molson Coors Brewing Co., Class B	1,398	62,547

		161,952
Beverage: Soft Drinks – 2.3%
Coca-Cola Enterprises, Inc.	2,917	85,118
Dr. Pepper Snapple Group, Inc.	1,981	83,064
PepsiCo, Inc.	14,028	987,992
The Coca-Cola Co.	20,263	1,363,497

		2,519,671
Biotechnology – 1.3%
Amgen, Inc.(1)	8,253	481,562
Baxter International, Inc.	5,117	305,434
Biogen Idec, Inc.(1)	2,139	228,702
Celgene Corp.(1)	4,113	248,096
Cephalon, Inc.(1)	664	53,054
Life Technologies Corp.(1)	1,596	83,104

		1,399,952
Building Materials – 0.1%
Masco Corp.	3,164	38,063
Vulcan Materials Co.	1,151	44,348

		82,411
Cable Television Services – 1.2%
Cablevision Systems Corp., Class A	2,061	74,629

The accompanying notes are an integral part of these financial statements.	7

RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Cable Television Services (continued)
Comcast Corp., Class A	24,511	$621,109
DIRECTV, Class A(1)	6,787	344,915
Scripps Networks Interactive, Inc., Class A	806	39,397
Time Warner Cable, Inc.	3,035	236,852

		1,316,902
Casinos & Gambling – 0.0%
International Game Technology	2,629	46,218

		46,218
Chemicals: Diversified – 1.1%
Airgas, Inc.	648	45,386
E.I. du Pont de Nemours & Co.	8,141	440,021
Eastman Chemical Co.	624	63,692
Ecolab, Inc.	2,063	116,312
FMC Corp.	632	54,364
Sigma-Aldrich Corp.	1,076	78,957
The Dow Chemical Co.	10,319	371,484

		1,170,216
Chemicals: Specialty – 0.5%
Air Products & Chemicals, Inc.	1,897	181,315
International Flavors & Fragrances, Inc.	711	45,675
Praxair, Inc.	2,678	290,268

		517,258
Coal – 0.3%
Alpha Natural Resources, Inc.(1)	2,002	90,971
CONSOL Energy, Inc.	2,000	96,960
Peabody Energy Corp.	2,388	140,677

		328,608
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	462	26,265

		26,265
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	3,222	164,612

		164,612
Communications Technology – 1.7%
Cisco Systems, Inc.	48,823	762,127
Harris Corp.	1,123	50,602
JDS Uniphase Corp.(1)	1,982	33,020
Juniper Networks, Inc.(1)	4,703	148,145
QUALCOMM, Inc.	14,768	838,675
Tellabs, Inc.	3,228	14,881

		1,847,450
Computer Services, Software & Systems – 5.3%
Adobe Systems, Inc.(1)	4,474	140,707
Akamai Technologies, Inc.(1)	1,641	51,642
Autodesk, Inc.(1)	2,021	78,011
BMC Software, Inc.(1)	1,586	86,754
CA, Inc.	3,384	77,291
Citrix Systems, Inc.(1)	1,656	132,480

June 30, 2011 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Cognizant Technology Solutions Corp., Class A(1)	2,686	$196,991
Computer Sciences Corp.	1,368	51,929
Compuware Corp.(1)	1,940	18,934
F5 Networks, Inc.(1)	713	78,608
Google, Inc., Class A(1)	2,215	1,121,632
Intuit, Inc.(1)	2,412	125,086
Microsoft Corp.(2)	65,583	1,705,158
Oracle Corp.	34,341	1,130,162
Red Hat, Inc.(1)	1,715	78,719
SAIC, Inc.(1)	2,625	44,153
Salesforce.com, Inc.(1)	1,045	155,684
Symantec Corp.(1)	6,741	132,933
Teradata Corp.(1)	1,484	89,337
VeriSign, Inc.	1,528	51,127
Yahoo! Inc.(1)	11,534	173,471

		5,720,809
Computer Technology – 5.9%
Apple, Inc.(1)(2)	8,179	2,745,445
Dell, Inc.(1)	14,818	247,016
EMC Corp.(1)	18,262	503,118
Hewlett-Packard Co.	18,345	667,758
International Business Machines Corp.(2)	10,711	1,837,472
NetApp, Inc.(1)	3,246	171,324
NVIDIA Corp.(1)	5,132	81,779
SanDisk Corp.(1)	2,092	86,818
Western Digital Corp.(1)	2,043	74,324

		6,415,054
Consumer Electronics – 0.0%
Harman International Industries, Inc.	629	28,664

		28,664
Consumer Lending – 0.1%
SLM Corp.	4,659	78,318

		78,318
Consumer Services: Miscellaneous – 0.3%
eBay, Inc.(1)	10,094	325,733
H & R Block, Inc.	2,703	43,356

		369,089
Containers & Packaging – 0.1%
Ball Corp.	1,490	57,305
Bemis Co., Inc.	948	32,024
Owens-Illinois, Inc.(1)	1,473	38,018
Sealed Air Corp.	1,410	33,544

		160,891
Copper – 0.4%
Freeport-McMoran Copper & Gold, Inc., Class B	8,362	442,350

		442,350
Cosmetics – 0.2%
Avon Products, Inc.	3,779	105,812

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Cosmetics (continued)
Estee Lauder Companies, Inc., Class A	1,019	$107,189

		213,001
Diversified Financial Services – 3.8%
Ameriprise Financial, Inc.	2,179	125,685
Bank of New York Mellon Corp.	10,961	280,821
Capital One Financial Corp.	4,039	208,695
Citigroup, Inc.	25,839	1,075,936
JPMorgan Chase & Co.(2)	35,188	1,440,597
Leucadia National Corp.	1,746	59,538
Morgan Stanley	13,629	313,603
The Goldman Sachs Group, Inc.	4,590	610,883

		4,115,758
Diversified Manufacturing Operations – 3.7%
3M Co.	6,275	595,184
Danaher Corp.	4,777	253,133
Dover Corp.	1,648	111,734
Eaton Corp.	3,004	154,556
General Electric Co.(2)	93,757	1,768,257
Honeywell International, Inc.	6,929	412,899
Illinois Tool Works, Inc.	4,401	248,613
Ingersoll-Rand PLC	2,913	132,279
ITT Corp.	1,622	95,585
Tyco International Ltd.	4,184	206,815

		3,979,055
Diversified Media – 0.7%
Discovery Communications, Inc., Class A(1)	2,492	102,072
News Corp., Class A	20,164	356,903
Time Warner, Inc.	9,483	344,897

		803,872
Diversified Retail – 2.4%
Amazon.com, Inc.(1)	3,146	643,326
Big Lots, Inc.(1)	661	21,912
Costco Wholesale Corp.	3,856	313,261
Family Dollar Stores, Inc.	1,115	58,604
J.C. Penney Co., Inc.	1,888	65,212
Kohl’s Corp.	2,574	128,726
Macy’s, Inc.	3,734	109,182
Nordstrom, Inc.	1,483	69,612
Sears Holdings Corp.(1)	397	28,362
Target Corp.	6,095	285,916
Wal-Mart Stores, Inc.	16,914	898,810

		2,622,923
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	12,087	454,229
Safeway, Inc.	3,245	75,836
SUPERVALU, Inc.	1,878	17,672
The Kroger Co.	5,375	133,300
Walgreen Co.	8,147	345,922

June 30, 2011 (unaudited)	Shares	Value
Drug & Grocery Store Chains (continued)
Whole Foods Market, Inc.	1,305	$82,802

		1,109,761
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	1,087	47,480
DeVry, Inc.	543	32,108

		79,588
Electronic Components – 0.3%
Amphenol Corp., Class A	1,550	83,685
Corning, Inc.	13,821	250,851
Molex, Inc.	1,230	31,697

		366,233
Electronic Entertainment – 0.1%
Electronic Arts, Inc.(1)	2,941	69,408

		69,408
Energy Equipment – 0.1%
First Solar, Inc.(1)	483	63,886

		63,886
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,559	100,805
Jacobs Engineering Group, Inc.(1)	1,115	48,224
Quanta Services, Inc.(1)	1,908	38,541

		187,570
Entertainment – 0.8%
The Walt Disney Co.	16,763	654,427
Viacom, Inc., Class B	5,271	268,821

		923,248
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	1,130	37,324

		37,324
Fertilizers – 0.4%
CF Industries Holdings, Inc.	630	89,252
Monsanto Co.	4,738	343,695

		432,947
Financial Data & Systems – 1.5%
American Express Co.	9,257	478,587
Discover Financial Services	4,819	128,908
Equifax, Inc.	1,080	37,498
Fidelity National Information Services, Inc.	2,343	72,141
Fiserv, Inc.(1)	1,289	80,730
MasterCard, Inc., Class A	832	250,715
Moody’s Corp.	1,764	67,649
The Dun & Bradstreet Corp.	444	33,540
Total System Services, Inc.	1,423	26,439
Visa, Inc., Class A	4,277	360,380
Western Union Co.	5,719	114,552

		1,651,139
Foods – 1.7%
Campbell Soup Co.	1,627	56,213

The accompanying notes are an integral part of these financial statements.	9

RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Foods (continued)
ConAgra Foods, Inc.	3,643	$94,026
Dean Foods Co.(1)	1,620	19,877
General Mills, Inc.	5,539	206,162
H.J. Heinz Co.	2,848	151,742
Hormel Foods Corp.	1,219	36,338
Kellogg Co.	2,237	123,751
Kraft Foods, Inc., Class A	15,445	544,127
McCormick & Co., Inc.	1,182	58,592
Mead Johnson Nutrition Co.	1,808	122,130
Sara Lee Corp.	5,160	97,988
Sysco Corp.	5,043	157,241
The Hershey Co.	1,366	77,657
The J.M. Smucker Co.	1,055	80,644
Tyson Foods, Inc., Class A	2,638	51,230

		1,877,718
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,841	36,102

		36,102
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	6,034	181,925

		181,925
Gas Pipeline – 0.3%
El Paso Corp.	6,758	136,511
EQT Corp.	1,321	69,379
Spectra Energy Corp.	5,724	156,895

		362,785
Gold – 0.2%
Newmont Mining Corp.	4,349	234,716

		234,716
Health Care Facilities – 0.1%
DaVita, Inc.(1)	847	73,359
Tenet Healthcare Corp.(1)	4,283	26,726

		100,085
Health Care Management Services – 1.1%
Aetna, Inc.	3,394	149,641
CIGNA Corp.	2,397	123,278
Coventry Health Care, Inc.(1)	1,321	48,177
Humana, Inc.	1,490	120,005
UnitedHealth Group, Inc.	9,660	498,263
WellPoint, Inc.	3,247	255,766

		1,195,130
Health Care Services – 0.7%
Cerner Corp.(1)	1,276	77,976
Express Scripts, Inc.(1)	4,664	251,763
McKesson Corp.	2,249	188,129
Medco Health Solutions, Inc.(1)	3,568	201,663

		719,531
Home Building – 0.1%
D.R. Horton, Inc.	2,471	28,466

June 30, 2011 (unaudited)	Shares	Value
Home Building (continued)
Lennar Corp., Class A	1,431	$25,973
Pulte Group, Inc.(1)	2,970	22,750

		77,189
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	2,559	90,819
Starwood Hotels & Resorts Worldwide, Inc.	1,713	95,997
Wyndham Worldwide Corp.	1,533	51,585
Wynn Resorts Ltd.	679	97,464

		335,865
Household Appliances – 0.0%
Whirlpool Corp.	668	54,322

		54,322
Household Equipment & Products – 0.2%
Fortune Brands, Inc.	1,356	86,472
Newell Rubbermaid, Inc.	2,588	40,839
Snap-On, Inc.	515	32,177
Stanley Black & Decker, Inc.	1,486	107,066

		266,554
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,313	32,011

		32,011
Insurance: Life – 0.7%
Aflac, Inc.	4,151	193,769
Lincoln National Corp.	2,787	79,402
Principal Financial Group, Inc.	2,837	86,301
Prudential Financial, Inc.	4,304	273,691
Torchmark Corp.	684	43,872
Unum Group	2,745	69,943

		746,978
Insurance: Multi-Line – 2.1%
American International Group, Inc.(1)	3,856	113,058
Aon Corp.	2,940	150,822
Assurant, Inc.	887	32,171
Berkshire Hathaway, Inc., Class B(1)	15,291	1,183,371
Genworth Financial, Inc., Class A(1)	4,308	44,286
Loews Corp.	2,776	116,842
Marsh & McLennan Companies, Inc.	4,800	149,712
MetLife, Inc.	9,299	407,947
The Hartford Financial Services Group, Inc.	3,908	103,054

		2,301,263
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,961	194,893
Cincinnati Financial Corp.	1,430	41,727
The Allstate Corp.	4,692	143,247
The Chubb Corp.	2,607	163,224
The Progressive Corp.	5,895	126,035
The Travelers Companies, Inc.	3,712	216,707

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Insurance: Property-Casualty (continued)
XL Group PLC	2,731	$60,027

		945,860
Leisure Time – 0.4%
Carnival Corp.	3,806	143,220
Expedia, Inc.	1,769	51,283
Priceline.com, Inc.(1)	441	225,761

		420,264
Luxury Items – 0.1%
Tiffany & Co.	1,115	87,550

		87,550
Machinery: Agricultural – 0.3%
Deere & Co.	3,718	306,549

		306,549
Machinery: Construction & Handling – 0.6%
Caterpillar, Inc.	5,645	600,967

		600,967
Machinery: Engines – 0.2%
Cummins, Inc.	1,748	180,900

		180,900
Machinery: Industrial – 0.1%
Joy Global, Inc.	929	88,478

		88,478
Medical & Dental Instruments & Supplies – 1.1%
Becton, Dickinson and Co.	1,958	168,721
Boston Scientific Corp.(1)	13,409	92,656
C.R. Bard, Inc.	756	83,054
Covidien PLC	4,360	232,083
DENTSPLY International, Inc.	1,259	47,943
Edwards Lifesciences Corp.(1)	1,015	88,488
Patterson Companies, Inc.	853	28,055
St. Jude Medical, Inc.	2,871	136,889
Stryker Corp.	2,969	174,250
Zimmer Holdings, Inc.(1)	1,695	107,124

		1,159,263
Medical Equipment – 0.8%
CareFusion Corp.(1)	1,974	53,634
Intuitive Surgical, Inc.(1)	354	131,727
Medtronic, Inc.	9,450	364,109
PerkinElmer, Inc.	1,009	27,152
Thermo Fisher Scientific, Inc.(1)	3,455	222,467
Varian Medical Systems, Inc.(1)	1,060	74,221

		873,310
Medical Services – 0.2%
Laboratory Corp. of America Holdings(1)	886	85,756
Quest Diagnostics, Inc.	1,393	82,326

		168,082
Metal Fabricating – 0.3%
Fastenal Co.	2,609	93,898
Precision Castparts Corp.	1,267	208,611

		302,509

June 30, 2011 (unaudited)	Shares	Value
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,280	$118,336
Titanium Metals Corp.	782	14,326

		132,662
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	941	36,351
Lexmark International Group, Inc., Class A(1)	691	20,219
Pitney Bowes, Inc.	1,783	40,991
Xerox Corp.	12,354	128,605

		226,166
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	613	43,161

		43,161
Oil Well Equipment & Services – 2.3%
Baker Hughes, Inc.	3,836	278,340
Cameron International Corp.(1)	2,161	108,677
FMC Technologies, Inc.(1)	2,125	95,179
Halliburton Co.	8,072	411,672
Helmerich & Payne, Inc.	939	62,087
Nabors Industries Ltd.(1)	2,525	62,216
National-Oilwell Varco, Inc.	3,718	290,785
Noble Corp.	2,227	87,766
Rowan Companies, Inc.(1)	1,119	43,428
Schlumberger Ltd.	12,018	1,038,355

		2,478,505
Oil: Crude Producers – 2.7%
Anadarko Petroleum Corp.	4,382	336,362
Apache Corp.	3,379	416,935
Cabot Oil & Gas Corp.	920	61,005
Chesapeake Energy Corp.	5,804	172,321
Denbury Resources, Inc.(1)	3,548	70,960
Devon Energy Corp.	3,770	297,114
EOG Resources, Inc.	2,368	247,574
Newfield Exploration Co.(1)	1,200	81,624
Noble Energy, Inc.	1,553	139,195
Occidental Petroleum Corp.	7,177	746,695
Pioneer Natural Resources Co.	1,028	92,078
QEP Resources, Inc.	1,567	65,548
Range Resources Corp.	1,417	78,644
Southwestern Energy Co.(1)	3,064	131,384

		2,937,439
Oil: Integrated – 6.5%
Chevron Corp.	17,727	1,823,045
ConocoPhillips	12,502	940,025
Exxon Mobil Corp.(2)	43,568	3,545,564
Hess Corp.	2,656	198,563
Marathon Oil Corp.	6,269	330,251
Murphy Oil Corp.	1,699	111,556
Williams Companies, Inc.	5,174	156,513

		7,105,517

The accompanying notes are an integral part of these financial statements.	11

RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Oil: Refining And Marketing – 0.2%
Sunoco, Inc.	1,060	$44,212
Tesoro Corp.(1)	1,268	29,050
Valero Energy Corp.	5,028	128,566

		201,828
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,419	128,831
The Sherwin-Williams Co.	779	65,335

		194,166
Paper – 0.2%
International Paper Co.	3,881	115,731
MeadWestvaco Corp.	1,489	49,599

		165,330
Personal Care – 2.1%
Clorox Co.	1,174	79,175
Colgate-Palmolive Co.	4,378	382,681
Kimberly-Clark Corp.	3,490	232,294
The Procter & Gamble Co.(2)	24,761	1,574,057

		2,268,207
Pharmaceuticals – 6.1%
Abbott Laboratories	13,624	716,895
Allergan, Inc.	2,694	224,276
AmerisourceBergen Corp.	2,421	100,229
Bristol-Myers Squibb Co.	15,043	435,645
Cardinal Health, Inc.	3,089	140,302
Eli Lilly & Co.	9,011	338,183
Forest Laboratories, Inc.(1)	2,526	99,373
Gilead Sciences, Inc.(1)	7,028	291,030
Hospira, Inc.(1)	1,494	84,650
Johnson & Johnson(2)	24,213	1,610,649
Merck & Co., Inc.	27,250	961,653
Mylan, Inc.(1)	3,841	94,757
Pfizer, Inc.	69,905	1,440,043
Watson Pharmaceuticals, Inc.(1)	1,125	77,321

		6,615,006
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	519	79,744

		79,744
Production Technology Equipment – 0.2%
Applied Materials, Inc.	11,665	151,762
KLA-Tencor Corp.	1,476	59,748
Novellus Systems, Inc.(1)	798	28,840
Teradyne, Inc.(1)	1,624	24,035

		264,385
Publishing – 0.1%
Gannett Co., Inc.	2,076	29,728
The McGraw-Hill Companies, Inc.	2,711	113,618
The Washington Post Co., Class B	52	21,786

		165,132

June 30, 2011 (unaudited)	Shares	Value
Radio & Tv Broadcasters – 0.2%
CBS Corp., Class B	5,927	$168,860

		168,860
Railroads – 0.9%
CSX Corp.	9,789	256,668
Norfolk Southern Corp.	3,146	235,730
Union Pacific Corp.	4,328	451,843

		944,241
Real Estate – 0.1%
CB Richard Ellis Group, Inc., Class A(1)	2,573	64,608

		64,608
Real Estate Investment Trusts – 1.6%
Apartment Investment & Management Co., Class A	1,046	26,704
AvalonBay Communities, Inc.	760	97,584
Boston Properties, Inc.	1,258	133,549
Equity Residential	2,591	155,460
HCP, Inc.	3,552	130,323
Health Care REIT, Inc.	1,510	79,169
Host Hotels & Resorts, Inc.	5,992	101,565
Kimco Realty Corp.	3,601	67,123
Plum Creek Timber Co., Inc.	1,415	57,364
ProLogis, Inc.	4,019	144,041
Public Storage, Inc.	1,234	140,688
Simon Property Group, Inc.	2,622	304,755
Ventas, Inc.	1,415	74,585
Vornado Realty Trust	1,439	134,086
Weyerhaeuser Co.	4,743	103,682

		1,750,678
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	2,083	85,340

		85,340
Restaurants – 1.3%
Chipotle Mexican Grill, Inc.(1)	279	85,985
Darden Restaurants, Inc.	1,239	61,653
McDonald’s Corp.	9,223	777,683
Starbucks Corp.	6,591	260,278
Yum! Brands, Inc.	4,120	227,589

		1,413,188
Scientific Instruments: Control & Filter – 0.5%
Flowserve Corp.	504	55,385
Pall Corp.	1,033	58,086
Parker Hannifin Corp.	1,429	128,238
Rockwell Automation, Inc.	1,257	109,057
Roper Industries, Inc.	840	69,972
Waters Corp.(1)	806	77,166

		497,904
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	6,655	374,344

		374,344

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	3,050	$155,885

		155,885
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,743	84,621
Stericycle, Inc.(1)	767	68,355
Waste Management, Inc.	4,196	156,385

		309,361
Securities Brokerage & Services – 0.5%
CME Group, Inc.	590	172,038
E*TRADE Financial Corp.(1)	2,230	30,774
IntercontinentalExchange, Inc.(1)	657	81,935
NYSE Euronext	2,296	78,684
The Charles Schwab Corp.	8,832	145,286
The NASDAQ OMX Group, Inc.(1)	1,317	33,320

		542,037
Semiconductors & Components – 2.0%
Advanced Micro Devices, Inc.(1)	5,101	35,656
Altera Corp.	2,807	130,104
Analog Devices, Inc.	2,641	103,369
Broadcom Corp., Class A(1)	4,207	141,523
Intel Corp.	46,910	1,039,526
Linear Technology Corp.	2,004	66,172
LSI Corp.(1)	5,462	38,889
MEMC Electronic Materials, Inc.(1)	2,052	17,504
Microchip Technology, Inc.	1,672	63,385
Micron Technology, Inc.(1)	7,568	56,609
National Semiconductor Corp.	2,128	52,370
Texas Instruments, Inc.	10,355	339,955
Xilinx, Inc.	2,323	84,720

		2,169,782
Specialty Retail – 1.8%
Abercrombie & Fitch Co., Class A	770	51,528
AutoNation, Inc.(1)	567	20,758
AutoZone, Inc.(1)	240	70,764
Bed, Bath & Beyond, Inc.(1)	2,251	131,391
Best Buy Co., Inc.	2,892	90,838
CarMax, Inc.(1)	1,990	65,809
GameStop Corp., Class A(1)	1,250	33,337
Limited Brands, Inc.	2,334	89,742
Lowe’s Companies, Inc.	11,518	268,485
Netflix, Inc.(1)	390	102,449
O’Reilly Automotive, Inc.(1)	1,252	82,019
RadioShack Corp.	940	12,511
Ross Stores, Inc.	1,050	84,126
Staples, Inc.	6,322	99,888
The Gap, Inc.	3,652	66,101
The Home Depot, Inc.	14,085	510,159
The TJX Companies, Inc.	3,498	183,750
Urban Outfitters, Inc.(1)	1,132	31,866

		1,995,521

June 30, 2011 (unaudited)	Shares	Value
Steel – 0.2%
AK Steel Holding Corp.	964	$15,193
Allegheny Technologies, Inc.	937	59,471
Nucor Corp.	2,778	114,509
United States Steel Corp.	1,270	58,471

		247,644
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,730	34,946

		34,946
Telecommunications Equipment – 0.3%
American Tower Corp., Class A(1)	3,516	183,992
Motorola Mobility Holdings, Inc.(1)	2,601	57,326
Motorola Solutions, Inc.(1)	2,974	136,923

		378,241
Textiles, Apparel & Shoes – 0.6%
Coach, Inc.	2,611	166,921
NIKE, Inc., Class B	3,384	304,493
Polo Ralph Lauren Corp.	590	78,240
VF Corp.	763	82,831

		632,485
Tobacco – 1.6%
Altria Group, Inc.	18,476	487,951
Lorillard, Inc.	1,285	139,898
Philip Morris International, Inc.	15,728	1,050,159
Reynolds American, Inc.	2,981	110,446

		1,788,454
Toys – 0.1%
Hasbro, Inc.	1,228	53,946
Mattel, Inc.	3,063	84,202

		138,148
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	1,876	96,033
United Parcel Service, Inc., Class B	8,711	635,293

		731,326
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,465	115,501

		115,501
Utilities: Electrical – 3.0%
Ameren Corp.	2,125	61,285
American Electric Power, Inc.	4,261	160,555
CMS Energy Corp.	2,192	43,160
Consolidated Edison, Inc.	2,582	137,466
Constellation Energy Group	1,742	66,126
Dominion Resources, Inc.	5,145	248,349
DTE Energy Co.	1,526	76,331
Duke Energy Corp.	11,762	221,478
Edison International	2,888	111,910
Entergy Corp.	1,597	109,043
Exelon Corp.	5,866	251,299

The accompanying notes are an integral part of these financial statements.	13

RS S&P 500 INDEX VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Utilities: Electrical (continued)
FirstEnergy Corp.	3,706	$163,620
NextEra Energy, Inc.	3,665	210,591
Northeast Utilities	1,563	54,971
NRG Energy, Inc.(1)	2,171	53,363
Pepco Holdings, Inc.	2,014	39,535
PG&E Corp.	3,509	147,483
Pinnacle West Capital Corp.	942	41,994
PPL Corp.	5,020	139,707
Progress Energy, Inc.	2,599	124,778
Public Service Enterprise Group, Inc.	4,370	142,637
SCANA Corp.	1,009	39,724
Southern Co.	7,482	302,123
TECO Energy, Inc.	1,882	35,551
The AES Corp.(1)	5,846	74,478
Wisconsin Energy Corp.	2,057	64,487
Xcel Energy, Inc.	4,276	103,907

		3,225,951
Utilities: Gas Distributors – 0.3%
CenterPoint Energy, Inc.	3,724	72,059
Nicor, Inc.	413	22,608
NiSource, Inc.	2,459	49,795
ONEOK, Inc.	946	70,013
Sempra Energy	2,128	112,529

		327,004
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	693	35,925

		35,925
Utilities: Telecommunications – 2.8%
AT&T, Inc.(2)	52,213	1,640,010
CenturyLink, Inc.	5,259	212,621
Frontier Communications Corp.	8,716	70,338
MetroPCS Communications, Inc.(1)	2,329	40,082
Sprint Nextel Corp.(1)	26,368	142,124
Verizon Communications, Inc.	24,974	929,782
Windstream Corp.	4,352	56,402

		3,091,359
Total Common Stocks (Cost $66,596,114)		106,336,609

June 30, 2011 (unaudited)	Principal Amount	Value
U.S. Government Securities – 0.2%
U.S. Treasury Bills 0.044% due 8/25/2011	$50,000	$49,997
U.S. Treasury Notes
1.00% due 8/31/2011(2)	75,000	75,117
3.125% due 5/15/2019(2)	145,000	149,712

		274,826
Total U.S. Government Securities (Cost $266,988)		274,826

	Principal Amount	Value
Repurchase Agreements – 2.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,242,001, due 7/1/2011(3)	2,242,000	2,242,000
Total Repurchase Agreements (Cost $2,242,000)		2,242,000
Total Investments - 99.9% (Cost $69,105,102)		108,853,435
Other Assets, Net - 0.1%		67,163
Total Net Assets - 100.0%		$108,920,598

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	5.25%	8/8/2033	$2,290,600

The table below presents futures contracts as of June 30, 2011.

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts
E-mini S&P 500 Futures	Goldman Sachs & Co.	38	9/16/2011	$2,499	$68,376

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Common Stocks	$106,336,609	$—	$—	$106,336,609
U.S. Government Securities	—	274,826	—	274,826
Repurchase Agreements	—	2,242,000	—	2,242,000
Other Financial Instruments:
Financial Futures Contracts	68,376	—	—	68,376
Total	$106,404,985	$2,516,826	$—	$108,921,811

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$108,853,435
Cash and cash equivalents	909
Dividends/interest receivable	136,070
Receivable for variation margin	21,280
Due from distributor	10,196
Receivable for fund shares subscribed	190

Total Assets	109,022,080

Liabilities
Payable for fund shares redeemed	51,636
Payable to adviser	21,911
Accrued trustees’ fees	1,452
Accrued expenses/other liabilities	26,483

Total Liabilities	101,482

Total Net Assets	$108,920,598

Net Assets Consist of:
Paid-in capital	$114,262,071
Accumulated undistributed net investment income	905,049
Accumulated net realized loss from investments and futures contracts	(46,063,231)
Net unrealized appreciation on investments and futures contracts	39,816,709

Total Net Assets	$108,920,598

Investments, at Cost	$69,105,102

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	11,273,752
Net Asset Value Per Share	$9.66

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$1,050,229
Interest	2,933

Total Investment Income	1,053,162

Expenses
Investment advisory fees	137,645
Custodian fees	29,889
Professional fees	13,237
Shareholder reports	8,901
Administrative service fees	6,834
Trustees’ fees	2,503
Other expenses	8,581

Total Expenses	207,590

Less: Expense reimbursement by distributor	(53,428)

Total Expenses, Net	154,162

Net Investment Income	899,000

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	2,035,658
Net realized gain from futures contracts	145,320
Net change in unrealized appreciation/depreciation on investments	3,287,501
Net change in unrealized appreciation/depreciation on futures contracts	28,905

Net Gain on Investments and Futures Contracts	5,497,384

Net Increase in Net Assets Resulting from Operations	$6,396,384

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$899,000	$1,806,139
Net realized gain from investments and futures contracts	2,180,978	1,813,430
Net change in unrealized appreciation/depreciation on investments and futures contracts	3,316,406	11,122,427

Net Increase in Net Assets Resulting from Operations	6,396,384	14,741,996

Distributions to Shareholders
Net investment income	—	(1,800,090)

Total Distributions	—	(1,800,090)

Capital Share Transactions
Proceeds from sales of shares	3,814,665	7,883,279
Reinvestment of distributions	—	1,800,090
Cost of shares redeemed	(11,091,110)	(17,244,856)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,276,445)	(7,561,487)

Net Increase/(Decrease) in Net Assets	(880,061)	5,380,419

Net Assets
Beginning of period	109,800,659	104,420,240

End of period	$108,920,598	$109,800,659

Accumulated Undistributed Net Investment Income Included in Net Assets	$905,049	$6,049

Other Information:
Shares
Sold	400,645	970,612
Reinvested	—	199,788
Redeemed	(1,160,816)	(2,064,901)

Net Decrease	(760,171)	(894,501)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$9.12	$0.08	$0.46	$0.54	$—	$—	$—
Year Ended 12/31/10	8.08	0.15	1.04	1.19	(0.15)	—	(0.15)
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)
Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)
Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$9.66	5.92%	$108,921	0.28%	0.38%	1.63%	1.53%	1%
9.12	14.77%	109,801	0.28%	0.37%	1.74%	1.65%	5%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%
10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%
10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment

Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income
$1,800,090

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(112,642,799)	$—	$112,642,799

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income
$6,049

During the year ended December 31, 2010, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2011	$11,938,809
2013	549,960
2016	7,289,622
2017	17,800,138
2018	2,436,419

Total	$40,014,948

Capital loss carryovers of $112,662,870 expired in the year ended December 31, 2010.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $76,882,997. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $36,717,102 and $(4,746,664), respectively, resulting in net unrealized appreciation/depreciation of $31,970,438.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,369,554 and $8,199,435, respectively, for the six months ended June 30, 2011.

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the fund’s derivative instruments categorized by risk exposure at June 30, 2011.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation/depreciation on investments and futures contracts*	$68,376

*	The cumulative appreciation/depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2011.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$145,320
	Net change in unrealized appreciation/depreciation on futures contracts	28,905

The Fund held an average daily face value of $2,114,000 E-mini S&P 500 futures contracts for the six months ended June 30, 2011.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One has been filed in the U.S. Bankruptcy Court for the District of Delaware, naming the Trust as a defendant; the other has been filed in Delaware Superior Court. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the transaction. The Trust cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS International Growth VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL GROWTH VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS International Growth VIP Series Commentary

Highlights

•

International equity markets, as defined by the MSCI EAFE Index[1], produced positive returns despite concerns relating to Japanese supply-side disruption, the threat of rising inflation and peripheral Euro zone debt default.

•

During the first half of 2011, RS International Growth VIP Series returned 5.49%, outperforming the benchmark MSCI EAFE Index, which returned 5.35%. The Fund also outperformed the benchmark MSCI EAFE Growth Index[2], which returned 4.66%. The Fund’s consumer discretionary and technology holdings were beneficial to relative returns while financial stocks detracted from relative returns.

•

RS International Growth VIP Series seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

The first half of 2011 was characterized by several newsworthy events. There was a series of supply shocks early in the year, ranging from a Chinese drought to Australian floods. This was followed by widespread political unrest in the Arab world, leading to a surge in the price of oil; then came the Japanese disaster, in which natural destruction was worsened by nuclear uncertainty. China continued to grow despite concerns, and the corporate sector has continued to report good profits. Under this volatile backdrop, international markets, as defined by the MSCI EAFE Index, posted positive absolute returns during the first half of 2011.

Performance Update

During the first half of 2011, RS International Growth VIP Series returned 5.49%, outperforming the MSCI EAFE Index, which returned 5.35%. The Fund also outperformed the MSCI EAFE Growth Index, which returned 4.66%.

Portfolio Review

In China, the Fund benefited from its holding in Baidu, the search engine giant, which excited markets as it displayed almost 100% year-on-year revenue growth.

Recently it acquired a majority stake in the online travel site Qunar.com, which we believe is set to benefit from increased Chinese tourism as disposable incomes rise. At the same time Tencent, the Chinese social networking site, also produced good returns. It is benefiting from a growing subscriber base and strong uptake of their micro blogging and gaming services.

Elsewhere, Rakuten, the Japanese e-commerce company, performed well as it displayed progress in moving into overseas markets. However, Nintendo, the Japanese gaming company, continued to detract from returns. In June it unveiled the Wii U, the Wii’s successor, which will be in the shops next year. Unfortunately many of its features were already anticipated by the market. We are becoming increasingly worried about the sustainability of Nintendo’s culture of innovation and therefore reduced the Fund’s holding over the period.

The Fund’s energy holdings detracted from returns over the first half of 2011. Petrobras, the Brazilian oil company, fell out of favour with the market despite a background of higher oil prices. The Brazilian government is increasingly using the company for national economic aims which we believe are not necessarily in line with the objectives of minority shareholders.

OGX, the Brazilian exploration and production company, fell sharply following an independent report from petroleum consultancy DeGolyer & McNaughton, which analyzed OGX’s assets off the coast of Brazil. Their findings disappointed the market as reserves were lower than expected and suggest that the company has been 6-12 months ahead of itself with its guidance. Given that the report was dated over four months ago, and that the headline prospective reserves number appears fine, as long-term holders we are not overly concerned by the delay in the conversion of reserves.

Outlook

We believe that the Fund continues to be optimistically positioned, stemming from our positive view on the long-term prospects for global growth. We believe that growth will be driven by the continued development of emerging markets and their increasing weight in the global economy. We think loose monetary policy in the West remains a support for the moment, although we believe

3

RS INTERNATIONAL GROWTH VIP SERIES

we are nearing an “exit strategy” in at least some areas. Overall, we remain positive on the prospects for equities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL GROWTH VIP SERIES

Characteristics

Total Net Assets: $252,842,489

Geographical Location[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.62%
Atlas Copco AB, Class B	Sweden	3.70%
BHP Billiton PLC	United Kingdom	3.14%
Tencent Holdings Ltd.	People’s Republic of China	2.96%
Banco Santander S.A.	Spain	2.95%
PPR	France	2.84%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.83%
Standard Chartered PLC	United Kingdom	2.70%
Rakuten, Inc.	Japan	2.69%
Industria de Diseno Textil S.A.	Spain	2.48%
Total		30.91%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL GROWTH VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International Growth VIP Series	2/8/91	5.49%	34.52%	1.00%	4.30%	5.91%	7.84%
MSCI EAFE Index[1]		5.35%	30.93%	-1.30%	1.96%	6.12%	6.19%
MSCI EAFE Growth Index[2]		4.66%	31.65%	-1.49%	2.88%	5.63%	4.66%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,054.90	$4.55	0.89%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.48	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 95.5%
Australia – 6.2%
Brambles Ltd.	470,504	$3,658,241
Fortescue Metals Group Ltd.	500,794	3,436,186
James Hardie Industries N.V.(1)	142,882	905,243
Woodside Petroleum Ltd.	103,268	4,555,879
Woolworths Ltd.	103,344	3,083,444

		15,638,993
Brazil – 1.9%
B2W Companhia Global do Varejo	66,300	809,288
BM&F BOVESPA S.A.	254,000	1,681,235
OGX Petroleo e Gas Participacoes S.A.(1)	242,100	2,263,313

		4,753,836
Denmark – 3.0%
Novo Nordisk A/S, Class B	31,302	3,921,491
Novozymes A/S, Class B	12,992	2,116,868
Vestas Wind Systems A/S(1)	66,888	1,552,730

		7,591,089
France – 6.2%
Essilor International S.A.	45,300	3,675,585
L’Oreal S.A.	37,525	4,869,768
PPR	40,360	7,188,322

		15,733,675
Germany – 6.2%
Adidas AG	58,913	4,670,718
Aixtron AG	60,902	2,078,673
Axel Springer AG	24,195	1,196,389
HeidelbergCement AG	31,191	1,994,843
SAP AG	41,099	2,491,761
SMA Solar Technology AG	10,948	1,218,061
TUI AG(1)	187,816	2,041,380

		15,691,825
Hong Kong – 1.7%
Hong Kong Exchanges & Clearing Ltd.	146,900	3,095,148
Li & Fung Ltd.	568,000	1,135,255

		4,230,403
India – 0.9%
Housing Development Finance Corp. Ltd.	82,500	1,300,715
Reliance Capital Ltd.	64,826	845,085

		2,145,800
Israel – 1.1%
Teva Pharmaceutical Industries Ltd., ADR	54,400	2,623,168

		2,623,168
Japan – 11.1%
Canon, Inc.	91,200	4,338,046
Gree, Inc.	77,700	1,698,579
Hoya Corp.	91,100	2,016,819
Kyocera Corp.	14,200	1,445,815
Nintendo Co. Ltd.	10,200	1,915,440

June 30, 2011 (unaudited)	Shares	Value
Japan (continued)
Rakuten, Inc.	6,563	$6,792,863
Rohm Co. Ltd.	24,200	1,388,389
SMC Corp.	25,400	4,578,857
Yamada Denki Co. Ltd.	18,260	1,487,816
Yamaha Motor Co. Ltd.(1)	134,600	2,472,288

		28,134,912
Mexico – 0.5%
Wal-Mart de Mexico S.A.B. de C.V., Series V	441,200	1,309,450

		1,309,450
People’s Republic of China – 9.0%
Baidu, Inc., ADR(1)	83,300	11,672,829
China Merchants Bank Co. Ltd., H shares	607,000	1,476,612
CNOOC Ltd.	745,000	1,758,624
Ports Design Ltd.	166,500	395,295
Tencent Holdings Ltd.	274,000	7,485,191

		22,788,551
Peru – 0.4%
Credicorp Ltd.	12,774	1,099,841

		1,099,841
Singapore – 0.7%
Singapore Exchange Ltd.	295,000	1,812,743

		1,812,743
South Africa – 0.5%
Impala Platinum Holdings Ltd.	42,800	1,154,929

		1,154,929
South Korea – 1.8%
Celltrion, Inc.	54,813	2,274,144
Samsung Electronics Co. Ltd.	2,934	2,280,390

		4,554,534
Spain – 5.4%
Banco Santander S.A.	647,760	7,462,285
Industria de Diseno Textil S.A.	68,736	6,262,794

		13,725,079
Sweden – 8.8%
Alfa Laval AB	134,371	2,897,890
Atlas Copco AB, Class B	396,721	9,359,015
Oriflame Cosmetics S.A., SDR	25,515	1,258,125
Sandvik AB	224,959	3,941,135
Svenska Handelsbanken AB, Class A	154,516	4,764,125

		22,220,290
Switzerland – 7.7%
ABB Ltd. (Reg S)(1)	121,694	3,161,891
Compagnie Financiere Richemont S.A., Class A	109,274	7,161,057
Geberit AG(1)	14,434	3,424,319
Swatch Group AG	2,787	1,406,620
Syngenta AG (Reg S)(1)	12,914	4,364,291

		19,518,178

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Taiwan – 0.9%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	184,966	$2,332,421

		2,332,421
Turkey – 1.2%
Turkiye Garanti Bankasi A.S.	633,866	2,876,360

		2,876,360
United Kingdom – 20.3%
ARM Holdings PLC	327,000	3,074,980
Autonomy Corp. PLC(1)	122,867	3,365,578
BG Group PLC	111,790	2,538,295
BHP Billiton PLC	202,000	7,937,343
British American Tobacco PLC	115,500	5,064,859
Meggitt PLC	560,608	3,428,953
Prudential PLC	376,000	4,341,599
Rolls-Royce Holdings PLC(1)	421,000	4,359,833
SABMiller PLC	125,600	4,584,463
Signet Jewelers Ltd.(1)	35,325	1,670,614
Standard Chartered PLC	260,000	6,829,594
Tesco PLC	652,000	4,212,559

		51,408,670
Total Common Stocks (Cost $179,667,282)		241,344,747

	Shares	Value
Preferred Stocks – 3.5%
Brazil – 2.4%
Itau Unibanco Holding S.A., ADR	147,440	3,472,212
Petroleo Brasileiro S.A., ADR	87,300	2,678,364

		6,150,576

June 30, 2011 (unaudited)	Shares	Value
Germany – 1.1%
Porsche Automobil Holding SE	35,175	$2,790,171

		2,790,171
Total Preferred Stocks (Cost $8,254,562)		8,940,747

	Principal Amount	Value
Repurchase Agreements – 0.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $243,000, due 7/1/2011(2)	$243,000	243,000
Total Repurchase Agreements (Cost $243,000)		243,000
Total Investments - 99.1% (Cost $188,164,844)		250,528,494
Other Assets, Net - 0.9%		2,313,995
Total Net Assets - 100.0%		$252,842,489

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.125%	1/15/2012	$252,500

Legend:

ADR — American Depositary Receipt.

SDR — Swedish Depository Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$23,791,545	$217,553,202	*	$—	$241,344,747
Preferred Stocks	6,150,576	2,790,171	*	—	8,940,747
Repurchase Agreements	—	243,000		—	243,000
Total	$29,942,121	$220,586,373		$—	$250,528,494

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION - RS INTERNATIONAL GROWTH VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$250,528,494
Cash and cash equivalents	90
Foreign currency, at value	307,017
Receivable for investments sold	2,445,795
Dividends receivable	604,467
Receivable for fund shares subscribed	9,461

Total Assets	253,895,324

Liabilities
Payable for investments purchased	773,471
Payable to adviser	163,293
Payable for fund shares redeemed	103,842
Accrued trustees’ fees	3,443
Accrued expenses/other liabilities	8,786

Total Liabilities	1,052,835

Total Net Assets	$252,842,489

Net Assets Consist of:
Paid-in capital	$189,745,495
Accumulated undistributed net investment income	1,695,320
Accumulated net realized loss from investments and foreign currency transactions	(1,000,947)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	62,402,621

Total Net Assets	$252,842,489

Investments, at Cost	$188,164,844

Foreign Currency, at Cost	$305,954

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	12,181,320
Net Asset Value Per Share	$20.76

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$4,284,161
Interest	140
Withholding taxes on foreign dividends	(367,401)

Total Investment Income	3,916,900

Expenses
Investment advisory fees	1,019,296
Custodian fees	55,053
Professional fees	20,696
Administrative service fees	15,796
Shareholder reports	13,339
Trustees’ fees	5,905
Other expenses	8,804

Total Expenses	1,138,889

Net Investment Income	2,778,011

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	6,055,103
Net realized gain from foreign currency transactions	44,173
Net change in unrealized appreciation/depreciation on investments	4,790,069
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	22,426

Net Gain on Investments and Foreign Currency Transactions	10,911,771

Net Increase in Net Assets Resulting from Operations	$13,689,782

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION - RS INTERNATIONAL GROWTH VIP SERIES

Statements of Changes in Net Assets Six-Month-Ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$2,778,011	$3,238,545
Net realized gain from investments and foreign currency transactions	6,099,276	19,442,037
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	4,812,495	9,748,856

Net Increase in Net Assets Resulting from Operations	13,689,782	32,429,438

Distributions to Shareholders
Net investment income	—	(3,995,231)

Total Distributions	—	(3,995,231)

Capital Share Transactions
Proceeds from sales of shares	4,933,895	14,101,670
Reinvestment of distributions	—	3,995,231
Cost of shares redeemed	(21,714,707)	(39,664,438)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(16,780,812)	(21,567,537)

Net Increase/(Decrease) in Net Assets	(3,091,030)	6,866,670

Net Assets
Beginning of period	255,933,519	249,066,849

End of period	$252,842,489	$255,933,519

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,082,691)

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,695,320	$—

Other Information:
Shares
Sold	244,741	822,081
Reinvested	—	205,834
Redeemed	(1,067,889)	(2,245,206)

Net Decrease	(823,148)	(1,217,291)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-Month-Ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$19.68	$0.22	$0.86	$1.08	$—	$—	$—
Year Ended 12/31/10	17.51	0.25	2.23	2.48	(0.31)	—	(0.31)
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)
Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)
Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$20.76	5.49%	$252,842	0.89%	0.89%	2.18%	2.18%	7%
19.68	14.19%	255,934	0.91%	0.91%	1.33%	1.33%	87%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%
24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%
21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months ended June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant

unobservable inputs, as they trade infrequently or not at

all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.32% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. The sub-sub-investment advisory fee rate in effect from January 1, 2011 through April 30, 2011 was 0.40%. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS or GBG serves as sub-adviser. The Expense Reimbursement Agreement

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income
$3,995,231

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(93,540)	$(8,654)	$102,194

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $19,022,066 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010, were $7,100,222, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $189,247,381. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $67,041,212 and $(5,760,099), respectively, resulting in net unrealized appreciation of $61,281,113.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $17,484,336 and $31,233,669, respectively, for the six months ended June 30, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our Web site at www.guardianinvestor.com.

RS Emerging Markets VIP Series Commentary

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets Index[1], produced volatile performance during the first half of 2011, and ultimately delivered a modest return.

•

RS Emerging Markets VIP Series returned -3.39% during the first half of 2011, underperforming the benchmark MSCI Emerging Markets Index, which returned 1.03%. Stock selection, in particular in the energy sector and Russia, hindered relative performance.

•

RS Emerging Markets VIP Series seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

The flat six months of returns generated by emerging markets, as defined by the MSCI Emerging Markets Index, mask the significant volatility that took place during this time. Some of the weaker emerging markets were predictable in our view — Egypt suffered from its popular uprising and Peru was weak on concerns that the newly elected President’s policies could hamper the country’s growth. Similarly, Russia’s market outperformed largely due to the oil price increase. However, we feel the strong performance of some of the peripheral Eastern European countries such as Hungary and the Czech Republic was perhaps less obvious to investors.

The markets fretted over a myriad of different concerns: inflation, an economic ‘hard-landing’ in China, Eurozone default risk, the Arab uprisings, Japanese production disruption, and oil and food price spikes. Against this backdrop, China performed in line with the MSCI Emerging Markets Index, Brazil lagged the Index, and India underperformed the Index quite significantly.

Performance Update

RS Emerging Markets VIP Series returned -3.39% during the first half of 2011, underperforming the MSCI Emerging Markets Index, which returned 1.03%.

Portfolio Review

With the increase in oil and commodity prices at the start of 2011 followed by a retrenchment in recent months, the Fund’s stock selection in the energy and materials sector detracted from relative returns. Above all, a lack of exposure to the Russian oil and gas companies, for example being underweight Gazprom (gas producer) in the first quarter of 2011, held back relative returns.

The gold miners Gold Fields (South Africa) and Petropavlovsk (Russia) hindered relative performance as the companies suffered from cost pressures. However, we believe these companies will benefit from their improving production profiles and the longer term rise in the gold price that will allow returns to increase.

On the positive side, several individual holdings contributed to relative Fund returns during the first half of the year. One standout performer was the mineral sands miner Kenmare Resources, benefiting from sharp increases in the prices of its products. We believe the sector offers the prospect of strong demand growth and tight supplies. Kenmare is one of few companies in the sector which is in production and offers the prospect of increasing output.

The Fund’s holding in Hyundai Mobis (auto after sales and parts) was also favorable. Hyundai Motor is rapidly growing its car sales globally and we believe that Mobis is well positioned to capitalize on this.

Within the information technology sector, Baidu (Chinese search engine) continued to perform well after posting strong earnings results. Given that the Chinese internet is still at a very early stage, and that existing customers are increasing their advertising spending with Baidu, we believe the stock continues to be very attractive.

Outlook

We believe that our views have differed from those of the market of late. To some extent, we think this reflects our continued faith in emerging markets growth at a time when concerns over inflation and the risk of policy error have been rising. Conscious of these risks, we made some small adjustments to the portfolio where we felt the stresses would be keenly felt.

3

RS EMERGING MARKETS VIP SERIES

However, we have no intention of abandoning those stocks where our conviction in significant long-term upside remains strong. Many of the companies in the Fund are delivering what we consider to be strong operational results, but the share price performance has been disappointing. We are happy to be patient, not least during a period in which valuations look particularly attractive in our view.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics

Total Net Assets: $130,595,011

Geographical Location[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Petroleo Brasileiro S.A., ADR	Brazil	3.61%
Samsung Electronics Co. Ltd.	South Korea	3.21%
Dragon Oil PLC	Other Emerging Markets Countries	2.97%
Vale S.A., ADR	Brazil	2.92%
China Shenhua Energy Co. Ltd., H shares	People’s Republic of China	2.56%
China Life Insurance Co. Ltd.	Taiwan	2.45%
Hyundai Mobis	South Korea	2.31%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.20%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.11%
Baidu, Inc., ADR	People’s Republic of China	2.03%
Total		26.37%

1	The MSCI Emerging Markets Index (EM) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	-3.39%	22.73%	3.94%	11.92%	16.95%	10.41%
MSCI Emerging Markets Index[1]		1.03%	28.17%	4.53%	11.75%	16.54%	6.74%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$966.10	$5.78	1.19%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.91	$5.94	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 91.1%
Brazil – 9.5%
All America Latina Logistica	139,440	$1,173,131
BM&F BOVESPA S.A.	89,000	589,094
MercadoLibre, Inc.	12,900	1,023,486
OGX Petroleo e Gas Participacoes S.A.(1)	112,800	1,054,530
Petroleo Brasileiro S.A., ADR	139,324	4,717,511
Vale S.A., ADR	119,200	3,808,440

		12,366,192
Egypt – 0.6%
Commercial International Bank Egypt SAE	62,516	314,020
Egyptian Financial Group-Hermes Holding	135,084	455,093

		769,113
India – 5.9%
ACC Ltd.	32,400	690,296
GAIL India Ltd.	145,834	1,438,341
Hero Honda Motors Ltd.	27,200	1,133,129
Housing Development Finance Corp. Ltd.	103,500	1,631,806
IFCI Ltd.	476,979	490,141
Infrastructure Development Finance Co. Ltd.(1)	241,100	708,132
Tata Power Co. Ltd.	54,700	1,605,211

		7,697,056
Indonesia – 4.7%
PT Astra International Tbk	170,500	1,267,406
PT Bank Rakyat Indonesia Tbk	1,561,000	1,187,367
PT Bumi Resources Tbk	5,022,500	1,734,047
PT Semen Gresik (Persero) Tbk	904,500	1,014,053
PT Tambang Batubara Bukit Asam Tbk	368,000	894,739

		6,097,612
Kazakhstan – 1.1%
Kazakhmys PLC	65,000	1,440,855

		1,440,855
Malaysia – 0.8%
Public Bank Berhad	246,000	1,082,151

		1,082,151
Mexico – 3.9%
America Movil S.A.B. de C.V., ADR, Series L	37,800	2,036,664
Cemex S.A.B. de C.V., ADR(1)	152,464	1,311,190
Wal-Mart de Mexico S.A.B. de C.V.	605,284	1,796,440

		5,144,294
People’s Republic of China – 16.5%
Alibaba.com Ltd.	574,500	918,994
Aluminum Corp. of China Ltd., H shares	1,880,000	1,619,410
Baidu, Inc., ADR(1)	18,900	2,648,457

June 30, 2011 (unaudited)	Shares	Value
People’s Republic of China (continued)
Bank of China Ltd., H shares	3,254,900	$1,597,340
China Construction Bank Corp., H shares	2,074,830	1,729,943
China Railway Construction Corp. Ltd., H shares	1,224,500	1,028,450
China Shenhua Energy Co. Ltd., H shares	697,000	3,348,974
China Taiping Insurance Holdings Co. Ltd.(1)	384,000	867,513
CNOOC Ltd.	538,000	1,269,986
CSR Corp. Ltd., H shares	1,188,000	1,117,098
Focus Media Holding Ltd., ADR(1)	41,300	1,284,430
Parkson Retail Group Ltd.	455,000	668,888
Ping An Insurance (Group) Co. of China Ltd., H shares	183,500	1,904,386
Want Want China Holdings Ltd.	1,517,000	1,472,939

		21,476,808
Peru – 0.8%
Credicorp Ltd.	12,400	1,067,640

		1,067,640
Russia – 6.4%
Evraz Group S.A., GDR (Reg S)(1)	33,800	1,052,301
Gazprom OAO, ADR	64,400	940,108
LUKOIL, ADR	29,000	1,847,373
NovaTek OAO, GDR, (Reg S)	7,700	1,064,853
Petropavlovsk PLC	74,400	871,816
United Co. RUSAL PLC(1)	390,000	536,841
VTB Bank OJSC, GDR (Reg S)	190,000	1,173,268
X5 Retail Group N.V., GDR (Reg S)(1)	22,020	862,484

		8,349,044
South Africa – 6.0%
Gold Fields Ltd.	116,300	1,705,798
Gold Fields Ltd., ADR	38,800	566,092
Impala Platinum Holdings Ltd.	48,600	1,311,438
Lonmin PLC	38,818	905,870
Massmart Holdings Ltd.	32,354	669,883
Naspers Ltd., N shares	46,890	2,648,074

		7,807,155
South Korea – 13.9%
Cheil Industries, Inc.	10,300	1,235,302
E-Mart Co. Ltd.(1)	4,212	964,580
GLOVIS Co. Ltd.	11,700	1,892,506
Hyundai Engineering & Construction Co. Ltd.	9,600	778,060
Hyundai Mobis	8,030	3,021,326
LG Corp.	22,100	1,669,076
LS Corp.	6,300	651,757
NHN Corp.(1)	7,600	1,347,380
Samsung Electronics Co. Ltd.	5,386	4,186,156
Samsung Fire & Marine Insurance Co. Ltd.	8,500	1,977,838

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

June 30, 2011 (unaudited)	Shares	Value
South Korea (continued)
Shinsegae Co. Ltd.	1,487	$472,848

		18,196,829
Taiwan – 10.0%
Advanced Semiconductor Engineering, Inc.	830,205	915,409
China Life Insurance Co. Ltd.	2,415,970	3,205,520
Far Eastern Department Stores Ltd.	941,400	1,891,549
Hon Hai Precision Industry Co. Ltd.	800,990	2,757,643
MediaTek, Inc.	129,282	1,408,167
Taiwan Semiconductor Manufacturing Co. Ltd.	1,140,385	2,874,066

		13,052,354
Thailand – 1.6%
Bank of Ayudhya Public Co. Ltd.	2,329,800	2,092,373

		2,092,373
Turkey – 1.1%
Turkiye Garanti Bankasi A.S.	326,555	1,481,843

		1,481,843
Other African Countries – 4.4%
African Petroleum Corp. Ltd.(1)	1,462,300	1,333,132
Chariot Oil & Gas Ltd.(1)	322,542	960,267
Kenmare Resources PLC(1)	2,305,984	2,181,734
Tullow Oil PLC	63,500	1,264,546

		5,739,679
Other Emerging Markets Countries – 3.9%
Dragon Oil PLC	461,490	3,873,404
Gulf Keystone Petroleum Ltd.(1)	550,499	1,216,881

		5,090,285
Total Common Stocks (Cost $86,386,788)		118,951,283

June 30, 2011 (unaudited)	Shares	Value
Preferred Stocks – 7.5%
Brazil – 6.4%
Banco Bradesco S.A.	103,342	$2,099,088
Bradespar S.A.	41,100	1,042,873
Cia Brasileira de Distribuicao Grupo Pao de Acucar	32,200	1,488,630
Companhia Energetica de Minas Gerais	71,637	1,453,717
Itausa-Investimentos Itau S.A.	301,632	2,317,347

		8,401,655
South Korea – 1.1%
Samsung Electronics Co. Ltd.	2,774	1,459,237

		1,459,237
Total Preferred Stocks (Cost $4,597,260)		9,860,892

	Principal Amount	Value
Repurchase Agreements – 1.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $1,383,000, due 7/1/2011(2)	$1,383,000	1,383,000
Total Repurchase Agreements (Cost $1,383,000)		1,383,000
Total Investments - 99.7% (Cost $92,367,048)		130,195,175
Other Assets, Net - 0.3%		399,836
Total Net Assets - 100.0%		$130,595,011

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	4/30/2012	$1,411,617

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$27,378,839	$91,572,444	*	$—	$118,951,283
Preferred Stocks	8,401,655	1,459,237	*	—	9,860,892
Repurchase Agreements	—	1,383,000		—	1,383,000
Total	$35,780,494	$94,414,681		$—	$130,195,175

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$130,195,175
Cash and cash equivalents	34
Foreign currency, at value	310,506
Dividends receivable	441,314
Receivable for fund shares subscribed	64,193

Total Assets	131,011,222

Liabilities
Payable for fund shares redeemed	142,300
Payable to adviser	105,675
Accrued foreign capital gains tax	100,815
Payable for investments purchased	36,849
Accrued trustees’ fees	2,062
Accrued expenses/other liabilities	28,510

Total Liabilities	416,211

Total Net Assets	$130,595,011

Net Assets Consist of:
Paid-in capital	$81,388,096
Accumulated undistributed net investment loss	(3,488,161)
Accumulated net realized gain from investments and foreign currency transactions	14,974,199
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	37,720,877

Total Net Assets	$130,595,011

Investments, at Cost	$92,367,048

Foreign Currency, at Cost	$308,531

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	5,522,006
Net Asset Value Per Share	$23.65

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$1,295,625
Interest	192
Withholding taxes on foreign dividends	(119,164)

Total Investment Income	1,176,653

Expenses
Investment advisory fees	692,266
Custodian fees	82,148
Professional fees	15,416
Shareholder reports	10,707
Administrative service fees	9,229
Trustees’ fees	3,452
Other expenses	7,748

Total Expenses	820,966

Net Investment Income	355,687

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	12,470,560
Net realized loss from foreign currency transactions	(46,824)
Net change in unrealized appreciation/depreciation on investments	(17,857,312)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(1,465)
Net change in accrued foreign capital gains tax	17,696

Net Loss on Investments and Foreign Currency Transactions	(5,417,345)

Net Decrease in Net Assets Resulting from Operations	$(5,061,658)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$355,687	$489,842
Net realized gain from investments and foreign currency transactions	12,423,736	18,553,058
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(17,841,081)	5,272,580

Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,061,658)	24,315,480

Distributions to Shareholders
Net investment income	—	(3,946,440)
Net realized gain on investments	—	(709,520)

Total Distributions	—	(4,655,960)

Capital Share Transactions
Proceeds from sales of shares	4,097,842	17,336,433
Reinvestment of distributions	—	4,655,960
Cost of shares redeemed	(20,972,214)	(37,073,825)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(16,874,372)	(15,081,432)

Net Increase/(Decrease) in Net Assets	(21,936,030)	4,578,088

Net Assets
Beginning of period	152,531,041	147,952,953

End of period	$130,595,011	$152,531,041

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(3,843,849)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(3,488,161)	$—

Other Information:
Shares
Sold	171,461	795,145
Reinvested	—	198,633
Redeemed	(880,632)	(1,733,959)

Net Decrease	(709,171)	(740,181)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Six Months Ended 6/30/11[1]	$24.48	$(0.01)	$(0.82)	$(0.83)	$—	$—	$—	$—
Year Ended 12/31/10	21.22	0.04	3.99	4.03	(0.65)	(0.12)	—	(0.77)
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	—	(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)
Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)
Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	—	(4.40)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$23.65	(3.39)%	$130,595	1.19%	1.19%	0.51%	0.51%	23%
24.48	19.13%	152,531	1.19%	1.19%	0.35%	0.35%	36%
21.22	96.37%	147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%
29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%
24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New

York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

14

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months ended June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S.

15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.95% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS or GBG serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$3,896,849	$759,111

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain
$—	$3,034,148	$(3,034,148)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$—	$3,725,015

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $10,867,414 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund elected to defer net capital and currency losses of $38,067.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $97,238,501. The gross unrealized appreciation and

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

depreciation on investments, on a tax basis, at June 30, 2011, aggregated $37,582,678 and $(4,626,004), respectively, resulting in net unrealized appreciation of $32,956,674.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $32,518,320 and $49,618,819, respectively, for the six months ended June 30, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 6/30/11	Average Borrowing*	Average Interest Rate*
$—	$299,808	1.45%

*	For the six months ended June 30, 2011, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Investment Quality Bond VIP Series Commentary

Highlights

•

A market preference for corporate bonds and other non-Treasury fixed income investments early in 2011 faded in the second quarter, as concerns over the debt crisis in Greece led investors to seek safety in Treasury bonds and other lower risk securities.

•	RS Investment Quality Bond VIP Series delivered a positive return for the six-month period that ended June 30, 2011, but underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1].

•

Overweight exposure to corporate bonds and commercial mortgage backed securities (CMBS) aided the Fund’s relative performance in the first quarter, but proved detrimental in the second quarter and for the six-month period overall.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the implications of the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. As a result, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

For the six-month period that ended June 30, 2011, RS Investment Quality Bond VIP Series returned 2.60%, underperforming a 2.72% return by the benchmark Barclays Capital U.S. Aggregate Bond Index. The Fund underperformed the 2.69% average return for the Lipper Intermediate Investment Grade Debt Funds peer group2. (The peer group consisted of 89 variable annuity funds that invest primarily in investment grade debt issues with average maturities of five to ten years.)

The Fund continued its investment strategy of overweighting non-Treasury segments of the fixed income market, notably investment grade corporate bonds and CMBS. This strategy worked in the Fund’s favor in the first quarter, but proved detrimental in the second quarter. We believe that this underperformance seems to have reflected investor unease over the European debt crisis (e.g. Greece and Ireland), rather than any fundamental concerns over the strength of corporate balance sheets in the United States. Overall, we ended the second quarter with approximately 27% of the Fund allocated to investment grade corporate bonds, relative to a 22% weighting for our benchmark index.

Outlook

We are cautiously optimistic on the economy and the strengthening of corporate balance sheets. Given this outlook, we believe many of the non-Treasury segments of the bond market, including the corporate segment, may provide opportunities to add value to the Fund’s portfolio.

3

RS INVESTMENT QUALITY BOND VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics

Total Net Assets: $668,870,735

Sector Allocation

Bond Quality Allocation[3]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA - Mortgage Pass-Through	4.500%	12/1/2041	2.27%
FNMA - Mortgage Pass-Through	5.500%	5/1/2038	2.19%
U.S. Treasury Bonds	4.250%	11/15/2040	2.01%
FHLMC - Mortgage Pass-Through	4.000%	1/1/2041	1.87%
FNMA - Mortgage Pass-Through	5.000%	5/1/2038	1.56%
FNMA - Mortgage Pass-Through	4.000%	11/1/2040	1.48%
FHLMC - CMO	5.500%	9/15/2035	1.39%
U.S. Treasury Bonds	3.125%	5/15/2021	1.27%
FNMA - Mortgage Pass-Through	5.000%	11/1/2039	1.16%
Citigroup Commercial Mortgage Trust	5.431%	10/15/2049	1.03%
Total			16.23%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital Aggregate Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	2.60%	4.52%	7.02%	6.61%	5.78%	7.65%
Barclays Capital U.S. Aggregate Bond Index[1]		2.72%	3.90%	6.46%	6.52%	5.74%	8.08%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays Capital U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,026.00	$2.80	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.03	$2.80	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities – 3.8%
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	$6,250,000	$6,331,736
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	1,409,060	1,281,308
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	295,032	289,237
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	740,764	745,895
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	5,600,000	5,748,631
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	650,000	665,345
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	3,975,000	4,153,638
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,300,000	1,349,444
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	4,800,000	4,898,118

Total Asset Backed Securities (Cost $25,038,597)		25,463,352

	Principal Amount	Value
Collateralized Mortgage Obligations – 16.8%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	4,343,676	4,398,732
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	843,852	855,619
Chase Mortgage Finance Corp. 2003-S11 3A1 5.50% due 10/25/2033	1,425,416	1,449,266
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	1,820,518	1,788,400
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	1,098,272	1,093,481
2006-19CB A15 6.00% due 8/25/2036	1,584,001	1,308,447

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Countrywide Home Loans Trust 2003-J7 2A12 5.00% due 8/25/2033	$3,662,309	$3,745,586
2003-11 A31 5.50% due 5/25/2033	4,513,240	4,695,345
2002-19 1A1 6.25% due 11/25/2032	656,796	691,484
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	3,054,301
1534 Z 5.00% due 6/15/2023	608,599	608,371
3227 PR 5.50% due 9/15/2035	8,458,331	9,302,040
FNMA 2002-77 QG 5.50% due 12/25/2032	4,110,000	4,669,988
2006-45 AC 5.50% due 6/25/2036	480,710	471,026
2002-52 PB 6.00% due 2/25/2032	1,191,652	1,218,694
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	396,873	397,482
GNMA 1997-19 PG 6.50% due 12/20/2027	2,672,160	2,998,041
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	4,521,249	4,685,736
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.463% due 6/25/2035(1)	5,913,000	5,941,252
2004-S2 1A3 4.75% due 11/25/2019	4,220,368	4,311,389
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	1,401,876	1,462,312
2003-10 3A7 5.50% due 11/25/2033	1,507,919	1,575,181
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	1,111,877	1,152,065
2003-3 A9 5.50% due 1/25/2034	4,605,765	4,696,480
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	1,016,602	1,042,470
Residential Funding Mortgage Securities I, Inc. 2005-S1 2A1 4.75% due 2/25/2020	2,358,383	2,419,564
2005-S3 A1 4.75% due 3/25/2020	3,979,824	3,997,025
2003-S20 1A4 5.50% due 12/25/2033	723,521	724,415

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	$1,555,114	$1,317,705
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	3,658,809	3,688,790
2005-1 4A1 5.00% due 2/25/2020	2,451,815	2,498,851
Wells Fargo Mortgage Backed Securities Trust 2005-1 1A1 4.75% due 1/25/2020	2,904,241	3,001,127
2005-2 2A1 4.75% due 4/25/2020(3)	2,605,279	2,706,249
2004-2 A1 5.00% due 1/25/2019	1,644,925	1,698,979
2006-1 A3 5.00% due 3/25/2021	4,882,975	4,857,730
2003-2 A7 5.25% due 2/25/2018(3)	4,049,626	4,165,384
2006-7 1A1 5.25% due 6/25/2021	1,140,217	1,155,882
2003-9 1A3 5.25% due 8/25/2033	2,464,872	2,562,235
2005-6 A1 5.25% due 8/25/2035	4,441,404	4,462,563
2004-6 A4 5.50% due 6/25/2034	3,181,579	3,425,068
2007-13 A7 6.00% due 9/25/2037	2,220,193	2,129,727

Total Collateralized Mortgage Obligations (Cost $110,748,667)		112,424,482

	Principal Amount	Value
Senior Secured Loans – 0.7%
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	750,000	734,250

		734,250
Healthcare – 0.4%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	2,000,000	2,006,260
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	740,633	740,982

		2,747,242
Metals And Mining – 0.2%
Novelis, Inc. New Term Loan B 3.75% due 3/10/2017(1)	1,592,000	1,592,541

		1,592,541
Total Senior Secured Loans (Cost $5,085,615)		5,074,033

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.9%
Adams Outdoor Advertising LP 2010-1 A 5.438% due 12/20/2040(2)	$4,771,626	$4,963,137
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	4,420,000	4,756,769
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.367% due 9/10/2047(1)	5,800,000	6,328,270
2006-2 A4 5.924% due 5/10/2045(1)	3,400,000	3,762,704
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	4,500,000	4,700,827
2005-PW10 A4 5.405% due 12/11/2040(1)	3,735,000	4,071,752
2005-PW10 AM 5.449% due 12/11/2040(1)	3,466,000	3,477,919
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	3,152,942	3,307,954
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	6,320,000	6,859,534
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 AM 5.394% due 7/15/2044(1)	4,295,000	4,351,599
Credit Suisse Mortgage Capital Certificates 2006-C3 A3 6.014% due 6/15/2038(1)	380,000	417,587
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	5,800,000	6,328,490
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	865,066	864,592
2005-C1 AJ 5.075% due 2/15/2038(1)	2,765,000	2,750,653
2005-C5 AM 5.10% due 8/15/2038(1)	2,100,000	2,122,505
Four Times Square Trust 2006-4TS A 5.401% due 12/13/2028(2)	4,100,000	4,340,175
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	4,975,000	5,265,437
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	2,082,405

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	$3,900,000	$4,138,056
2004-GG1 A7 5.317% due 6/10/2036(1)	3,764,000	4,044,168
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2011-C4 A3 4.106% due 7/15/2046(2)	6,600,000	6,585,760
2005-LDP3 A4 4.936% due 8/15/2042(1)(3)	4,000,000	4,306,862
2005-LDP5 A4 5.371% due 12/15/2044(1)(3)	2,880,000	3,142,861
2001-C1 A3 5.857% due 10/12/2035(3)	1,269,345	1,271,353
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(2)	5,000,000	5,147,974
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	4,400,000	4,595,117
2003-C8 A4 5.124% due 11/15/2032(1)	1,000,000	1,067,102
2002-C1 A4 6.462% due 3/15/2031	769,932	786,272
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	157,356	159,418
2005-HQ7 AAB 5.351% due 11/14/2042(1)	4,613,435	4,775,967
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	2,190,000	2,185,909
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.286% due 5/18/2032(1)(2)	4,237,000	4,519,069
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)	5,500,000	5,786,153
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,841,894	1,945,539
2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,687,128
2004-C11 A5 5.215% due 1/15/2041(1)	3,477,000	3,735,982
2006-C23 AM
5.466% due 1/15/2045(1)	4,050,000	4,163,514
WF-RBS Commercial Mortgage Trust 2011-C2 A4 4.869% due 2/15/2044(1)(2)	4,100,000	4,202,765

Total Commercial Mortgage-Backed Securities (Cost $136,742,645)		139,999,278

June 30, 2011 (unaudited)	Principal Amount	Value
Corporate Bonds – 32.3%
Aerospace & Defense – 0.1%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	$500,000	$635,494

		635,494
Automotive – 1.2%
Banque PSA Finance Sr. Nt. 5.75% due 4/4/2021(2)	1,600,000	1,619,117
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	1,500,000	1,528,724
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	3,000,000	3,291,129
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	1,500,000	1,532,284

		7,971,254
Banking – 5.2%
American Express Bank FSB 6.00% due 9/13/2017	500,000	564,009
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	1,500,000	1,686,294
Bank One Corp. 5.25% due 1/30/2013	600,000	635,522
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017-5/15/2018	3,400,000	3,748,696
City National Corp. 5.125% due 2/15/2013	700,000	731,257
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	825,078
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	1,000,000	1,031,029
5.30% due 8/13/2019	1,200,000	1,277,263
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	892,595
Discover Bank Sub. Nt. 7.00% due 4/15/2020	1,600,000	1,777,106
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	1,500,000	1,473,750
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	746,161
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,691,256
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	1,500,000	1,666,908
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	1,500,000	1,502,172

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Banking (continued)
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	$1,000,000	$1,052,711
Morgan Stanley 5.95% due 12/28/2017	2,300,000	2,472,608
PNC Bank N.A. 6.875% due 4/1/2018	800,000	942,916
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	1,500,000	1,512,889
Santander U.S. Debt S.A. Unipersonal 3.724% due 1/20/2015(2)	1,300,000	1,258,354
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	800,000	874,944
The Goldman Sachs Group, Inc. 5.125% due 1/15/2015	1,600,000	1,716,962
5.625% due 1/15/2017	370,000	391,696
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	1,600,000	1,618,315
USB Realty Corp. 6.091% due 1/15/2012(1)(2)(4)	950,000	828,875
Wachovia Corp. 5.25% due 8/1/2014	700,000	750,305
Wells Fargo Bank N.A. 5.75% due 5/16/2016	1,200,000	1,334,933

		35,004,604
Brokerage – 1.2%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014	1,200,000	1,264,639
4.25% due 5/24/2021	1,700,000	1,671,911
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	1,200,000	1,219,483
Lehman Brothers Holdings Capital Trust VII 5.857% due 5/31/2012(4)(5)	1,000,000	100
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	1,600,000	1,686,962
Raymond James Financial, Inc. Sr. Nt. 4.25% due 4/15/2016	1,200,000	1,238,827
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	1,000,000	1,096,427

		8,178,349
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,481,853

June 30, 2011 (unaudited)	Principal Amount	Value
Building Materials (continued)
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	$1,500,000	$1,551,549

		3,033,402
Chemicals – 0.8%
Celanese US Holdings LLC Sr. Nt. 5.875% due 6/15/2021	1,300,000	1,329,250
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	534,155
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	1,200,000	1,285,238
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	500,000	650,281
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	1,500,000	1,662,171

		5,461,095
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	1,200,000	1,351,789

		1,351,789
Consumer Products – 0.2%
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	1,000,000	1,056,579

		1,056,579
Diversified Manufacturing – 0.1%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	849,137

		849,137
Electric – 1.0%
Alabama Power Co. 5.65% due 3/15/2035	750,000	748,085
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,515,000	1,578,848
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	727,570
Nevada Power Co. 6.65% due 4/1/2036	600,000	692,697
PacifiCorp 5.25% due 6/15/2035	350,000	346,739
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,639,065
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,184,275

		6,917,279
Energy - Integrated – 0.8%
BP Capital Markets PLC 4.50% due 10/1/2020	1,600,000	1,631,670

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Energy - Integrated (continued)
Hess Corp. Sr. Nt . 5.60% due 2/15/2041	$2,000,000	$1,954,928
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,200,000	1,310,434
Tosco Corp. 8.125% due 2/15/2030	500,000	653,314

		5,550,346
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,782,626
Viacom, Inc. 6.875% due 4/30/2036	800,000	893,123

		2,675,749
Food And Beverage – 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	1,650,000	1,774,514
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	500,000	555,387
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,266,244
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(2)	2,000,000	2,088,114

		5,684,259
Gaming – 0.2%
Seminole Indian Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(2)	1,500,000	1,506,060

		1,506,060
Government Related – 1.0%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,617,508
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	767,554
Petrobras International Finance Co. 5.875% due 3/1/2018	1,250,000	1,344,963
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	2,300,000	2,668,000

		6,398,025
Health Insurance – 0.3%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	500,000	546,700
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	1,200,000	1,211,742

		1,758,442
Healthcare – 0.7%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	750,000	885,103

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	$1,300,000	$1,322,012
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,586,250
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	737,035

		4,530,400
Independent Energy – 1.0%
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	652,844
Chesapeake Energy Corp. 6.125% due 2/15/2021	1,400,000	1,417,500
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,767,200	1,904,158
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	900,000	1,011,053
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,664,000

		6,649,555
Industrial - Other – 0.3%
Princeton University Sr. Nt. 5.70% due 3/1/2039	1,600,000	1,790,016

		1,790,016
Insurance - Life – 2.4%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	1,046,376
AXA SA 6.463% due 12/14/2018(1)(2)(4)	800,000	692,000
Genworth Financial, Inc. Sr. Nt. 7.20% due 2/15/2021	2,400,000	2,401,714
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/8/2015(1)(4)	2,000,000	1,840,000
MetLife, Inc. 6.40% due 12/15/2036	500,000	487,500
Sr. Nt. Series A 6.817% due 8/15/2018	1,400,000	1,639,198
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	1,000,000	1,139,123
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,500,000	1,778,858
Symetra Financial Corp. 6.125% due 4/1/2016(2)	800,000	842,388
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	1,200,000	1,365,464

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Insurance - Life (continued)
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	$1,500,000	$1,546,214
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	1,100,000	1,231,320

		16,010,155
Insurance P&C – 1.6%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	1,112,887
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	1,100,000	1,260,537
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	808,277
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	1,500,000	1,558,289
Liberty Mutual Group, Inc. 5.00% due 6/1/2021(2)	1,400,000	1,325,694
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	1,500,000	1,580,974
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	1,000,000	1,115,123
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	1,600,000	1,624,000

		10,385,781
Lodging – 0.3%
Host Hotels & Resorts LP 6.875% due 11/1/2014	1,700,000	1,742,500

		1,742,500
Media Cable – 1.2%
Comcast Corp.
6.45% due 3/15/2037	1,000,000	1,069,555
6.50% due 1/15/2017	1,100,000	1,282,059
Time Warner Cable, Inc.
5.40% due 7/2/2012	1,000,000	1,045,375
5.85% due 5/1/2017	2,900,000	3,261,203
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	1,500,000	1,644,375

		8,302,567
Media Noncable – 0.2%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,535,625

		1,535,625

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining – 1.8%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	$1,500,000	$1,900,592
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	750,000	803,309
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	2,250,000	2,435,989
FMG Resources August 2006 Pty. Ltd. 6.375% due 2/1/2016(2)	2,000,000	1,995,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	1,200,000	1,311,000
Steel Dynamics, Inc. 6.75% due 4/1/2015	1,500,000	1,530,000
United States Steel Corp. Sr. Nt. 7.00% due 2/1/2018	1,500,000	1,515,000
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	452,498

		11,943,388
Non Captive Consumer – 0.3%
Household Finance Corp. 6.375% due 11/27/2012	1,000,000	1,069,822
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	1,200,000	1,245,000

		2,314,822
Non Captive Diversified – 1.2%
Ally Financial, Inc. 4.50% due 2/11/2014	1,500,000	1,500,000
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(2)	1,500,000	1,492,500
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	650,000	676,381
General Electric Capital Corp. 6.75% due 3/15/2032	1,000,000	1,111,052
Sr. Nt. 5.625% due 5/1/2018	1,200,000	1,312,462
KKR Group Finance Co. 6.375% due 9/29/2020(2)	1,600,000	1,692,042

		7,784,437
Oil Field Services – 0.4%
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	550,000	608,950
Weatherford International Ltd. 5.15% due 3/15/2013	700,000	739,607
6.50% due 8/1/2036	1,500,000	1,547,277

		2,895,834

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Paper – 0.5%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	$2,000,000	$2,038,264
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,300,000	1,311,375

		3,349,639
Pharmaceuticals – 0.7%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	1,400,000	1,540,189
Amgen, Inc. 5.85% due 6/1/2017	400,000	463,183
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	1,500,000	1,619,447
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	935,802

		4,558,621
Pipelines – 1.0%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,730,184
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	750,000	872,592
Enterprise Products Operating LLC
5.20% due 9/1/2020	1,000,000	1,054,438
8.375% due 8/1/2066(1)	400,000	433,000
Magellan Midstream Partners LP 6.55% due 7/15/2019	1,200,000	1,394,144
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	1,000,000	1,052,804

		6,537,162
Railroads – 0.1%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	800,000	932,718

		932,718
Refining – 0.4%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	1,500,000	1,663,104
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	600,000	766,369

		2,429,473
REITs – 0.9%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,232,281
Equity One, Inc. 6.25% due 12/15/2014	1,100,000	1,201,871

June 30, 2011 (unaudited)	Principal Amount	Value
REITs (continued)
ERP Operating LP 5.375% due 8/1/2016	$775,000	$850,358
ProLogis LP Sr. Nt. 6.875% due 3/15/2020	1,500,000	1,656,315
WEA Finance LLC 5.40% due 10/1/2012(2)	900,000	945,711

		5,886,536
Retailers – 0.5%
Macy’s Retail Holdings, Inc. 5.90% due 12/1/2016	1,500,000	1,683,845
Nordstrom, Inc. Sr. Nt. 4.75% due 5/1/2020	1,500,000	1,576,116

		3,259,961
Technology – 0.6%
Computer Sciences Corp. Series WI Sr. Nt. 6.50% due 3/15/2018	800,000	856,762
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	1,000,000	1,164,646
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	1,500,000	1,694,427
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	588,472

		4,304,307
Wireless – 1.0%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	1,500,000	1,566,222
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,579,128
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	800,000	881,784
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	1,250,000	1,325,299
Vodafone Group PLC Sr. Nt. 5.45% due 6/10/2019	1,000,000	1,111,424
6.15% due 2/27/2037	350,000	375,555

		6,839,412
Wirelines – 1.2%
AT&T, Inc. 6.30% due 1/15/2038	1,200,000	1,270,774
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	850,000	1,121,823
France Telecom S.A. 8.50% due 3/1/2031	335,000	450,875

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Wirelines (continued)
Qwest Communications International, Inc. 7.125% due 4/1/2018	$1,500,000	$1,610,625
Telecom Italia Capital SA
5.25% due 11/15/2013- 10/1/2015	2,050,000	2,146,452
Verizon Communications, Inc. 6.40% due 2/15/2038	1,250,000	1,354,728

		7,955,277
Total Corporate Bonds (Cost $202,826,384)		215,970,049

	Principal Amount	Value
Hybrid ARMS – 0.3%
FNMA 5.765% due 12/1/2036(1)	959,525	1,019,426
6.228% due 8/1/2046(1)	740,522	764,542

Total Hybrid ARMS (Cost $1,711,596)		1,783,968

	Principal Amount	Value
Mortgage Pass-Through Securities – 15.1%
FHLMC 4.00% due 12/1/2040 - 1/1/2041	17,928,745	17,939,770
5.50% due 2/1/2037 - 6/1/2038	4,051,091	4,387,925
7.00% due 9/1/2038	816,514	939,117
FNMA
4.00% due 11/1/2040	9,896,538	9,910,505
4.50% due 12/1/2041(6)	14,700,000	15,207,606
5.00% due 4/1/2023 - 12/1/2039	21,849,424	23,263,970
5.00% due 12/1/2041(6)	4,000,000	4,250,000
5.50% due 1/1/2038 - 5/1/2038	15,312,353	16,575,466
5.50% due 12/1/2041(6)	6,000,000	6,487,500
6.00% due 8/1/2021	561,740	618,406
6.50% due 2/1/2013 - 12/1/2014	104,141	108,016
7.00% due 9/1/2014 - 6/1/2032	247,881	282,760
7.50% due 12/1/2029	226,897	266,088
8.00% due 1/1/2030 - 9/1/2030	81,501	96,101
GNMA
6.00% due 10/15/2032 -12/15/2033	611,407	684,521

Total Mortgage Pass-Through Securities (Cost $99,718,876)		101,017,751

June 30, 2011 (unaudited)	Principal Amount	Value
Municipal Bonds – 1.8%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	$1,200,000	$1,278,564
California State General Obligation 5.25% due 4/1/2014	800,000	860,000
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	1,661,632
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	1,000,000	1,034,950
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	2,400,000	2,518,584
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series A 5.50% due 11/15/2036	1,190,000	1,291,697
New York City Municipal Water Finance Authority Water & Sewer Revenue Build America Bonds-Series EE 6.011% due 6/15/2042	1,600,000	1,753,824
Oregon School Board Association 4.759% due 6/30/2028	450,000	417,348
San Diego County California Water Authority Financing Agency Water Revenue Build America Bonds-Series B 6.138% due 5/1/2049	1,500,000	1,594,050

Total Municipal Bonds (Cost $11,838,185)		12,410,649

	Principal Amount	Value
U.S. Government Securities – 7.0%
U.S. Treasury Bonds
3.875% due 8/15/2040	5,750,000	5,264,844
4.25% due 11/15/2040	13,780,000	13,469,950
4.375% due 5/15/2040	1,105,000	1,104,315
4.75% due 2/15/2041	4,970,000	5,282,956
6.625% due 2/15/2027	2,500,000	3,307,422
U.S. Treasury Notes 1.75% due 5/31/2016	2,600,000	2,604,056
2.375% due 5/31/2018	2,000,000	1,989,380
3.125% due 5/15/2021	8,520,000	8,496,059

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
U.S. Government Securities (continued)
3.625% due 2/15/2021	$4,825,000	$5,031,191

Total U.S. Government Securities (Cost $46,651,834)		46,550,173

	Principal Amount	Value
Short-Term Investments – 4.0%
General Electric Capital Corp. 0.08% due 7/14/2011(3)	5,000,000	4,999,856
IIllinois Tool Works, Inc. 0.10% due 7/14/2011(3)	5,000,000	4,999,819
John Deere Credit Ltd. 0.11% due 7/14/2011(3)	5,000,000	4,999,801
Koch Resources LLC 0.09% due 7/14/2011(3)	1,500,000	1,499,951
United Parcel Service, Inc. 0.04% due 7/14/2011(3)	5,000,000	4,999,928
Wal-Mart Stores, Inc. 0.08% due 7/14/2011(3)	5,000,000	4,999,856

Total Short-Term Investments (Cost $26,499,211)		26,499,211

	Principal Amount	Value
Repurchase Agreements – 1.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $9,413,003, due 7/1/2011(7)	9,413,000	9,413,000

Total Repurchase Agreements (Cost $9,413,000)		9,413,000
Total Investments - 104.1% (Cost $676,274,610)		696,605,946
Other Liabilities, Net - (4.1)%		(27,735,211)
Total Net Assets - 100.0%		$668,870,735

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $92,378,485, representing 13.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/2012	$1,000,000	$996,693	$100

(6)	TBA – To be announced.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bill	0.00%	7/21/2011	$9,604,942

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$25,463,352	$—	$25,463,352
Collateralized Mortgage Obligations	—	112,424,482	—	112,424,482
Senior Secured Loans	—	5,074,033	—	5,074,033
Commercial Mortgage-Backed Securities	—	139,999,278	—	139,999,278
Corporate Bonds	—	215,970,049	—	215,970,049
Hybrid ARMS	—	1,783,968	—	1,783,968
Mortgage Pass-Through Securities	—	101,017,751	—	101,017,751
Municipal Bonds	—	12,410,649	—	12,410,649
U.S. Government Securities	—	46,550,173	—	46,550,173
Short-Term Investments	—	26,499,211	—	26,499,211
Repurchase Agreements	—	9,413,000	—	9,413,000
Total	$—	$696,605,946	$—	$696,605,946

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$696,605,946
Cash and cash equivalents	412
Interest receivable	4,941,385
Receivable for fund shares subscribed	331,472
Prepaid expenses	73,554
Receivable for investments sold	1,874

Total Assets	701,954,643

Liabilities
Payable for investments purchased	32,372,255
Payable for fund shares redeemed	376,108
Payable to adviser	275,800
Accrued trustees’ fees	8,828
Accrued expenses/other liabilities	50,917

Total Liabilities	33,083,908

Total Net Assets	$668,870,735

Net Assets Consist of:
Paid-in capital	$633,706,369
Accumulated undistributed net investment income	12,523,678
Accumulated net realized gain from investments	2,309,352
Net unrealized appreciation on investments	20,331,336

Total Net Assets	$668,870,735

Investments, at Cost	$676,274,610

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	52,903,150
Net Asset Value Per Share	$12.64

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Interest	$14,371,546
Withholding taxes on foreign interest	(6,375)

Total Investment Income	14,365,171

Expenses
Investment advisory fees	1,617,425
Custodian fees	52,985
Administrative service fees	39,832
Professional fees	38,825
Shareholder reports	21,267
Trustees’ fees	14,506
Other expenses	20,888

Total Expenses	1,805,728
Less: Custody credits	(96)

Total Expenses, Net	1,805,632

Net Investment Income	12,559,539

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	2,211,742
Net change in unrealized appreciation/depreciation on investments	2,157,892

Net Gain on Investments	4,369,634

Net Increase in Net Assets Resulting from Operations	$16,929,173

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$12,559,539	$23,391,043
Net realized gain from investments	2,211,742	9,432,310
Net change in unrealized appreciation/depreciation on investments	2,157,892	10,780,992

Net Increase in Net Assets Resulting from Operations	16,929,173	43,604,345

Distributions to Shareholders
Net investment income	—	(23,557,061)
Net realized gain on investments	—	(6,729,196)

Total Distributions	—	(30,286,257)

Capital Share Transactions
Proceeds from sales of shares	62,794,883	104,961,765
Reinvestment of distributions	—	30,286,257
Cost of shares redeemed	(41,989,908)	(76,774,232)

Net Increase in Net Assets Resulting from Capital Share Transactions	20,804,975	58,473,790

Net Increase in Net Assets	37,734,148	71,791,878

Net Assets
Beginning of period	631,136,587	559,344,709

End of period	$668,870,735	$631,136,587

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(35,861)

Accumulated Undistributed Net Investment Income Included in Net Assets	$12,523,678	$—

Other Information:
Shares
Sold	5,036,192	8,275,610
Reinvested	—	2,484,517
Redeemed	(3,362,111)	(6,059,343)

Net Increase	1,674,081	4,700,784

20	The accompanying notes are an integral part of these financial statements.

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21

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$12.32	$0.24	$0.08	$0.32	$—	$—	$—
Year Ended 12/31/10	12.02	0.48	0.44	0.92	(0.48)	(0.14)	(0.62)
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)
Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[4]	—	(0.56)
Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[5]	(0.53)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.64	2.60%	$668,871	0.56%		0.56%	3.88%	3.88%	43%
12.32	7.72%	631,137	0.56%		0.56%	3.90%	3.90%	121%
12.02	11.20%	559,345	0.58%		0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%		0.57%	4.57%	4.56%	186%
11.95	6.22%	473,404	0.59%		0.59%	4.79%	4.79%	145%
11.78	4.19%	386,035	0.60%	[6]	0.60%	4.61%	4.61%	130%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Includes return of capital distribution rounding $0.00 per share.

[5]	Rounds to $0.00 per share.

[6]	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$25,618,477	$4,667,780

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net

26

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$—	$163,146	$(163,146)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$—	$258,442

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $1,591,779 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $676,324,749. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $24,455,947 and $(4,174,750), respectively, resulting in net unrealized appreciation/depreciation of $20,281,197.

Note 4. Investments

a. Investment Purchases and Sales The cost of U.S. government agency obligations and other investments purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the six months ended June 30, 2011 were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$136,408,432	$222,568,202
Sales	68,201,386	216,602,177

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and

27

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis The Fund may purchase securities on a when-issued, delayed delivery, or to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Assets have been segregated for these securities.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted in the schedule of investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and

Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Low Duration Bond VIP Series Commentary

Highlights

•

The fixed income market showed volatile performance in the first half of 2011 as investor preference for corporate bonds and other non-Treasury securities in the first quarter gave way to a second quarter flight to quality that benefited the Treasury market.

•	RS Low Duration Bond VIP Series delivered a positive return in the first six months of 2011, while also outperforming its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index[1].

•	The Fund’s overweight exposure to non-Treasury sectors such as corporate bonds and commercial mortgage-backed securities (CMBS) aided relative performance, especially in the first quarter.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. As a result, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

RS Low Duration Bond VIP Series returned 1.35% for the six-month period that ended June 30, 2011. The

Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, returned 0.88% for the period. The Fund’s performance compared favorably with a 1.28% average return for the Lipper Short-Intermediate Investment Grade Debt Funds peer group2. (The peer group consisted of 44 variable annuity funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

The Fund continued its investment strategy of overweighting non-Treasury segments of the fixed income market, notably investment grade corporate bonds and CMBS. This strategy aided our results in the first quarter, but subtracted from the Fund’s relative outperformance in the second quarter as risk-averse investors sought a safe haven in the Treasury market.

While many of the Fund’s corporate bonds delivered positive performance in the second quarter, as a group they underperformed Treasury securities of similar duration during that period3. We believe that this underperformance seems to have reflected investor unease over the European debt crisis (e.g. Greece and Ireland), rather than any fundamental concerns over the strength of corporate balance sheets in the United States. Overall, we ended the quarter with approximately 39% of the Fund allocated to corporate bonds.

Outlook

Given the risk/reward profiles we are seeing in the market at this time, we have continued to focus our investments on non-Treasury segments of the fixed income market, including corporate bonds backed by what we believe to be strong balance sheets. We believe that our disciplined investment process will help us seek appropriate investment opportunities for the Fund through different economic cycles.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

3

RS LOW DURATION BOND VIP SERIES

Characteristics Total Net Assets: $130,350,442

Sector Allocation

Bond Quality Allocation[4]

4

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[5]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.750%	6/15/2014	2.95%
U.S. Treasury Notes	1.000%	5/15/2014	1.90%
U.S. Treasury Notes	0.625%	2/28/2013	1.72%
U.S. Treasury Notes	1.250%	4/15/2014	1.18%
U.S. Treasury Notes	0.500%	11/30/2012	1.00%
U.S. Treasury Notes	1.500%	6/30/2016	0.98%
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.371%	12/15/2044	0.96%
U.S. Treasury Notes	0.625%	1/31/2013	0.95%
CNH Equipment Trust	3.000%	8/17/2015	0.95%
CS First Boston Mortgage Securities Corp.	5.416%	5/15/2036	0.92%
Total			13.51%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Barclays Capital Index Summary, Barclays Capital Inc.
4	Source: Moody’s, Standard and Poors, Fitch Investors Service.
5

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS LOW DURATION BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	1.35%	3.18%	4.68%	4.88%	3.63%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]		0.88%	1.38%	3.05%	4.27%	3.36%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays Capital U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,013.50	$2.80	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.01	$2.82	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities – 15.2%
Ally Auto Receivables Trust 2010-3 A3 1.11% due 10/15/2014	$1,000,000	$1,004,081
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	350,000	354,578
2010-3 A 2.88% due 4/15/2015(1)	800,000	822,955
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	900,000	901,066
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	129,205	117,490
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	450,000	460,550
2009-2A A4 3.03% due 10/15/2016(1)	740,000	760,012
BMW Vehicle Lease Trust 2009-1 A4 3.66% due 8/15/2013	100,000	100,383
Capital One Multi-Asset Execution Trust 2005-A10 A 0.267% due 9/15/2015(2)	260,000	259,746
2005-A7 A7 4.70% due 6/15/2015	850,000	889,397
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	228,412	223,925
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	950,000	1,055,906
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(2)	147,836	148,860
CNH Equipment Trust 2007-C A4B 1.337% due 3/17/2014(2)	470,043	470,235
2009-C A4 3.00% due 8/17/2015(3)	1,200,000	1,231,849
2007-C A4A 5.42% due 3/17/2014	97,184	97,387
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.887% due 2/15/2017(1)(2)	985,000	1,023,287
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	750,000	767,706

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	$1,000,000	$1,024,155
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	950,000	992,693
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	954,000	950,178
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	600,000	622,821
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	850,000	864,215
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	950,000	959,299
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	173,516	173,858
PG&E Energy Recovery Funding LLC 2005-1 A4 4.37% due 6/25/2014	537,209	548,649
2005-1 A5 4.47% due 12/25/2014	420,000	439,032
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	20,695	11,685
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	500,000	501,225
Volkswagen Auto Lease Trust 2010-A A4 1.18% due 10/20/2015	900,000	903,107
World Omni Auto Receivables Trust 2010-A A4 2.21% due 9/15/2013	600,000	612,265
World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	476,746	477,800

Total Asset Backed Securities (Cost $19,614,494)		19,770,395

	Principal Amount	Value
Collateralized Mortgage Obligations – 10.8%
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	206,803	209,687
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	509,327	525,057
2003-S14 3A1 5.50% due 1/25/2034	285,898	288,619

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Citicorp Mortgage Securities, Inc. 2005-1 1A9 5.25% due 2/25/2035	$282,619	$283,990
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	237,961	236,922
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	776,681	800,889
2003-11 A31 5.50% due 5/25/2033	790,902	822,815
2002-19 1A1 6.25% due 11/25/2032	39,212	41,283
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	294,044	302,437
2003-8 2A1 5.00% due 4/25/2018	491,937	499,309
2004-5 5A1 5.00% due 8/25/2019	758,834	767,881
FHLMC 1534 Z 5.00% due 6/15/2023	83,097	83,066
20 H 5.50% due 10/25/2023	41,297	43,808
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	575,445	582,178
FNMA 2003-63 GU 4.00% due 7/25/2033	3,829	3,939
2005-39 CL 5.00% due 12/25/2021	12,255	12,290
2006-45 AC 5.50% due 6/25/2036	34,456	33,762
2002-52 PB 6.00% due 2/25/2032	88,182	90,183
GMAC Mortgage Corp. Loan Trust 2004-J3 A6 5.25% due 7/25/2034	18,892	18,849
2004-J6 2A1 5.25% due 2/25/2035	102,919	103,077
GNMA 2002-93 NV 4.75% due 2/20/2032	111	111
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.479% due 2/25/2035(2)	176,994	177,039
2004-S2 1A3 4.75% due 11/25/2019	277,109	283,085
2004-S1 1A7 5.00% due 9/25/2034	117,338	121,215
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	231,923	241,921

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	$285,157	$290,024
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	503,794	517,596
2003-3 A9 5.50% due 1/25/2034	412,446	420,569
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	34,911	35,799
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	746,965	728,621
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	363,296	368,560
2005-S1 2A1 4.75% due 2/25/2020	357,344	366,614
2003-S20 1A4 5.50% due 12/25/2033	55,927	55,996
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	650,080	655,407
2005-1 4A1 5.00% due 2/25/2020	396,935	404,550
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.419% due 10/25/2033(2)	274,039	277,407
2003-8 A1 4.50% due 8/25/2018	201,292	207,192
2003-J 1A9 4.579% due 10/25/2033(2)	1,129,779	1,146,953
2003-N 2A1 4.737% due 12/25/2033(2)	623,212	630,778
2003-15 1A1 4.75% due 12/25/2018	69,399	71,642
2005-1 1A1 4.75% due 1/25/2020	388,237	401,188
2003-6 1A1 5.00% due 6/25/2018	271,311	281,002
2004-2 A1 5.00% due 1/25/2019	481,598	497,423
2006-7 1A1 5.25% due 6/25/2021	178,013	180,459

Total Collateralized Mortgage Obligations (Cost $14,070,685)		14,111,192

	Principal Amount	Value
Senior Secured Loans – 1.9%
Energy – 0.2%
CITGO Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	297,000	308,583

		308,583

The accompanying notes are an integral part of these financial statements.	9

RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Finance Companies – 0.2%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(2)	$200,000	$195,800

		195,800
Healthcare – 0.4%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(2)	250,000	250,782
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	246,878	246,994

		497,776
Real Estate Investment Trusts – 0.9%
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(2)	711,236	699,793
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(2)	500,000	497,085

		1,196,878
Textiles, Apparel & Shoes – 0.2%
J Crew Operating Corp. New Term Loan B 4.75% due 3/7/2018(2)	300,000	286,917

		286,917
Total Senior Secured Loans (Cost $2,492,294)		2,485,954

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 23.2%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	580,000	624,191
Asset Securitization Corp. 1996-D3 A4 8.109% due 10/13/2026(2)	600,000	606,879
Banc of America Commercial Mortgage, Inc. 2004-1 A4 4.76% due 11/10/2039	750,000	795,206
2005-6 A4 5.367% due 9/10/2047(2)	500,000	545,540
2006-2 A4 5.924% due 5/10/2045(2)	500,000	553,339
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	540,000	572,499
2003-T10 A2 4.74% due 3/13/2040	550,000	574,546
2003-PWR2 A4 5.186% due 5/11/2039(2)	700,000	743,800

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
CDC Commercial Mortgage Trust 2002-FX1 B 5.856% due 5/15/2035	$650,000	$657,520
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	379,254	397,900
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	500,000	542,685
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	7,888	7,890
1999-C1 B 7.23% due 1/17/2032(2)	1,000,000	1,092,445
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	228,576	231,179
2005-LP5 A4 4.982% due 5/10/2043(2)	530,000	571,099
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	350,000	355,385
4.523% due 1/15/2015(1)	550,000	574,841
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	1,135,000	1,175,917
2002-CP5 A1 4.106% due 12/15/2035	155,200	156,281
2004-C5 A2 4.183% due 11/15/2037	48,736	48,709
2004-C2 A2 5.416% due 5/15/2036(2)	1,102,000	1,193,853
1997-C2 F 7.46% due 1/17/2035(2)	575,000	628,741
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	872,000	923,023
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	115,000	120,708
2004-C1 B 4.692% due 11/10/2038(2)	385,000	401,917
2005-C1 AJ 4.826% due 6/10/2048(2)	500,000	495,221
2003-C2 A4 5.145% due 7/10/2037	545,000	576,817
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.654% due 5/10/2040(2)	730,000	784,499

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	$890,000	$900,384
2004-GG1 A7 5.317% due 6/10/2036(2)	1,075,000	1,155,016
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	30,738	30,725
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2003-CB6 A2 5.255% due 7/12/2037(2)	800,000	848,229
2005-LDP5 A4 5.371% due 12/15/2044(2)	1,150,000	1,254,962
2005-LDP5 AM 5.413% due 12/15/2044(2)	640,000	678,558
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(2)	1,005,000	1,064,753
2002-C7 A4 4.96% due 12/15/2031	600,000	626,607
2003-C8 A4 5.124% due 11/15/2032(2)	500,000	533,551
Merrill Lynch Mortgage Trust 2003-KEY1 A4 5.236% due 11/12/2035(2)	500,000	532,955
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	450,000	472,814
2003-T11 A3 4.85% due 6/13/2041	106,919	107,768
2005-HQ7 AAB 5.351% due 11/14/2042(2)	461,344	477,597
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	347,000	358,533
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	580,000	606,147
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	276,160	279,840
2002-KEY2 A3 4.865% due 3/18/2036	270,000	277,183
1999-C1 G 7.286% due 5/18/2032(1)(2)	450,500	480,491
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	647,225	651,150
2004-C10 A4 4.748% due 2/15/2041	551,920	582,977
2004-C11 A5 5.215% due 1/15/2041(2)	575,000	617,828

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-C21 A4 5.38% due 10/15/2044(2)	$900,000	$981,371
2006-C23 AM 5.466% due 1/15/2045(2)	750,000	771,021

Total Commercial Mortgage-Backed Securities (Cost $30,026,652)		30,243,090

	Principal Amount	Value
Corporate Bonds – 36.6%
Aerospace/Defense – 0.4%
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	500,000	513,750

		513,750
Automotive – 1.2%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	500,000	510,320
Ford Motor Credit Co. LLC Sr. Nt. 7.50% due 8/1/2012	500,000	523,202
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	500,000	509,248

		1,542,770
Banking – 7.1%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	500,000	501,798
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(1)	500,000	508,697
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	500,000	507,674
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	300,000	305,519
Capital One Financial Corp. Sr. Nt. 5.70% due 9/15/2011	350,000	353,514
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	300,000	303,134
5.50% due 4/11/2013	300,000	318,503
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	200,000	205,304
5.00% due 5/15/2013	250,000	266,854
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	300,000	304,343
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	500,000	491,250

The accompanying notes are an integral part of these financial statements.	11

RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Banking (continued)
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	$600,000	$597,220
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	350,000	368,449
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	250,000	252,981
5.30% due 3/1/2013	250,000	264,327
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	400,000	421,780
Rabobank Nederland N.V. Sr. Nt. 2.65% due 8/17/2012(1)	250,000	255,723
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	504,296
Royal Bank of Scotland PLC 3.25% due 1/11/2014	500,000	506,882
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	500,000	514,602
U.S. Bancorp Sr. Nt. 2.875% due 11/20/2014	500,000	523,602
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	300,000	305,163
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	300,000	301,639
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	300,000	303,750

		9,187,004
Building Materials – 0.6%
CRH America, Inc. 5.625% due 9/30/2011	163,000	164,788
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	300,000	300,405
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	250,000	258,592

		723,785
Chemicals – 0.6%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	500,000	512,612
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	300,000	313,336

		825,948

June 30, 2011 (unaudited)	Principal Amount	Value
Construction Machinery – 0.2%
Case New Holland, Inc. 7.75% due 9/1/2013	$250,000	$270,625

		270,625
Consumer Products – 0.2%
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	250,000	264,145

		264,145
Diversified Manufacturing – 0.2%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	200,000	199,884

		199,884
Electric – 2.6%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	150,000	159,641
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	500,000	503,125
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	500,000	500,654
FirstEnergy Corp. Sr. Nt. Ser. B 6.45% due 11/15/2011	200,000	203,742
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	200,000	204,559
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	200,000	204,798
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	322,272	327,911
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/1/2013	500,000	500,341
2.625% due 9/16/2012	200,000	204,582
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	250,000	260,734
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	250,000	270,000

		3,340,087
Energy – Integrated – 0.7%
BP Capital Markets PLC 3.125% due 3/10/2012	500,000	508,672
Chevron Corp. 3.45% due 3/3/2012	350,000	357,331

		866,003

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Food And Beverage – 2.1%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	$450,000	$461,137
3.00% due 10/15/2012	200,000	205,357
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	300,000	299,716
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	300,000	301,735
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	250,000	251,719
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	600,000	617,277
SABMiller PLC 6.20% due 7/1/2011	300,000	300,000
Wm. Wrigley Jr. Co. Sec. Nt. 2.45% due 6/28/2012(1)	150,000	150,299
Sr. Sec. Nt. 3.05% due 6/28/2013(1)	150,000	153,330

		2,740,570
Gaming – 0.2%
Seminole Indian Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(1)	300,000	301,212

		301,212
Government Related – 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	250,000	260,000

		260,000
Health Insurance – 0.4%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	500,000	530,138

		530,138
Healthcare – 1.2%
AmerisourceBergen Corp. 5.625% due 9/15/2012	250,000	262,889
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	250,000	257,680
Express Scripts, Inc. 5.25% due 6/15/2012	300,000	312,113
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	350,000	360,306
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012	300,000	305,514

		1,498,502

June 30, 2011 (unaudited)	Principal Amount	Value
Independent Energy – 0.8%
Chesapeake Energy Corp. 7.625% due 7/15/2013	$350,000	$381,500
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	600,000	642,756

		1,024,256
Insurance - Life – 2.7%
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	400,000	407,636
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	500,000	534,234
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	500,000	516,776
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	600,000	628,734
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.875% due 9/17/2012(1)	500,000	510,978
New York Life Global Funding 2.25% due 12/14/2012(1)	200,000	204,125
Prudential Financial, Inc. Sr. Nt. 3.625% due 9/17/2012	200,000	205,321
5.10% due 12/14/2011	300,000	305,396
The Hartford Financial Services Group, Inc. Sr. Nt. 5.25% due 10/15/2011	250,000	253,028

		3,566,228
Insurance P&C – 1.5%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	350,000	378,388
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	300,000	324,167
Berkshire Hathaway Finance Corp. 1.50% due 1/10/2014	250,000	252,222
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	500,000	523,937
XL Capital Finance Europe PLC Sr. Nt. 6.50% due 1/15/2012	500,000	514,330

		1,993,044
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	300,000	320,250

		320,250

The accompanying notes are an integral part of these financial statements.	13

RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Media Cable – 0.4%
Time Warner Cable, Inc. 5.40% due 7/2/2012	$500,000	$522,687

		522,687
Media Noncable – 0.6%
NBC Universal, Inc. Sr. Nt. 2.10% due 4/1/2014(1)	500,000	506,632
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	250,000	255,938

		762,570
Metals And Mining – 2.1%
Alcoa, Inc. Sr. Nt. 6.00% due 1/15/2012	300,000	307,501
Anglo American Capital PLC 2.15% due 9/27/2013(1)	300,000	303,952
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	250,000	266,179
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	500,000	510,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	450,000	491,625
Steel Dynamics, Inc. 7.375% due 11/1/2012	300,000	316,500
United States Steel Corp. Sr. Nt. 5.65% due 6/1/2013	300,000	312,750
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(1)	250,000	254,345

		2,762,852
Non Captive Consumer – 0.4%
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	300,000	312,000
5.40% due 10/25/2011	250,000	252,493

		564,493
Non Captive Diversified – 1.3%
Ally Financial, Inc. 4.50% due 2/11/2014	450,000	450,000
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(1)	300,000	298,500
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	300,000	312,176
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	650,000	666,504

		1,727,180

June 30, 2011 (unaudited)	Principal Amount	Value
Oil Field Services – 0.8%
Transocean Ltd. 5.25% due 3/15/2013	$300,000	$319,552
Weatherford International Ltd. 5.15% due 3/15/2013	761,000	804,058

		1,123,610
Packaging – 0.5%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	210,000	215,935
Pactiv Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	411,500

		627,435
Paper – 0.2%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	300,000	302,625

		302,625
Pharmaceuticals – 0.6%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	350,000	357,652
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	350,000	359,972

		717,624
Pipelines – 1.6%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	200,000	209,548
Enterprise Products Operating LLC 4.60% due 8/1/2012	300,000	311,573
Kinder Morgan Energy Partners LP Sr. Nt. 7.125% due 3/15/2012	300,000	313,159
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	400,000	420,000
NGPL PipeCo LLC Sr. Nt. 6.514% due 12/15/2012(1)	300,000	315,478
Plains All American Pipeline LP 4.25% due 9/1/2012	500,000	516,971

		2,086,729
REITs – 0.6%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	250,000	263,765
CommonWealth REIT Sr. Nt. 6.95% due 4/1/2012	300,000	309,835

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
REITs (continued)
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	$200,000	$210,230

		783,830
Retailers – 0.8%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	600,000	655,641
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	350,000	358,868

		1,014,509
Technology – 1.9%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	200,000	203,636
4.45% due 9/14/2012	300,000	310,732
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013(1)	500,000	501,165
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	200,000	204,816
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	350,000	373,164
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	250,000	259,621
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	250,000	260,603
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	400,000	417,556

		2,531,293
Transportation Services – 0.4%
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	500,000	504,986

		504,986
Wireless – 0.3%
Cellco Partnership Sr. Nt. 5.25% due 2/1/2012	400,000	410,497

		410,497
Wirelines – 0.9%
Telecom Italia Capital SA 5.25% due 11/15/2013	500,000	524,886
Telefonica Emisiones SAU 2.582% due 4/26/2013	700,000	707,241

		1,232,127
Total Corporate Bonds (Cost $47,038,380)		47,643,248

June 30, 2011 (unaudited)	Principal Amount	Value
Government Agencies – 0.3%
PNC Funding Corp. 2.30% due 6/22/2012(5)	$350,000	$357,050

Total Government Agencies (Cost $350,586)		357,050

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 6.228% due 8/1/2046(2)	55,584	57,388

Total Hybrid ARMS (Cost $56,073)		57,388

	Principal Amount	Value
Mortgage-Backed Securities – 0.1%
FHLMC 7.00% due 9/1/2038	69,450	79,878

Total Mortgage-Backed Securities (Cost $72,159)		79,878

	Principal Amount	Value
U.S. Government Securities – 10.7%
U.S. Treasury Notes 0.50% due 11/30/2012	1,300,000	1,303,199
0.625% due 1/31/2013-2/28/2013	3,473,000	3,486,526
0.75% due 6/15/2014	3,850,000	3,845,488
1.00% due 5/15/2014	2,460,000	2,476,335
1.25% due 4/15/2014	1,515,000	1,536,304
1.50% due 6/30/2016	1,300,000	1,283,347

Total U.S. Government Securities (Cost $13,908,211)		13,931,199

	Principal Amount	Value
Repurchase Agreements – 2.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $3,061,001, due 7/1/2011(6)	3,061,000	3,061,000
Total Repurchase Agreements (Cost $3,061,000)		3,061,000
Total Investments - 101.1% (Cost $130,690,534)		131,740,394
Other Liabilities, Net - (1.1)%		(1,389,952)
Total Net Assets - 100.0%		$130,350,442

The accompanying notes are an integral part of these financial statements.	15

RS LOW DURATION BOND VIP SERIES

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $17,286,825, representing 13.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2011.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Classified under Government Agencies as a result of participation in the U.S. Government Troubled Asset Relief Program.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	5.00%	4/8/2030	$3,125,550

16	The accompanying notes are an integral part of these financial statements.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$19,770,395	$—	$19,770,395
Collateralized Mortgage Obligations	—	14,111,192	—	14,111,192
Senior Secured Loans	—	2,485,954	—	2,485,954
Commercial Mortgage-Backed Securities	—	30,243,090	—	30,243,090
Corporate Bonds	—	47,643,248	—	47,643,248
Government Agencies	—	357,050	—	357,050
Hybrid ARMS	—	57,388	—	57,388
Mortgage-Backed Securities	—	79,878	—	79,878
U.S. Government Securities	—	13,931,199	—	13,931,199
Repurchase Agreements	—	3,061,000	—	3,061,000
Total	$—	$131,740,394	$—	$131,740,394

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$131,740,394
Cash and cash equivalents	412
Receivable for investments sold	849,675
Interest receivable	770,317
Receivable for fund shares subscribed	207,077

Total Assets	133,567,875

Liabilities
Payable for investments purchased	3,153,912
Payable to adviser	47,377
Accrued trustees’ fees	1,384
Payable for fund shares redeemed	375
Accrued expenses/other liabilities	14,385

Total Liabilities	3,217,433

Total Net Assets	$130,350,442

Net Assets Consist of:
Paid-in capital	$127,636,647
Accumulated undistributed net investment income	1,625,589
Accumulated net realized gain from investments	38,346
Net unrealized appreciation on investments	1,049,860

Total Net Assets	$130,350,442

Investments, at Cost	$130,690,534

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	12,379,619
Net Asset Value Per Share	$10.53

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Interest	$1,950,993

Total Investment Income	1,950,993

Expenses
Investment advisory fees	260,690
Custodian fees	27,199
Professional fees	13,534
Shareholder reports	11,441
Administrative service fees	6,780
Trustees’ fees	2,443
Other expenses	3,334

Total Expenses	325,421

Less: Custody credits	(17)

Total Expenses, Net	325,404

Net Investment Income	1,625,589

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	13,711
Net change in unrealized appreciation/depreciation on investments	(128,571)

Net Loss on Investments	(114,860)

Net Increase in Net Assets Resulting from Operations	$1,510,729

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$1,625,589	$2,981,045
Net realized gain from investments	13,711	681,771
Net change in unrealized appreciation/depreciation on investments	(128,571)	171,656

Net Increase in Net Assets Resulting from Operations	1,510,729	3,834,472

Distributions to Shareholders
Net investment income	—	(3,010,378)
Net realized gain on investments	—	(711,405)

Total Distributions	—	(3,721,783)

Capital Share Transactions
Proceeds from sales of shares	30,828,565	52,728,718
Reinvestment of distributions	—	3,721,783
Cost of shares redeemed	(6,530,005)	(22,294,491)

Net Increase in Net Assets Resulting from Capital Share Transactions	24,298,560	34,156,010

Net Increase in Net Assets	25,809,289	34,268,699

Net Assets
Beginning of period	104,541,153	70,272,454

End of period	$130,350,442	$104,541,153

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,625,589	$—

Other Information:
Shares
Sold	2,943,438	4,978,794
Reinvested	—	358,899
Redeemed	(624,256)	(2,094,797)

Net Increase	2,319,182	3,242,896

18	The accompanying notes are an integral part of these financial statements.

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FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$10.39	$0.13	$0.01	$0.14	$—	$—	$—
Year Ended 12/31/10	10.31	0.32	0.15	0.47	(0.32)	(0.07)	(0.39)
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)	—	(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)
Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)
Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.53	1.35%	$130,350	0.56%		0.56%	2.81%	2.81%	26%
10.39	4.57%	104,541	0.58%		0.58%	3.33%	3.33%	103%
10.31	6.38%	70,272	0.62%		0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%		0.68%	3.46%	3.46%	136%
9.91	5.48%	26,935	0.70%		0.79%	4.38%	4.29%	69%
9.82	4.07%	27,969	0.71%	[4]	0.72%	3.88%	3.87%	78%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the

22

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is

23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$3,328,463	$393,320

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$—	$29,333	$(29,333)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$9,829	$14,805

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $130,701,768. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $1,439,097 and $(400,471), respectively, resulting in net unrealized appreciation of $1,038,626.

Note 4. Investments

a. Investment Purchases and Sales The cost of U.S. government agency obligations and other investments purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the six months ended June 30, 2011, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$31,669,642	$32,084,279
Sales	7,924,859	22,078,216

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

investments and may be, or could become, illiquid. See note (e) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS High Yield VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield VIP Series Commentary

Highlights

•	Despite recent volatility, the high yield market delivered strong positive performance in the first half of 2011, supported by generally healthy corporate earnings performance and lower default rates.

•	RS High Yield VIP Series returned positive performance for the six-month period, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index[1].

•	We believe that the high yield sector remains attractively valued as compared to other asset classes.

Market Overview

The high yield market began the year on a positive note, supported by improving corporate fundamentals, modest economic growth, a strong new issue market, and a continuing low default rate. In our view, these favorable developments helped to support investor confidence and appetites for yield in the first quarter, despite a backdrop of tumultuous world events, including unrest in the Middle East, the earthquake and tsunami in Japan, and rising oil prices. Against this backdrop, the Barclays Capital U.S. Corporate High-Yield Index delivered a strong first quarter return that well outpaced performance by the broader fixed income market.

The favorable environment for the high yield market continued into the second quarter, but was soon obscured by worsening economic data and continued headlines detailing the ongoing sovereign debt crisis in Europe (e.g. Greece and Ireland). As investors lost their appetites for risk, they sought safety in the Treasury market2. High yield mutual funds began to experience large fund outflows, which triggered a June correction in the high yield market, with the Barclays Capital U.S. Corporate High-Yield Index declining by 97 basis points for the month of June. Despite this decline, the Index still delivered a solid gain for both the second quarter and six-month period.

New issuance remained strong following record new levels in 2010, with $180 billion in new debt issued in the first half of 20113. Default rates within the high yield market also remained at low levels, which we believe reflects improving corporate fundamentals and a robust new issuance market.

Fund Performance Overview

RS High Yield VIP Series returned 4.39% for the six-month period ended June 30, 2011, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index which returned 4.97% for the period. The Fund outperformed the 4.38% average return of its Lipper High Current Yield Funds peer group4. (The peer group consisted of 122 variable annuity funds that invest primarily in high yield corporate securities.)

The Fund’s relative performance compared to the benchmark Index partly reflected our underweight in yield-to-call bonds relative to the Index position. This positioning worked to our benefit in the first quarter, but proved less advantageous during the second quarter market correction when these instruments held their value better than other areas of the high yield market.

From a sector standpoint, Fund performance early in the six-month period benefited from two homebuilding related credits, Hovnanian Enterprises and Beazer Homes, that we believed were undervalued despite the continued weak housing market. After these bonds rallied in the first quarter, we reduced our holdings, as we still believe the new home construction market is likely to be weak moving forward.

On a negative note, the Fund’s relative performance in the second quarter was hindered by two electric power-related investments, NRG and Mirant. While natural gas prices remain stubbornly low, dampening near-term prospects for power producers, we continue to believe these investments to be attractive given their above market yields and strong industry positions.

Outlook

We believe the recent weakness in the high yield market has created attractive entry points for investors. We believe there will be positive corporate earnings momentum and meaningful balance sheet improvement for high yield issuers, which could indicate strong fundamentals moving forward. Furthermore, we believe improving corporate liquidity and robust capital markets activity should continue to support a low default rate over the next two years, providing a positive tone for the market.

3

RS HIGH YIELD VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics

Total Net Assets: $72,656,987

Bond Quality Allocation[5]

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Exopack LLC	6.500%	5/26/2017	1.37%
Chrysler Group LLC	6.000%	5/24/2017	1.34%
Block Communications, Inc.	8.250%	12/15/2015	1.23%
Frac Tech International LLC	6.250%	5/6/2016	1.21%
DISH DBS Corp.	7.875%	9/1/2019	1.14%
Clear Channel Communication, Inc.	3.837%	1/28/2016	1.12%
Michael Foods, Inc.	9.750%	7/15/2018	1.10%
ARAMARK Holdings Corp.	8.625%	5/1/2016	1.09%
Alliance HealthCare Services, Inc.	8.000%	12/1/2016	1.04%
NII Capital Corp.	8.875%	12/15/2019	1.00%
Total			11.64%

1	The Barclays Capital U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays Capital U.S. Corporate High Yield Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Strategic Insight, Monthly Fund Industry Review, June 2011.
3	J.P. Morgan High Yield and Leveraged Loan Research, Credit Strategy Weekly Update, July 8, 2011, Pg 38.
4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	4.39%	14.88%	9.88%	7.23%	7.01%	5.74%
Barclays Capital U.S. Corporate High-Yield Index[1]		4.97%	15.63%	12.68%	9.30%	8.99%	7.47%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays Capital U.S. Corporate High-Yield Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,043.90	$3.78	0.75%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.10	$3.74	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Corporate Bonds – 89.6%
Aerospace/Defense – 0.5%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$325,000	$344,906

		344,906
Airlines – 0.9%
American Airlines, Inc. Sr. Sec. Nt. 7.50% due 3/15/2016(1)	700,000	686,000

		686,000
Automotive – 4.3%
American Axle & Manufacturing, Inc. 7.875% due 3/1/2017	400,000	400,000
Commercial Vehicle Group, Inc. Sr. Sec. Nt. 7.875% due 4/15/2019(1)	230,000	230,000
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 4/15/2015	220,000	237,635
8.00% due 12/15/2016	300,000	337,346
8.125% due 1/15/2020	440,000	509,701
General Motors Financial Co., Inc. 6.75% due 6/1/2018(1)	360,000	360,900
Pittsburgh Glass Works LLC Sr. Sec. Nt. 8.50% due 4/15/2016(1)	200,000	205,500
UCI International, Inc. 8.625% due 2/15/2019	470,000	484,100
Visteon Corp. Sr. Nt. 6.75% due 4/15/2019(1)	370,000	357,050

		3,122,232
Banking – 0.8%
AmSouth Bank Sub. Nt., Ser. AI 5.20% due 4/1/2015	400,000	385,740
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 9/30/2031(2)(3)	200,000	180,000

		565,740
Brokerage – 2.0%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	300,000	294,000
7.875% due 12/1/2015	480,000	482,400
12.50% due 11/30/2017(4)	578,000	676,260

		1,452,660
Building Materials – 1.0%
American Standard Americas Sr. Sec. Nt. 10.75% due 1/15/2016(1)	400,000	384,500
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015(1)	350,000	355,250

		739,750

June 30, 2011 (unaudited)	Principal Amount	Value
Construction Machinery – 0.4%
RSC Equipment Rental, Inc. 8.25% due 2/1/2021	$300,000	$298,500

		298,500
Consumer Cyclical Services – 1.4%
The Geo Group, Inc. 6.625% due 2/15/2021(1)	200,000	198,500
Travelport LLC 4.879% due 9/1/2014(2)	620,000	528,550
West Corp. 7.875% due 1/15/2019(1)	320,000	310,400

		1,037,450
Consumer Products – 1.3%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(1)	300,000	297,000
NBTY, Inc. 9.00% due 10/1/2018(1)	600,000	633,000

		930,000
Electric – 5.4%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	200,000	204,000
7.875% due 7/31/2020(1)	400,000	418,000
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	250,000	266,615
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	300,000	301,500
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	110,000	112,750
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	35,038	35,651
Ser. B 9.125% due 6/30/2017	375,616	403,788
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	490,000	539,000
NRG Energy, Inc. 8.25% due 9/1/2020	150,000	153,000
8.50% due 6/15/2019	600,000	621,000
Texas Competitive Electric Holdings Co. LLC Sr. Sec. Nt. 11.50% due 10/1/2020(1)	300,000	294,750
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)	270,000	274,050
8.00% due 6/1/2020	260,000	276,900

		3,901,004

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Entertainment – 0.4%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	$300,000	$321,750

		321,750
Food And Beverage – 3.3%
Aramark Corp. 3.773% due 2/1/2015(2)	108,000	105,030
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	780,000	793,650
Darling International, Inc. 8.50% due 12/15/2018(1)	150,000	162,000
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(1)	750,000	802,500
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	550,000	562,375

		2,425,555
Gaming – 2.0%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	400,000	323,000
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	350,000	366,625
Scientific Games International, Inc. 9.25% due 6/15/2019	480,000	517,800
Wynn Las Vegas LLC 7.75% due 8/15/2020	200,000	217,250

		1,424,675
Healthcare – 8.1%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016	780,000	752,700
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	390,000	406,087
Community Health Systems, Inc. 8.875% due 7/15/2015	150,000	154,500
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(1)	600,000	621,000
DaVita, Inc. 6.625% due 11/1/2020	400,000	407,000
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(1)	180,000	186,750
HCA, Inc. Sr. Nt. 6.375% due 1/15/2015	200,000	204,000
Sr. Sec. Nt. 7.875% due 2/15/2020	200,000	217,000
8.50% due 4/15/2019	260,000	287,300
9.875% due 2/15/2017	143,000	159,088
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	330,000	393,525

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Kindred Healthcare, Inc. 8.25% due 6/1/2019(1)	$310,000	$308,450
Omega Healthcare Investors, Inc. 6.75% due 10/15/2022(1)	500,000	493,125
Teleflex, Inc. 6.875% due 6/1/2019	170,000	172,125
Universal Hospital Services, Inc. Sec. Nt. 8.50% due 6/1/2015(4)	300,000	309,000
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	570,000	588,525
WP Rocket Merger Sub, Inc. Sr. Nt. 10.125% due 7/15/2019(1)	240,000	242,400

		5,902,575
Home Construction – 1.0%
Beazer Homes USA, Inc. Sr. Nt. 9.125% due 5/15/2019(1)	250,000	215,000
Meritage Homes Corp. 7.15% due 4/15/2020	550,000	536,250

		751,250
Independent Energy – 7.7%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(1)	500,000	500,000
Carrizo Oil & Gas, Inc. 8.625% due 10/15/2018	400,000	412,000
Chesapeake Energy Corp. 6.625% due 8/15/2020	162,000	170,505
9.50% due 2/15/2015	400,000	464,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(1)	320,000	313,600
Concho Resources, Inc. Sr. Nt. 7.00% due 1/15/2021	150,000	155,250
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(1)	360,000	342,000
Continental Resources, Inc. 8.25% due 10/1/2019	230,000	251,275
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(1)	180,000	179,550
Energy XXI Gulf Coast, Inc. Sr. Nt. 7.75% due 6/15/2019(1)	100,000	99,500
9.25% due 12/15/2017(1)	100,000	106,500
EV Energy Partners L.P. 8.00% due 4/15/2019(1)	160,000	160,600
Harvest Operations Corp. 6.875% due 10/1/2017(1)	200,000	206,500
Linn Energy LLC 6.50% due 5/15/2019(1)	140,000	138,600
7.75% due 2/1/2021(1)	330,000	343,200
OGX Petroleo e Gas Participacoes S.A. 8.50% due 6/1/2018(1)	220,000	226,270

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Plains Exploration & Production Co. 6.625% due 5/1/2021	$460,000	$460,000
Rosetta Resources, Inc. 9.50% due 4/15/2018	220,000	243,650
SandRidge Energy, Inc. 7.50% due 3/15/2021(1)	350,000	354,375
Venoco, Inc. 11.50% due 10/1/2017	440,000	477,400

		5,604,775
Insurance - Life – 2.3%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	300,000	318,000
Genworth Financial, Inc. Sr. Nt. Ser. MTN 6.515% due 5/22/2018	440,000	437,485
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/8/2015(2)(3)	500,000	460,000
Symetra Financial Corp. 8.30% due 10/15/2037(1)(2)	440,000	449,900

		1,665,385
Media Cable – 2.4%
AMC Networks, Inc. 7.75% due 7/15/2021(1)	280,000	292,600
CCO Holdings LLC 6.50% due 4/30/2021	350,000	345,188
7.875% due 4/30/2018	250,000	263,438
DISH DBS Corp. 7.875% due 9/1/2019	770,000	830,637

		1,731,863
Media Noncable – 6.2%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	880,000	896,500
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(1)	240,000	244,200
Sr. Nt. 7.625% due 6/15/2021(1)	230,000	234,600
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	400,000	414,000
Gannett Co., Inc. 7.125% due 9/1/2018(1)	200,000	200,750
9.375% due 11/15/2017	110,000	121,000
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	100,000	106,000
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019(1)	200,000	198,500
7.50% due 4/1/2021(1)	460,000	457,125
11.25% due 6/15/2016	410,000	434,600
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(1)(4)	300,000	322,500

June 30, 2011 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Lamar Media Corp. 6.625% due 8/15/2015	$110,000	$111,237
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	320,000	328,000
Valassis Communications, Inc. 6.625% due 2/1/2021	470,000	465,300

		4,534,312
Metals And Mining – 1.7%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(1)	380,000	381,425
Arch Coal, Inc. 7.00% due 6/15/2019(1)	250,000	249,375
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	270,000	278,775
Thompson Creek Metals Co., Inc. 7.375% due 6/1/2018(1)	300,000	294,000

		1,203,575
Natural Gas - Distributors – 0.6%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(1)	280,000	264,600
Inergy L.P. 7.00% due 10/1/2018	150,000	151,500

		416,100
Non Captive Consumer – 0.4%
Springleaf Finance Corp. Sr. Nt. Ser. I 5.40% due 12/1/2015	150,000	137,250
Sr. Nt. Ser. J 6.90% due 12/15/2017	200,000	183,500

		320,750
Non Captive Diversified – 2.5%
Ally Financial, Inc. 8.00% due 3/15/2020 -11/1/2031	650,000	696,625
CIT Group, Inc. Sec. Nt. 6.625% due 4/1/2018(1)	200,000	208,500
7.00% due 5/1/2017	600,000	598,500
International Lease Finance Corp. Sr. Nt. 8.75% due 3/15/2017	320,000	350,000

		1,853,625
Oil Field Services – 1.8%
Basic Energy Services, Inc. 7.75% due 2/15/2019(1)	340,000	341,700
Complete Production Services, Inc. 8.00% due 12/15/2016	260,000	271,700
Oil States International, Inc. 6.50% due 6/1/2019(1)	180,000	180,900
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	469,000	508,865

		1,303,165

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Packaging – 2.8%
Berry Plastics Corp. Sec. Nt. 9.75% due 1/15/2021	$670,000	$648,225
Packaging Dynamics Corp. Sr. Sec. Nt. 8.75% due 2/1/2016(1)	150,000	152,250
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	400,000	397,000
8.75% due 5/15/2018(1)	440,000	432,300
9.00% due 4/15/2019(1)	400,000	395,000

		2,024,775
Paper – 1.3%
Cascades, Inc. 7.75% due 12/15/2017	200,000	208,500
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	380,000	381,900
Millar Western Forest Products Ltd. Sr. Nt. 8.50% due 4/1/2021(1)	400,000	360,000

		950,400
Pharmaceuticals — 0.7%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019(1)	270,000	276,750
Giant Funding Corp. Sr. Sec. Nt. 8.25% due 2/1/2018(1)	200,000	208,500

		485,250
Pipelines – 3.4%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	520,000	549,900
Copano Energy LLC 7.125% due 4/1/2021	400,000	395,000
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	400,000	397,000
Martin Midstream Partners L.P. 8.875% due 4/1/2018	250,000	262,500
Niska Gas Storage US LLC 8.875% due 3/15/2018	440,000	462,000
Regency Energy Partners L.P. 6.50% due 7/15/2021	280,000	283,500
Targa Resources Partners L.P. 6.875% due 2/1/2021(1)	150,000	148,500

		2,498,400
Railroads – 0.4%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	250,000	274,375

		274,375
Refining – 2.1%
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014	280,000	292,600

June 30, 2011 (unaudited)	Principal Amount	Value
Refining (continued)
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(1)	$380,000	$391,400
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	525,000	609,000
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(1)	200,000	220,500

		1,513,500
REITs – 1.0%
Sabra Health Care L.P. 8.125% due 11/1/2018	720,000	720,000

		720,000
Retailers – 2.3%
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019(1)	700,000	693,000
Susser Holdings LLC 8.50% due 5/15/2016	450,000	473,625
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	150,000	157,500
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(1)(4)	340,000	340,850

		1,664,975
Supermarkets – 1.4%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(1)	480,000	486,000
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	470,000	498,788

		984,788
Technology – 6.2%
Amkor Technology, Inc. Sr. Nt. 6.625% due 6/1/2021(1)	150,000	144,375
7.375% due 5/1/2018	180,000	182,925
CDW Escrow Corp. 8.50% due 4/1/2019(1)	450,000	441,000
CDW LLC 11.50% due 10/12/2015(4)	8,722	9,202
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	380,000	415,150
First Data Corp. Sr. Sec. Nt. 8.75% due 1/15/2022(1)(4)	706,000	690,115
Freescale Semiconductor, Inc. 8.05% due 2/1/2020(1)	290,000	291,450
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	380,000	384,750
iGATE Corp. 9.00% due 5/1/2016(1)	300,000	303,000

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Technology (continued)
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	$280,000	$264,600
Sensata Technologies B.V. 6.50% due 5/15/2019(1)	150,000	149,625
Sitel LLC Sr. Nt. 11.50% due 4/1/2018	330,000	301,950
Softbrands, Inc. Sr. Nt. 11.50% due 7/15/2018(1)	500,000	460,715
TransUnion LLC 11.375% due 6/15/2018	400,000	452,000

		4,490,857
Transportation Services – 3.0%
Avis Budget Car Rental LLC 7.75% due 5/15/2016	255,000	259,462
8.25% due 1/15/2019	200,000	202,500
9.625% due 3/15/2018	350,000	373,625
CMA CGM S.A. Sr. Nt. 8.50% due 4/15/2017(1)	340,000	285,600
Hertz Corp. 7.50% due 10/15/2018(1)	300,000	309,000
Navios Maritime Acquisition Corp. Sr. Sec. Nt. 8.625% due 11/1/2017	400,000	394,000
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	280,000	288,400
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	100,000	103,250

		2,215,837
Wireless – 5.2%
Cricket Communications, Inc. 7.75% due 10/15/2020	190,000	186,200
Sr. Nt. 7.75% due 10/15/2020(1)	140,000	136,850
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	600,000	622,500
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	500,000	529,375
NII Capital Corp. 8.875% due 12/15/2019	660,000	728,475
10.00% due 8/15/2016	270,000	313,200
Sprint Capital Corp. 6.90% due 5/1/2019	655,000	674,650
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	300,000	304,500
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	250,000	260,000

		3,755,750

June 30, 2011 (unaudited)	Principal Amount	Value
Wirelines – 1.4%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	$460,000	$499,675
8.25% due 4/15/2017	220,000	239,250
Windstream Corp. 7.875% due 11/1/2017	240,000	254,700

		993,625
Total Corporate Bonds (Cost $63,632,377)		65,110,129

	Principal Amount	Value
Senior Secured Loans – 5.8%
Automotive – 1.4%
Chrysler Group LLC Term Loan 6.00% due 5/24/2017(2)	1,000,000	976,560

		976,560
Gaming – 0.7%
Harrah’s Prop Co. Sr. Nt. 3.19% due 2/13/2013(2)	600,000	504,324

		504,324
Media Noncable – 1.1%
Clear Channel Communication, Inc. Term Loan B 3.836% due 1/28/2016(2)	964,026	816,288

		816,288
Oil Field Services – 1.2%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(2)	880,147	878,387

		878,387
Paper – 1.4%
Exopack LLC Term Loan 6.50% due 5/26/2017(2)	1,000,000	996,630

		996,630
Total Senior Secured Loans (Cost $4,246,425)		4,172,189

	Shares	Value
Common Stocks – 0.7%
Non Captive Diversified – 0.7%
Citigroup, Inc.	12,569	523,373

		523,373
Total Common Stocks (Cost $378,402)		523,373

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $1,072,000, due 7/1/2011(5)	$1,072,000	$1,072,000
Total Repurchase Agreements (Cost $1,072,000)		1,072,000
Total Investments - 97.6% (Cost $69,329,204)		70,877,691
Other Assets, Net - 2.4%		1,779,296
Total Net Assets - 100.0%		$72,656,987

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $29,384,200, representing 40.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S Treasury Bill	0.00%	7/21/2011	$1,094,993

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$65,110,129	$—	$65,110,129
Senior Secured Loans	—	4,172,189	—	4,172,189
Common Stocks	523,373	—	—	523,373
Repurchase Agreements	—	1,072,000	—	1,072,000
Total	$523,373	$70,354,318	$—	$70,877,691

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$70,877,691
Cash and cash equivalents	619
Interest receivable	1,268,129
Receivable for investments sold	1,049,239
Receivable for fund shares subscribed	46,083

Total Assets	73,241,761

Liabilities
Payable for investments purchased	460,875
Payable for fund shares redeemed	63,124
Payable to adviser	38,261
Accrued trustees’ fees	1,204
Accrued expenses/other liabilities	21,310

Total Liabilities	584,774

Total Net Assets	$72,656,987

Net Assets Consist of:
Paid-in capital	$71,853,279
Accumulated undistributed net investment income	2,869,757
Accumulated net realized loss from investments	(3,614,536)
Net unrealized appreciation on investments	1,548,487

Total Net Assets	$72,656,987

Investments, at Cost	$69,329,204

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	9,261,657
Net Asset Value Per Share	$7.84

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Interest	$3,165,408
Dividends	126
Withholding taxes on foreign interest	(218)

Total Investment Income	3,165,316

Expenses
Investment advisory fees	237,918
Custodian fees	26,154
Professional fees	12,578
Shareholder reports	9,043
Administrative service fees	5,176
Trustees’ fees	1,913
Other expenses	2,781

Total Expenses	295,563

Less: Custody credits	(6)

Total Expenses, Net	295,557

Net Investment Income	2,869,759

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	3,378,014
Net change in unrealized appreciation/depreciation on investments	(2,763,519)

Net Gain on Investments	614,495

Net Increase in Net Assets Resulting from Operations	$3,484,254

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Changes in Net Assets Six-Month-Ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$2,869,759	$6,478,378
Net realized gain from investments	3,378,014	2,534,284
Net change in unrealized appreciation/depreciation on investments	(2,763,519)	1,477,084

Net Increase in Net Assets Resulting from Operations	3,484,254	10,489,746

Distributions to Shareholders
Net investment income	—	(6,507,704)

Total Distributions	—	(6,507,704)

Capital Share Transactions
Proceeds from sales of shares	5,229,264	15,929,776
Reinvestment of distributions	—	6,507,704
Cost of shares redeemed	(15,134,346)	(30,455,660)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,905,082)	(8,018,180)

Net Decrease in Net Assets	(6,420,828)	(4,036,138)

Net Assets
Beginning of period	79,077,815	83,113,953

End of period	$72,656,987	$79,077,815

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(2)

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,869,757	$—

Other Information:
Shares
Sold	671,552	2,091,583
Reinvested	—	874,692
Redeemed	(1,940,833)	(3,974,027)

Net Decrease	(1,269,281)	(1,007,752)

16	The accompanying notes are an integral part of these financial statements.

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17

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-Month-Ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$7.51	$0.31	$0.02	$0.33	$—	$—	$—
Year Ended 12/31/10	7.20	0.67	0.31	0.98	(0.67)	—	(0.67)
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)
Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)
Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)

18	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.84	4.39%	$72,657	0.75%	0.75%	7.24%	7.24%	65%
7.51	13.72%	79,078	0.74%	0.74%	7.85%	7.85%	99%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%
7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%
8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS High Yield VIP Series (formerly known as RS High Yield Bond VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

20

RS HIGH YIELD VIP SERIES (UNAUDITED)

would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income
$6,507,704

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

22

RS HIGH YIELD VIP SERIES (UNAUDITED)

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(274,561)	$(77,171)	$351,732

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $2,443,275 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2016	$4,762,996
2017	2,229,558

Total	$6,992,554

Capital loss carryovers of $442,741 expired in the year ended December 31, 2010.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $69,329,386. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $2,268,175 and $(719,870), respectively, resulting in net unrealized appreciation of $1,548,305.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $49,519,358 and $54,360,511, respectively, for the six months ended June 30, 2011.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these

23

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Payment In-Kind Securities The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MONEY MARKET VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Money Market VIP Series Commentary

Highlights

•

While the economic recovery continued in the first half of 2011, concerns over persistent high unemployment, increasing energy prices, and the repercussions of the European debt crisis (e.g. Greece and Ireland) contributed to uncertainty over the near-term economic outlook.

•	RS Money Market VIP Series returned 0.00% for the six-month period, and underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1].

Market Overview

At the June 22, 2011 meeting of the Federal Reserve Open Market Committee (FOMC), policymakers stated that the economic recovery was continuing at a moderate pace, despite the short-term drag from higher food and energy prices and supply chain disruptions following the earthquake and tsunami in Japan. The FOMC also confirmed that the Federal Reserve (Fed) would end its $600 billion asset purchase program at the end of the second quarter 2011, as planned.

Several factors affected returns in money market funds in the first half of 2011. The federal funds rate remained anchored in the range of 0.00% to 0.25% throughout the period, reducing available returns. Proceeds from maturing investments across the entire money market space were also being reinvested at offering levels that were among the lowest offered historically. Many commercial paper issuers and programs also reduced or halted issuance as commercial paper outstanding continued to decline in 2010 and 2011 from the peak issuance period in 2007.

Portfolio Review

RS Money Market VIP Series returned 0.00% for the six-month period that ended June 30, 2011, compared to a 0.09% return for its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index.

The Fund holds the majority of its exposure in high grade Tier 1 commercial paper of either financial or industrial issuers. The Fund was overweight in high quality industrial names and recently began to add high quality insurance/finance names. In the second quarter of 2011, we maintained the Fund’s exposure to floating rate taxable municipal bonds, due to our belief that high quality issuers are offering attractive rates. The Fund also maintained its exposure to stand-alone high grade taxable municipal paper and to U.S. Treasury bills. The Fund does not currently have any exposure to European bank commercial paper or certificates of deposit.

Outlook

Given our outlook for improving but still moderate economic growth, we expect the federal funds rate to remain in the current range of near zero as we move into the second half of 2011. As we look ahead, we expect to focus on issuers that we believe can survive current, often uneven, economic conditions.

3

RS MONEY MARKET VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

4

RS MONEY MARKET VIP SERIES

Characteristics

Total Net Assets: $157,443,072

Portfolio Statistics		Sector Allocation
Average Maturity (days)	31
Current 7-Day Yield
with fee waiver[2]	0.01%
without fee waiver and maintenance	-0.42%
Effective 7-Day Yield
with fee waiver[2]	0.01%
without fee waiver and maintenance	-0.42%

Annualized historical yields for the 7-day period ended June 30, 2011. Effective yield assumes reinvested income. Yields will vary.

Top Ten Holdings[3]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.160%	7/7/2011	4.13%
Ecolab, Inc.	0.030%	7/1/2011	3.18%
Caterpillar Financial Services Corp.	0.070%	7/1/2011	3.18%
United Parcel Service, Inc.	0.010%	7/6/2011	3.18%
Air Products & Chemicals, Inc.	0.100%	7/14/2011	3.18%
U.S. Treasury Bills	0.245%	9/22/2011	3.17%
Iowa Fin. Auth. Single Family Mtg. Rev.	0.150%	7/7/2011	2.06%
Danaher Corp.	0.080%	7/1/2011	1.91%
Proctor & Gamble Co.	0.080%	7/5/2011	1.91%
International Business Machines Corp.	0.060%	7/12/2011	1.91%
Total			27.81%

5

RS MONEY MARKET VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.00%	0.01%	0.28%	1.83%	1.79%	4.86%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]		0.09%	0.18%	0.47%	2.07%	2.16%	5.05%

Please refer to page 5 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed by the Adviser. In addition, Guardian Investor Services LLC (GIS), the Fund’s subadviser, voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market VIP Series. There is no guarantee that the reimbursement will be in effect for subsequent periods. See page 18 for further information.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,000.00	$0.85	0.17%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.94	$0.86	0.17%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Paper – 77.5%
Aerospace & Defense – 1.9%
United Technologies Corp. 0.07% due 7/20/2011(1)	$3,000,000	$2,999,889

		2,999,889
Chemicals – 7.9%
Air Products & Chemicals, Inc. 0.10% due 7/14/2011(1)	5,000,000	4,999,820
BASF SE 0.10% due 7/7/2011(1)	2,500,000	2,499,958
Ecolab, Inc. 0.03% due 7/1/2011(1)	5,000,000	5,000,000

		12,499,778
Computers – 3.8%
Hewlett-Packard Co. 0.08% due 7/15/2011(1)	3,000,000	2,999,907
International Business Machines Corp. 0.06% due 7/12/2011(1)	3,000,000	2,999,945

		5,999,852
Conglomerates – 1.9%
General Electric Capital Corp. 0.06% due 8/8/2011	3,000,000	2,999,810

		2,999,810
Diversified Manufacturing – 3.8%
Danaher Corp. 0.08% due 7/1/2011(1)	3,000,000	3,000,000
Illinois Tool Works, Inc. 0.10% due 7/15/2011(1)	3,000,000	2,999,883

		5,999,883
Education Revenue – 4.8%
Duke University 0.18% due 8/31/2011	2,500,000	2,499,237
President and Fellows of Harvard College 0.18% due 10/3/2011	2,500,000	2,498,825
Yale University 0.18% due 9/19/2011	2,500,000	2,499,000

		7,497,062
Electric – 7.3%
American Transmission Co., LLC 0.01% due 7/8/2011(1)	1,000,000	999,975
0.13% due 7/1/2011(1)	2,500,000	2,500,000
Electricite de France 0.12% due 7/20/2011(1)	3,000,000	2,999,810
Emerson Electric Co. 0.05% due 7/6/2011(1)	2,500,000	2,499,982
0.08% due 7/5/2011(1)	2,500,000	2,499,978

		11,499,745
Entertainment – 1.9%
The Walt Disney Co. 0.10% due 9/6/2011(1)	3,000,000	2,999,442

		2,999,442

June 30, 2011 (unaudited)	Principal Amount	Value
Finance Companies – 3.2%
Metlife Funding, Inc. 0.11% due 7/6/2011	$2,500,000	$2,499,962
Private Export Funding Corp. 0.13% due 8/1/2011(1)	2,500,000	2,499,720

		4,999,682
Food and Beverage – 6.3%
Nestle Capital Corp. 0.01% due 11/28/2011(1)	2,500,000	2,497,917
Pepsico, Inc. 0.10% due 7/20/2011(1)	2,500,000	2,499,868
The Coca-Cola Co. 0.11% due 8/9/2011(1)	2,500,000	2,499,702
Unilever Capital Corp. 0.09% due 7/8/2011(1)	2,500,000	2,499,956

		9,997,443
Household Products - Wares – 3.8%
Kimberly-Clark Worldwide, Inc. 0.07% due 7/13/2011(1)	3,000,000	2,999,930
Proctor & Gamble Co. 0.08% due 7/5/2011(1)	3,000,000	2,999,973

		5,999,903
Insurance - Life – 3.2%
Massachusetts Mutual Life Insurance Co. 0.14% due 7/21/2011(1)	2,500,000	2,499,806
Prudential PLC 0.29% due 7/7/2011(1)	2,500,000	2,499,879

		4,999,685
Internet – 3.5%
eBay, Inc. 0.16% due 7/13/2011(1)	2,500,000	2,499,867
Google, Inc. 0.11% due 9/16/2011(1)	3,000,000	2,999,294

		5,499,161
Machinery – 4.8%
Caterpillar Financial Services Corp. 0.07% due 7/1/2011	5,000,000	5,000,000
John Deere Bank S.A. 0.11% due 7/26/2011(1)	2,500,000	2,499,809

		7,499,809
Oil & Gas Services – 1.6%
Schlumberger Ltd. 0.12% due 7/15/2011(1)	2,500,000	2,499,883

		2,499,883
Personal Products – 2.2%
L’Oreal U.S.A., Inc. 0.06% due 7/14/2011(1)	2,500,000	2,499,946
0.09% due 8/16/2011(1)	1,000,000	999,885

		3,499,831

8	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES

June 30, 2011 (unaudited)	Principal Amount	Value
Pharmaceuticals – 8.3%
Abbott Laboratories 0.15% due 7/18/2011(1)	$2,500,000	$2,499,823
Medtronic, Inc. 0.10% due 9/7/2011(1)	2,500,000	2,499,528
Pfizer, Inc. 0.06% due 7/6/2011(1)	2,500,000	2,499,979
Roche Holdings, Inc. 0.08% due 7/21/2011(1)	2,500,000	2,499,889
Sanofi-Aventis 0.16% due 10/20/2011(1)	3,000,000	2,998,520

		12,997,739
Retailers – 1.6%
Target Corp. 0.09% due 7/1/2011	2,500,000	2,500,000

		2,500,000
Transportation – 4.8%
NetJets, Inc. 0.12% due 8/1/2011(1)	2,500,000	2,499,742
United Parcel Service, Inc. 0.01% due 7/6/2011(1)	5,000,000	4,999,993

		7,499,735
Utilities - Electric & Water – 0.9%
National Rural Utilities Cooperative Finance Corp. 0.15% due 7/7/2011	1,500,000	1,499,962

		1,499,962
Total Commercial Paper (Cost $121,988,294)		121,988,294

	Principal Amount	Value
Municipal Securities – 8.6%
Connecticut – 4.1%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.16% due 7/7/2011(2)	6,495,000	6,495,000

		6,495,000
District of Columbia – 0.6%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.06% due 7/7/2011(2)	1,000,000	1,000,000

		1,000,000
Iowa – 2.1%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.15% due 7/7/2011(2)	3,240,000	3,240,000

		3,240,000

June 30, 2011 (unaudited)	Principal Amount	Value
New York – 1.8%
New York St. Pwr. Auth. 0.23% due 7/7/2011	$2,839,000	$2,838,891

		2,838,891
Total Municipal Securities (Cost $13,573,891)		13,573,891

	Principal Amount	Value
U.S. Government Securities – 11.1%
U.S. Treasury Bills
0.07% due 12/22/2011	2,500,000	2,499,154
0.085% due 9/15/2011	2,500,000	2,499,552
0.145% due 10/20/2011	2,500,000	2,498,882
0.155% due 8/25/2011	2,500,000	2,499,408
0.175% due 7/28/2011	2,500,000	2,499,672
0.245% due 9/22/2011	5,000,000	4,997,176

Total U.S. Government Securities (Cost $17,493,844)		17,493,844

	Principal Amount	Value
Repurchase Agreements – 2.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $4,437,001, due 7/1/2011(3)	4,437,000	4,437,000
Total Repurchase Agreements (Cost $4,437,000)		4,437,000
Total Investments - 100.0% (Cost $157,493,029)		157,493,029
Other Liabilities, Net - 0.0%		(49,957)
Total Net Assets - 100.0%		$157,443,072

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2011, the aggregate market value of these securities amounted to $99,991,498, representing 63.5% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2011.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bill	0.00%	8/11/2011	$4,529,896

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$121,988,294	$—	$121,988,294
Municipal Securities	—	13,573,891	—	13,573,891
U.S. Government Securities	—	17,493,844	—	17,493,844
Repurchase Agreements	—	4,437,000	—	4,437,000
Total	$—	$157,493,029	$—	$157,493,029

The Fund’s end of the month schedule of investments is available at www.guardianinvestor.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$157,493,029
Cash and cash equivalents	80
Receivable for fund shares subscribed	106,570
Due from subadviser	53,562
Interest receivable	2,201

Total Assets	157,655,442

Liabilities
Payable for fund shares redeemed	143,062
Payable to adviser	58,358
Accrued trustees’ fees	2,612
Accrued expenses/other liabilities	8,338

Total Liabilities	212,370

Total Net Assets	$157,443,072

Net Assets Consist of:
Paid-in capital	$157,448,955
Accumulated undistributed net investment income	29,474
Accumulated net realized loss from investments	(35,357)

Total Net Assets	$157,443,072

Investments, at Cost	$157,493,029

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	157,450,539
Net Asset Value Per Share	$1.00

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Interest	$143,398

Total Investment Income	143,398

Expenses
Investment advisory fees	355,268
Professional fees	16,063
Custodian fees	13,511
Shareholder reports	10,696
Administrative service fees	10,568
Trustees’ fees	3,846
Other expenses	5,239

Total Expenses	415,191

Less: Expense reimbursement by subadviser	(279,684)

Total Expenses, Net	135,507

Net Investment Income	7,891

Net Increase in Net Assets Resulting from Operations	$7,891

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$7,891	$42,499
Net realized loss from investments	—	(500)

Net Increase in Net Assets Resulting from Operations	7,891	41,999

Distributions to Shareholders
Net investment income	(7,891)	(41,976)

Total Distributions	(7,891)	(41,976)

Capital Share Transactions
Proceeds from sales of shares	28,341,274	51,857,209
Reinvestment of distributions	7,892	41,979
Cost of shares redeemed	(36,705,421)	(100,575,018)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,356,255)	(48,675,830)

Net Decrease in Net Assets	(8,356,255)	(48,675,807)

Net Assets
Beginning of period	165,799,327	214,475,134

End of period	$157,443,072	$165,799,327

Accumulated Undistributed Net Investment Income Included in Net Assets	$29,474	$29,474

Other Information:
Shares
Sold	28,341,274	51,857,209
Reinvested	7,892	41,979
Redeemed	(36,705,421)	(100,575,018)

Net Decrease	(8,356,255)	(48,675,830)

12	The accompanying notes are an integral part of these financial statements.

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13

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$1.00	$—	[5]	$—	[5]	$—	[5]	$—	[5]	$—	$—	[5]
Year Ended 12/31/10	1.00	—	[5]	—	[5]	—	[5]	—	[5]	—	—	[5]
Year Ended 12/31/09	1.00	—	[5]	—		—	[5]	—	[5]	—	—	[5]
Year Ended 12/31/08[4]	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended 12/31/07[4]	1.00	0.05		—		0.05		(0.05)		—	(0.05)
Year Ended 12/31/06[4]	1.00	0.04		—		0.04		(0.04)		—	(0.04)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets
$1.00	0.00%		$157,443	0.17%	[7]	0.53%	0.01%	[7]	(0.35)%
1.00	0.02%		165,799	0.20%	[7]	0.52%	0.02%	[7]	(0.30)%
1.00	0.06%		214,475	0.38%	[7]	0.54%	0.06%	[7]	(0.10)%
1.00	2.03%	[6]	289,173	0.51%		0.52%	2.00%		1.99%
1.00	4.71%		243,759	0.58%		0.58%	4.61%		4.61%
1.00	4.52%		220,270	0.59%		0.59%	4.45%		4.45%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net assets values and other-per share information have been restated to reflect the stock split.

[5]	Rounds to $0.00 per share.

[6]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[7]	Includes additional subsidies to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value. The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

16

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue

Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for

17

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

In addition, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for the Fund during the six months ended June 30, 2011. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income
$41,976

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(997)	$997	$—

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income
$29,474

18

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2011	$7,909
2012	3,238
2015	3,788
2016	18,099
2017	1,823
2018	500

Total	$35,357

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $157,493,029 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At this meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

20

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Global Natural Resources VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The Statement of Additional Information provides further information about the investment teams, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Global Natural Resources VIP Series Commentary

Highlights

•

Natural resources stocks, as defined by the S&P North American Natural Resources Sector IndexTM1, delivered positive but volatile performance during the first half of 2011 as investors confronted global economic uncertainty and concerns over multiple issues including the Japanese earthquake and European debt crisis.

•

RS Global Natural Resources VIP Series delivered positive absolute performance in the first half of 2011, while underperforming the benchmark S&P North American Natural Resources Sector IndexTM, and outperforming the MSCI World Commodity Producers Index[2]. In addition, The Fund underperformed the broad market S&P 500® Index[3].

•	RS Global Natural Resources VIP Series seeks long-term capital appreciation by focusing on what we believe to be low-cost producing companies with “advantaged assets.”

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as utilities.

Fund Performance Overview

RS Global Natural Resources VIP Series returned 4.56% for the six-month period ended June 30, 2011, underperforming a 5.62% return by the benchmark S&P

North American Natural Resources Sector IndexTM, and outperforming the MSCI World Commodity Producers Index, which returned 4.06%. The Fund underperformed the broad market S&P 500® Index which returned 6.02%.

The Fund’s underweighting in energy stocks negatively impacted our relative performance in the early part of 2011, as oil-related shares spiked along with underlying oil prices. Other detractors from the Fund’s relative performance included Martin Marietta Materials, Inc., a producer of construction aggregates, which was pressured by economic concerns, as well as Canadian gold producer Agnico-Eagle Mines Ltd., which suffered along with the weakness in gold prices.

On a positive note, relative performance for the overall six-month period was aided by our investments in a number of North American natural gas companies, notably Southwestern Energy Co. In our view, our natural gas holdings are positioned to deliver solid economic returns, even at current depressed gas prices, due to their low-cost structures. Furthermore, we believe that gas prices will eventually move back toward the marginal cost of supply as higher cost producers are forced to reduce production.

On a final note, investors’ renewed risk aversion later in the period worked in favor of our single utility investment. Calpine Corp. is an independent wholesale power company that we believe benefits from an advantaged market position. It proved another strong contributor to the Fund’s relative performance in the first half of 2011.

Outlook

We believe that the longer-term outlook for natural resources remains positive. In our view, supply costs for many commodities continue to rise for geological reasons, excess capacity remains relatively low, the longer-term demand trends from emerging market countries remain favorable, and the risk of inflation in basic commodities continues to increase. We will attempt to use short-term dislocations between price and underlying economic value to establish positions in what we believe to be the most advantaged assets at reasonable prices. Conversely, we will attempt to use periods of strength to reduce exposure to businesses when valuations look stretched. Our objective is to expose our shareholders to the most advantaged natural resource companies across the commodities spectrum with the simultaneous goal of mitigating risk.

3

RS GLOBAL NATURAL RESOURCES VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

4

RS GLOBAL NATURAL RESOURCES VIP SERIES

Characteristics

Total Net Assets: $19,455,077

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Southwestern Energy Co.	5.40%
Talisman Energy, Inc.	4.79%
Denbury Resources, Inc.	4.66%
Antofagasta PLC	4.62%
Goldcorp, Inc.	4.41%
Range Resources Corp.	4.17%
Occidental Petroleum Corp.	4.11%
Oil Search Ltd.	4.07%
Compass Minerals International, Inc.	3.36%
Calpine Corp.	3.33%
Total	42.92%

1

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS GLOBAL NATURAL RESOURCES VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	Since Inception
RS Global Natural Resources VIP Series	7/31/07	4.56%	38.28%	-1.33%	4.59%
S&P North American Natural Resources Sector IndexTM 1		5.62%	44.29%	-3.41%	3.92%
MSCI World Commodity Producers Index[2]		4.06%	43.30%	-4.59%	2.16%
S&P 500® Index[3]		6.02%	30.69%	3.34%	-0.27%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Global Natural Resources VIP Series, the S&P North American Natural Resources Sector Index, the MSCI World Commodity Producers Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,045.60	$6.59	1.30%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 94.7%
Building Materials – 3.0%
Martin Marietta Materials, Inc.		7,312	$584,741

			584,741
Chemicals: Diversified – 5.3%
Eastman Chemical Co.		3,633	370,820
FMC Corp.		7,525	647,301

			1,018,121
Chemicals: Specialty – 2.0%
Praxair, Inc.		3,488	378,064

			378,064
Coal – 2.6%
Peabody Energy Corp.		8,610	507,215

			507,215
Copper – 7.9%
Antofagasta PLC	GBP	40,146	898,282
Taseko Mines Ltd.(1)		128,224	635,991

			1,534,273
Fertilizers – 1.1%
Potash Corp. of Saskatchewan, Inc.		3,830	218,272

			218,272
Gas Pipeline – 3.3%
EQT Corp.		12,233	642,477

			642,477
Insurance: Multi-Line – 1.3%
PICO Holdings, Inc.(1)		8,872	257,288

			257,288
Metals & Minerals: Diversified – 7.0%
BHP Billiton Ltd., ADR		4,160	393,661
Compass Minerals International, Inc.		7,599	654,046
Vale S.A., ADR		9,890	315,985

			1,363,692
Oil Well Equipment & Services – 1.5%
Key Energy Services, Inc.(1)		16,247	292,446

			292,446
Oil: Crude Producers – 43.8%
ARC Resources Ltd.	CAD	24,873	645,004
Canadian Natural Resources Ltd.		11,980	501,483
Concho Resources, Inc.(1)		5,157	473,670
Denbury Resources, Inc.(1)		45,361	907,220
Occidental Petroleum Corp.		7,680	799,027
Oil Search Ltd.	AUD	110,718	791,571
Peyto Exploration & Development Corp.	CAD	8,510	189,709
QEP Resources, Inc.		15,229	637,029
Range Resources Corp.		14,631	812,021

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Salamander Energy PLC(1)	GBP	88,482	$398,950
Southwestern Energy Co.(1)		24,518	1,051,332
Talisman Energy, Inc.	CAD	45,338	931,252
Tullow Oil PLC	GBP	19,179	381,717

			8,519,985
Precious Metals & Minerals – 12.6%
Agnico-Eagle Mines Ltd.		7,580	478,526
Barrick Gold Corp.		10,670	483,244
Goldcorp, Inc.	CAD	17,720	857,108
New Gold, Inc.(1)		61,862	636,560

			2,455,438
Utilities: Miscellaneous – 3.3%
Calpine Corp.(1)		40,187	648,216

			648,216
Total Common Stocks (Cost $14,166,779)			18,420,228

	Principal Amount	Value
Repurchase Agreements – 5.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $1,050,000, due 7/1/2011(2)	$1,050,000	1,050,000
Total Repurchase Agreements (Cost $1,050,000)		1,050,000
Total Investments - 100.1% (Cost $15,216,779)		19,470,228
Other Liabilities, Net - (0.1)%		(15,151)
Total Net Assets - 100.0%		$19,455,077

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	3/31/2012	$1,074,319

Legend:

Foreign-Denominated Security

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — Great British Pound

ADR — American Depositary Receipt.

8	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total
Common Stocks	$15,949,708	$2,470,520	*	$—	$18,420,228
Repurchase Agreements	—	1,050,000		—	1,050,000
Total	$15,949,708	$3,520,520		$—	$19,470,228

*	Consists of foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$19,470,228
Cash and cash equivalents	953
Foreign currency, at value	4,938
Receivable for fund shares subscribed	47,358
Dividends receivable	10,388
Receivable for investments sold	87

Total Assets	19,533,952

Liabilities
Payable for investments purchased	23,675
Payable for fund shares redeemed	19,792
Payable to adviser	12,439
Payable to distributor	894
Accrued trustees’ fees	188
Accrued expenses/other liabilities	21,887

Total Liabilities	78,875

Total Net Assets	$19,455,077

Net Assets Consist of:
Paid-in capital	$19,166,885
Accumulated net investment loss	(41,760)
Accumulated net realized loss from investments and foreign currency transactions	(3,923,266)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	4,253,218

Total Net Assets	$19,455,077

Investments, at Cost	$15,216,779

Foreign Currency, at Cost	$4,907

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,632,071
Net Asset Value Per Share	$11.92

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$106,364
Interest	102
Withholding taxes on foreign dividends	(4,973)

Total Investment Income	101,493

Expenses
Investment advisory fees	96,070
Distribution fees	24,017
Custodian fees	10,197
Professional fees	8,852
Shareholder reports	5,807
Administrative service fees	1,102
Trustees’ fees	386
Other expenses	522

Total Expenses	146,953

Less: Fee waiver by adviser	(22,065)

Total Expenses, Net	124,888

Net Investment Loss	(23,395)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	969,129
Net realized loss from foreign currency transactions	(1,177)
Net change in unrealized appreciation/depreciation on investments	(253,750)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(280)

Net Gain on Investments and Foreign Currency Transactions	713,922

Net Increase in Net Assets Resulting from Operations	$690,527

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(23,395)	$(37,727)
Net realized gain from investments and foreign currency transactions	967,952	657,135
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(254,030)	2,878,539

Net Increase in Net Assets Resulting from Operations	690,527	3,497,947

Capital Share Transactions
Proceeds from sales of shares	7,793,490	6,633,793
Cost of shares redeemed	(6,192,451)	(6,506,015)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,601,039	127,778

Net Increase in Net Assets	2,291,566	3,625,725

Net Assets
Beginning of period	17,163,511	13,537,786

End of period	$19,455,077	$17,163,511

Accumulated Net Investment Loss Included in Net Assets	$(41,760)	$(18,365)

Other Information:
Shares
Sold	651,658	680,682
Redeemed	(524,959)	(681,487)

Net Increase/(Decrease)	126,699	(805)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$11.40	$(0.01)	$0.53	$0.52	$—	$—	$—
Year Ended 12/31/10	8.99	(0.03)	2.44	2.41	—	—	—
Year Ended 12/31/09	5.97	0.01	3.01	3.02	—	—	—
Year Ended 12/31/08	10.75	0.01	(4.79)	(4.78)	—	—	—
Period From 7/31/07[4] to 12/31/07[1]	10.00	(0.08)	0.83	0.75	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$11.92	4.56%	$19,455	1.30%	1.53%	(0.24)%	(0.47)%	18%
11.40	26.81%	17,164	1.30%	1.63%	(0.26)%	(0.59)%	55%
8.99	50.59%	13,538	1.30%	1.68%	0.03%	(0.35)%	58%
5.97	(44.47)%	8,669	1.76%	2.14%	(0.26)%	(0.64)%	57%
10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

Pursuant to a written agreement in effect through April 30, 2012, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.30% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held

16

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(44,857)	$39,551	$5,306

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $261,659 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring	Amount
2016	$1,249,980
2017	3,092,554

Total	$4,342,534

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $15,650,808. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $3,852,777 and $(33,357), respectively, resulting in net unrealized appreciation of $3,819,420.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $6,347,984 and $3,203,470, respectively, for the six months ended June 30, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the

17

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES (UNAUDITED)

request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

2011 Semiannual Report

All data as of June 30, 2011

RS Variable Products Trust

•	RS Value VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS VALUE VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Value VIP Series Commentary

Highlights

•	U.S. equity markets, as defined by the S&P 500® Index[1], delivered positive returns in the first half of 2011 despite continued economic uncertainty.

•

RS Value VIP Series delivered positive absolute performance, but underperformed the benchmark Russell Midcap® Value Index[2]. Detracting from relative returns were select stocks in the financial services sector. On a positive note, stock selection in the technology sector aided relative performance.

•	RS Value VIP Series seeks long-term capital appreciation by identifying mid-cap companies with improving returns on invested capital (ROIC).

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples and health care.

Fund Performance Overview

RS Value VIP Series returned 1.90% for the six-month period ended June 30, 2011, underperforming a 6.69% return by the benchmark Russell Midcap® Value Index.

Regulatory uncertainty and concerns over the implications of the European debt crisis created a difficult environment for some of the Fund’s financial services stocks. The Fund’s stock selection in this area detracted from relative returns, due in part to our investments in Tennessee-based bank holding company First Horizon National Corp. and supplemental insurance provider Aflac, Inc. We remain positive on prospects for First Horizon National, given that we believe it has a strong market footprint, an experienced management team, and is focused on core relationship lending. We also welcome signs of improved capital, liquidity, and underwriting standards across the financial services sector.

We also remain positive on Aflac, which generates over 70% of its cash flows from Japan, and consequently faced questions over its financial exposure tied to the recent earthquake disaster. We believe that the tragic events in Japan will not have a material impact on Aflac’s overall long-term return profile. We also believe that the company’s efforts to reduce risk will ultimately benefit shareholders. We continue to focus our financial services investments on insurance companies that we believe offer structurally superior distribution models, as well as on banks that we believe possess low cost core deposit franchises and emphasize “relationship lending.”

Other significant detractors for the period included companies with perceived cyclical sensitivity, which worked to their disadvantage later in the period as economic concerns increased. These included Martin Marietta Materials, Inc., a producer of aggregates for the construction industry.

On a positive note, the Fund’s investments in the technology sector delivered solid performance relative to benchmark holdings. Among the strongest positive contributors to the Fund’s absolute and relative performance for the period was microprocessor manufacturer Atmel Corp., which is benefiting from strong demand for its components used in smartphone touch screens. Within the technology area, we continue to allocate capital to businesses that we believe have understandable and predictable revenue streams, high customer retention rates, and recurring cash flow characteristics. Along these lines, strong demand for technology security aided our investment in Symantec, which benefited from healthy subscription rates for its security software products.

3

RS VALUE VIP SERIES

Another positive relative contributor for the first half of 2011 was our utilities investment, Calpine Corp., an independent wholesale power company.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We have never attempted to maximize short-term results, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume. Instead, we focus on delivering long-term performance to our investors, supported by our investments in companies that we believe are undergoing specific structural change and improving returns on invested capital.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011.

4

RS VALUE VIP SERIES

Characteristics

Total Net Assets: $2,544,762

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets

Praxair, Inc.	4.54%
Atmel Corp.	4.33%
Warner Chilcott PLC, Class A	3.90%
Talisman Energy, Inc.	3.74%
Aflac, Inc.	3.71%
eBay, Inc.	3.71%
FMC Corp.	3.59%
Symantec Corp.	3.59%
Southwestern Energy Co.	3.45%
Ameriprise Financial, Inc.	3.44%
Total	38.00%

[1]

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

[2]

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

[3]

The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

[4]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS VALUE VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	Since Inception
RS Value VIP Series	7/31/07	1.90%	28.15%	1.95%	-0.84%
Russell Midcap® Value Index[2]		6.69%	34.28%	6.35%	1.40%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
Based on Actual Return	$1,000.00	$1,019.00	$5.01	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 97.0%
Aerospace – 2.0%
Rockwell Collins, Inc.		836	$51,573

			51,573
Auto Parts – 2.2%
BorgWarner, Inc.(1)		705	56,957

			56,957
Back Office Support, HR and Consulting – 1.8%
Synopsys, Inc.(1)		1,785	45,892

			45,892
Banks: Diversified – 9.1%
Associated Banc-Corp.		5,351	74,379
First Horizon National Corp.		7,991	76,234
KeyCorp		9,852	82,067

			232,680
Building Materials – 3.2%
Martin Marietta Materials, Inc.		1,007	80,530

			80,530
Chemicals: Diversified – 6.3%
Eastman Chemical Co.		682	69,612
FMC Corp.		1,063	91,439

			161,051
Chemicals: Specialty – 4.6%
Praxair, Inc.		1,067	115,652

			115,652
Coal – 2.6%
Peabody Energy Corp.		1,100	64,801

			64,801
Computer Services, Software & Systems – 3.7%
DST Systems, Inc.		48	2,534
Symantec Corp.(1)		4,630	91,304

			93,838
Consumer Services: Miscellaneous – 3.7%
eBay, Inc.(1)		2,924	94,358

			94,358
Copper – 1.5%
Antofagasta PLC	GBP	1,708	38,217

			38,217
Diversified Financial Services – 3.4%
Ameriprise Financial, Inc.		1,519	87,616

			87,616
Electronic Entertainment – 3.3%
Activision Blizzard, Inc.		7,133	83,313

			83,313
Insurance: Life – 3.7%
Aflac, Inc.		2,024	94,480

			94,480

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Insurance: Multi-Line – 2.3%
Willis Group Holdings PLC		1,425	$58,582

			58,582
Insurance: Property-Casualty – 2.0%
RenaissanceRe Holdings Ltd.		731	51,133

			51,133
Medical Equipment – 1.9%
CareFusion Corp.(1)		1,780	48,363

			48,363
Oil: Crude Producers – 12.3%
ARC Resources Ltd.	CAD	2,210	57,310
Denbury Resources, Inc.(1)		3,580	71,600
Southwestern Energy Co.(1)		2,050	87,904
Talisman Energy, Inc.		4,639	95,286

			312,100
Pharmaceuticals – 3.9%
Warner Chilcott PLC, Class A		4,117	99,343

			99,343
Securities Brokerage & Services – 2.8%
E*TRADE Financial Corp.(1)		5,123	70,697

			70,697
Semiconductors & Components – 4.3%
Atmel Corp.(1)		7,829	110,154

			110,154
Specialty Retail – 7.9%
Advance Auto Parts, Inc.		856	50,068
GameStop Corp., Class A(1)		3,224	85,984
The Gap, Inc.		3,523	63,766

			199,818
Toys – 5.1%
Hasbro, Inc.		1,602	70,376
Mattel, Inc.		2,128	58,499

			128,875
Utilities: Miscellaneous – 3.4%
Calpine Corp.(1)		5,400	87,102

			87,102
Total Common Stocks (Cost $1,864,686)			2,467,125

8	The accompanying notes are an integral part of these financial statements.

RS VALUE VIP SERIES

June 30, 2011(unaudited)	Principal Amount	Value
Repurchase Agreements – 4.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $102,000, due 7/1/2011(2)	$102,000	$102,000
Total Repurchase Agreements (Cost $102,000)		102,000
Total Investments - 101.0% (Cost $1,966,686)		2,569,125
Other Liabilities, Net - (1.0)%		(24,363)
Total Net Assets - 100.0%		$2,544,762

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.00%	4/30/2012	$105,871

Legend:

Foreign-Denominated Security

CAD — Canadian Dollar

GBP — Great British Pound

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$2,428,908	$38,217	*	$—	$2,467,125
Repurchase Agreements	—	102,000		—	102,000
Total	$2,428,908	$140,217		$—	$2,569,125

*	Consists of a foreign security whose value was determined by a pricing service as a result of movement in the U.S. markets. This investment in securities was classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)
Assets
Investments, at value	$2,569,125
Cash and cash equivalents	627
Foreign currency, at value	483
Receivable for investments sold	3,711
Dividends receivable	1,174
Due from adviser	437
Receivable for fund shares subscribed	249

Total Assets	2,575,806

Liabilities
Payable for investments purchased	2,490
Payable to distributor	118
Accrued trustees’ fees	62
Accrued expenses/other liabilities	28,374

Total Liabilities	31,044

Total Net Assets	$2,544,762

Net Assets Consist of:
Paid-in capital	$1,962,930
Accumulated undistributed net investment loss	(20,988)
Accumulated net realized gain from investments and foreign currency transactions	374
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	602,446

Total Net Assets	$2,544,762

Investments, at Cost	$1,966,686

Foreign Currency, at Cost	$480

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	263,679
Net Asset Value Per Share	$9.65

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)
Investment Income
Dividends	$13,719
Interest	28
Withholding taxes on foreign dividends	(307)

Total Investment Income	13,440

Expenses
Investment advisory fees	13,506
Custodian fees	10,103
Professional fees	8,239
Shareholder reports	6,803
Distribution fees	3,972
Administrative service fees	263
Trustees’ fees	97
Other expenses	145

Total Expenses	43,128

Less: Fee waiver/reimbursement by adviser	(27,240)

Total Expenses, Net	15,888

Net Investment Loss	(2,448)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	380,973
Net realized loss from foreign currency transactions	(517)
Net change in unrealized appreciation/depreciation on investments	(296,430)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	2

Net Gain on Investments and Foreign Currency Transactions	84,028

Net Increase in Net Assets Resulting from Operations	$81,580

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(2,448)	$(7,648)
Net realized gain from investments and foreign currency transactions	380,456	122,104
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(296,428)	663,479

Net Increase in Net Assets Resulting from Operations	81,580	777,935

Capital Share Transactions
Proceeds from sales of shares	676,289	3,160,885
Cost of shares redeemed	(2,083,006)	(2,237,247)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,406,717)	923,638

Net Increase/(Decrease) in Net Assets	(1,325,137)	1,701,573

Net Assets
Beginning of period	3,869,899	2,168,326

End of period	$2,544,762	$3,869,899

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(20,988)	$(18,540)

Other Information:
Shares
Sold	71,119	382,590
Redeemed	(216,259)	(262,131)

Net Increase/(Decrease)	(145,140)	120,459

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS VALUE VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/11[1]	$9.47	$(0.03)	$0.21	$0.18	$—	$—	$—
Year Ended 12/31/10	7.52	— [4]	1.95	1.95	—	—	—
Year Ended 12/31/09	5.65	0.06	1.83	1.89	(0.02)	—	(0.02)
Year Ended 12/31/08	9.49	(0.11)	(3.73)	(3.84)	—	—	—
Period From 7/31/07[5] to 12/31/07[1]	10.00	(0.20)	(0.31)	(0.51)	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$9.65	1.90%	$2,545	1.00%	2.71%	(0.15)%	(1.86)%	29%
9.47	25.93%	3,870	1.00%	2.49%	(0.21)%	(1.70)%	89%
7.52	33.42%	2,168	1.00%	4.01%	0.40%	(2.61)%	63%
5.65	(40.46)%	1,143	3.85%	6.66%	(2.12)%	(4.93)%	67%
9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Rounds to $0.00 per share.

[5]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

June 30, 2011 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

Pursuant to a written agreement in effect through April 30, 2012, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2010, which is the most recently completed tax year.

16

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(9,149)	$9,276	$(127)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized $132,095 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2010 were $340,144, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund elected to defer net capital and currency losses of $9,401.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $1,994,056. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $592,610 and $(17,541), respectively, resulting in net unrealized appreciation of $575,069.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $844,597 and $1,921,659, respectively, for the six months ended June 30, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral

17

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES (UNAUDITED)

(although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 6/30/11	Average Borrowing*	Average Interest Rate*
$—	$273,079	1.47%
*	For the six months ended June 30, 2011, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Variable Products Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal To Elect Trustees

Nominee	Votes For	Votes Against/Withheld
Judson Bergman	264,351,869.410	14,579,441.977
Kenneth R. Fitzsimmons, Jr.	264,417,319.717	14,513,991.670
Anne M. Goggin	265,496,967.524	13,434,343.863
Christopher C. Melvin, Jr.	264,182,743.884	14,748,567.503
Deanna M. Mulligan	264,603,554.628	14,327,756.759
Gloria S. Nelund	265,607,677.552	13,323,633.835
Terry R. Otton	265,360,024.512	13,571,286.875
John P. Rohal	264,052,063.420	14,879,247.967

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 2, 2011

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: September 2, 2011